As filed with the Securities and Exchange Commission on November 27, 2019
File No. 33-5852
File No. 811-4676

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 155	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 157	☒

HARBOR FUNDS
(Exact name of Registrant as Specified in Charter)

111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 443-4400
(Registrant’s Telephone Number, including Area Code)

CHARLES F. MCCAIN, ESQ. Harbor Funds 111 South Wacker Drive – 34th Floor Chicago, Illinois 60606	CHRISTOPHER P. HARVEY, ESQ. Dechert LLP One International Place – 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☒	on December 1, 2019 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
December 1, 2019
Harbor Mid Cap Fund

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Fund’s shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Fund’s shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.
The Securities and Exchange Commission (SEC) has not approved the Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Harbor Mid Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	1.46%	1.54%	1.54%	1.66%
Total Annual Fund Operating Expenses	2.21%	2.29%	2.54%	2.66%
Expense Reimbursement[2]	(1.41)%	(1.41)%	(1.41)%	(1.41)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.80%	0.88%	1.13%	1.25%
1  Based on estimated amounts for the current fiscal year.
2  The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.80%, 0.88%, 1.13%, and 1.25% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through November 30, 2020. Only the Fund’s Board of Trustees may modify or terminate this agreement.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
Retirement	$ 82	$555
Institutional	$ 90	$580
Administrative	$115	$656
Investor	$127	$692

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The inception date of the Fund was
December 1, 2019 and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. mid cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid cap companies.
The Fund defines mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Index, provided that if the upper end of the capitalization range of that Index falls below $15 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of September 30, 2019, the range of the Index was $918.6 million to $70.5 billion, but it is expected to change frequently.
The Subadviser employs a disciplined investment approach that seeks to identify companies that, in the Subadviser’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. The Subadviser uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. The Subadviser employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark. The Fund’s sector weightings are a result of, and secondary to, individual stock selections.
The Subadviser may sell a stock if one of the following situations arises:
■	The company executes according to the Subadviser’s investment thesis and the market recognizes it in the stock’s valuation;
■	The investment process identifies a company the Subadviser believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■	The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund expects to invest in approximately 50 to 70 companies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

1

Fund Summary
Harbor Mid Cap Fund

Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2019.
Portfolio Manager
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1  There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.

2

Fund Summary
Harbor Mid Cap Fund

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

3

Additional Information about the Fund’s Investments

Investment Objective
Harbor Funds’ Board of Trustees (the “Board of Trustees”) may change the Fund’s investment objective without shareholder approval.

Investment Policies
The Fund’s 80% investment policy may be changed by the Fund upon 60 days’ advance notice to the shareholders.

Principal Investments
The Fund’s principal investment strategies are described in the Fund Summary section.
COMMON STOCK
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
PREFERRED STOCK
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
EQUITY SECURITIES
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. In addition to exchange-traded and over-the-counter common and preferred stocks, equity securities include warrants, rights, convertible securities, depositary receipts and shares, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. Equity investments also may include investments in initial public offerings or secondary offerings. Depositary receipts may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), International Depositary Receipts (IDRs), Non-Voting Depositary Receipts (NVDRs), and Global Depositary Receipts (GDRs).

Non-Principal Investments
TEMPORARY DEFENSIVE POSITIONS
The Fund may temporarily depart from its normal investment policies and strategies when the Subadviser believes that doing so is in the Fund‘s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange traded funds that are consistent with the Fund‘s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadviser to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Principal Risks of Investing
The main risks associated with investing in the Fund are summarized in the Fund Summary section at the front of this prospectus.
For additional risk factors that are not discussed in this Prospectus because they are not considered main risk factors, see Harbor Funds’ Statement of Additional Information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance and the Fund’s investment strategy may not produce the intended results.
More detailed descriptions of certain of the main risks and additional risks of the Fund are described below.
OPERATIONAL RISKS
An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate their net asset values in a timely
4

Additional Information about the Fund’s Investments

manner, including over a potentially extended period, or may otherwise adversely affect the Fund and its shareholders. While the Fund seek to minimize such events through controls and oversight, there may still be failures that could causes losses to the Fund. In addition, similar incidents affecting issuers of securities held by the Fund may negatively impact Fund performance.

Portfolio Turnover
The Fund does not expect to engage in frequent trading to achieve its principal investment strategies. Active and frequent trading in a Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period.

Portfolio Holdings Disclosure Policy
The Fund’s full portfolio holdings are published quarterly on the 15th day following quarter end on harborfunds.com. In addition, the Fund’s top ten portfolio holdings as a percent of its total net assets will be published quarterly on the 10th day following quarter end on harborfunds.com. This information is available on Harbor Funds’ website for the entire quarter.
Additional information about Harbor Funds’ portfolio holdings disclosure policy is available in the Statement of Additional Information.
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The Adviser

Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. (the “Adviser”) is the investment adviser to Harbor Funds. The Adviser, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is a wholly-owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
The combined assets of Harbor Funds and the pension plans managed by the Adviser were approximately $46.5 billion as of September 30, 2019.
The Adviser employs a “manager-of-managers” approach in selecting and overseeing Subadvisers responsible for the day-to-day management of the assets of the Harbor funds. Subject to the approval of the Board of Trustees, the Adviser establishes, and may modify whenever deemed appropriate, the investment strategies of the Fund. The Adviser also is responsible for overseeing each Subadviser and recommending the selection, termination and replacement of Subadvisers. The Adviser evaluates and allocates the Fund’s assets to one or more Subadvisers.
The Adviser also:
■	Seeks to ensure quality control in the Subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
■	Monitors and measures risk and return results against appropriate benchmarks and recommends whether a Subadviser should be retained or changed.
■	Focuses on cost control.
In order to more effectively manage the Fund, Harbor Funds and the Adviser have been granted an order from the Securities and Exchange Commission (“SEC”) permitting the Adviser, subject to the approval of the Board of Trustees, to select Subadvisers not affiliated with the Adviser to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisers, all without obtaining shareholder approval.
In addition to its investment management services, the Adviser administers Harbor Funds’ business affairs. As disclosed in the “Fund Summary” section, the Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), until November 30, 2020. The Adviser pays a subadvisory fee to the Subadviser out of its own assets. The Fund is not responsible for paying any portion of the subadvisory fee to the Subadviser.
Annual Advisory Fee Rates
(annual rate based on the Fund’s average net assets)
	Actual Advisory Fee Paid	Contractual Advisory Fee
Harbor Mid Cap Fund	N/A [1]	0.75%
[1]	Commenced operations December 1, 2019
A discussion of the factors considered by the Board of Trustees when approving the investment advisory and investment subadvisory agreements of the Fund will be available in Harbor Fund’s semi-annual report to shareholders (for the 6-month period ended April 30, 2020).
From time to time, the Adviser or its affiliates may invest “seed” capital in a Fund, typically to enable a Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
6

The Subadviser

The Subadviser and Portfolio Manager
The Fund’s investments are selected by a Subadviser that is unaffiliated with the Adviser. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares in the Fund.
Harbor Mid Cap Fund
EARNEST Partners LLC (“EARNEST Partners”), located at 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309, serves as Subadviser to Harbor Mid Cap Fund. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Paul E. Viera	2019	Mr. Viera founded EARNEST Partners in 1998 and is the Chief Executive Officer and a Portfolio Manager. He conceived and developed Return Pattern Recognition®, the investment methodology used to screen equities at EARNEST Partners. Prior to forming EARNEST Partners he was a Global Partner at Invesco Advisers, Inc. and a senior member of its Investment Team. Mr. Viera began his investment career in 1985 at Bankers Trust.
7

The Subadviser

EARNEST Partners Mid Capitalization Core Composite Performance Information
The following table presents the past performance of the EARNEST Partners Mid Capitalization Core Composite (the “EARNEST Composite”). EARNEST Partners is Subadviser to Harbor Mid Cap Fund. The EARNEST Composite is comprised of all fee-paying accounts under fully discretionary management by EARNEST Partners that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. EARNEST Partners has prepared and presented the historical performance shown for the EARNEST Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EARNEST Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the EARNEST Composite net of expenses, the Adviser applied the estimated net Fund operating expenses payable by the Retirement, Institutional, Administrative, and Investor Classes of shares of the Fund for the fiscal year ending October 31, 2020, as applicable. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Robeco in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the EARNEST Composite is not that of Harbor Mid Cap Fund and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the EARNEST Composite. While the accounts comprising the EARNEST Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the EARNEST Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the EARNEST Composite, they may have had an adverse effect on the performance results of the EARNEST Composite. However, EARNEST does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

EARNEST composite*
	Average Annual Total Returns for the Periods Ended September 30, 2019:
	1 Year	3 Years	5 Years	10 Years
Composite net of Retirement Class expenses	6.06%	14.35%	11.70%	13.76%
Composite net of Institutional Class expenses	5.97	14.26	11.61	13.67
Composite net of Administrative Class expenses	5.71	13.97	11.33	13.38
Composite net of Investor Class expenses	5.58	13.84	11.20	13.24
EARNEST Composite (gross)	6.91	15.27	12.59	14.67
Russell Midcap® Index**	3.19	10.69	9.10	13.07

	Calendar Year Total Returns for the Periods Ended December 31:
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Composite net of Retirement Class expenses	41.61%	26.64%	-1.16%	15.52%	30.53%	9.69%	0.46%	15.57%	25.15%	-10.83%
Composite net of Institutional Class expenses	41.50	26.54	-1.24	15.43	30.43	9.61	0.38	15.48	25.05	-10.90
Composite net of Administrative Class expenses	41.15	26.22	-1.49	15.14	30.10	9.33	0.13	15.19	24.74	-11.13
Composite net of Investor Class expenses	40.98	26.07	-1.61	15.00	29.95	9.20	0.01	15.05	24.59	-11.23
EARNEST Composite (gross)	42.75	27.66	-0.37	16.45	31.58	10.58	1.26	16.50	26.16	-10.11
Russell Midcap® Index**	40.48	25.48	-1.55	17.28	34.76	13.22	-2.44	13.80	18.52	-9.06

*	This is not the performance of Harbor Mid Cap Fund. As of September 30, 2019, the EARNEST Composite was composed of 20 accounts, totaling approximately $1,067 million. The inception date of the EARNEST Composite was October 3, 2003.
**	The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company
8

Your Harbor Funds Account
Choosing a Share Class

Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor Funds call 800-422-1050 or visit our website at harborfunds.com.
The Fund has multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the Fund’s separate share classes have different expenses and, as a result, their investment performances will differ. Harbor Funds, the Adviser, Harbor Funds Distributors, Inc. (the “Distributor”) and Harbor Services Group, Inc. (“Shareholder Services”) do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund. When choosing a share class, you should consider the factors below:
Retirement Class	Retirement Class shares are available to individual and institutional investors.
■ No 12b-1 fee and no intermediary fee of any kind paid by the Fund
■ Transfer agent fee of up to 0.02% of average daily net assets
■ $1,000,000 minimum investment in the Fund
■ The Harbor Target Retirement Funds are not eligible to invest in the Retirement Class.

Institutional Class	Institutional Class shares are available to individual and institutional investors.
■ No 12b-1 fee
■ Transfer agent fee of up to 0.10% of average daily net assets
■ $50,000 minimum investment in the Fund

Administrative Class	Administrative Class shares are available only to employer-sponsored retirement or benefit plans and other non-retirement accounts maintained by financial intermediaries. Employer-sponsored retirement and benefit plans include: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans. Administrative Class shares are not available through personal plans, such as individual retirement accounts (IRAs), SEP IRAs, Simple IRAs or individual 403(b) plans, unless investing through an account maintained by a financial intermediary.
■ 12b-1 fee of up to 0.25% of average daily net assets
■ Transfer agent fee of up to 0.10% of average daily net assets
■ $50,000 minimum investment in the Fund for accounts maintained by financial intermediaries
■ No minimum investment for employer-sponsored retirement or benefit plans

Investor Class	Investor Class shares are available to individual and institutional investors.
■ 12b-1 fee of up to 0.25% of average daily net assets
■ Transfer agent fee of up to 0.22% of average daily net assets
■ $2,500 minimum investment in the Fund for regular accounts
■ $1,000 minimum investment in the Fund for IRA and UTMA/UGMA accounts
Meeting the minimum investment for a share class means you have purchased and maintained shares with a value at the time of purchase that is at least equal to that minimum investment amount. Redemptions out of your account can cause your account to fail to meet the minimum investment amount requirement. Changes in the market value of your account alone will not cause your account to either meet the minimum investment amount or fall below the minimum investment amount. See “Accounts Below Share Class Minimums.”

Distribution and Service (12b-1) Fees
Harbor Funds has adopted a distribution plan for the Fund’s Administrative and Investor Classes of shares in accordance with Rule 12b-1 under the Investment Company Act. Under the plan, the Fund pay distribution and service fees to the Distributor for the sale, distribution and servicing of the Administrative and Investor Class shares. All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies, that maintain accounts in Harbor Funds for their customers. Because the Fund pay these fees out of the Administrative and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment in Administrative and Investor Class shares and may cost you more than paying other types of sales charges.
9

Your Harbor Funds Account
Choosing a Share Class

Transfer Agent Fees
The Fund pay Shareholder Services transfer agent fees (specified above) on a per-class basis for its services as shareholder servicing agent for the Fund. For each class except for the Retirement Class of shares, Shareholder Services uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain recordkeeping, subaccounting and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges that are assessed on a periodic basis (i.e., quarterly) and/or an asset based fee that is determined based upon the value of the assets maintained by the financial intermediary.

Investing Through a Financial Intermediary
You may purchase Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than Harbor Funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the Fund directly.
The Distributor and Shareholder Services have contracted with certain intermediaries to accept and forward purchase orders to the Fund on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds by the next business day. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.
The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional, Administrative and/or Investor Classes of shares of the Fund and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional, Administrative and/or Investor Classes of shares of the Fund through accounts that are maintained by the financial intermediaries. The Adviser and/or its affiliates may also make payments, out of their own assets and not as an expense to the Fund, to unaffiliated financial intermediaries to offset certain expenses of financial intermediaries related to the maintenance of an intermediary’s investment platform and/or the setup and maintenance of the Fund or share class on an intermediary’s system. As a result, these financial intermediaries could be incentivized to recommend shares of Harbor Funds over shares of another mutual fund that either does not compensate the financial intermediary or compensates the intermediary at lower levels.
Harbor Funds, the Adviser, the Distributor, Shareholder Services and their respective trustees, directors, officers, employees and agents are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions that are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. Eastern time on the following business day or prior to the deadline established between Harbor and the intermediary (i.e., on a trade date plus one [T+1] basis).
10

Your Harbor Funds Account
Minimum Investment Exceptions

Retirement Class
You may purchase Retirement Class shares, notwithstanding the $1,000,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)	Employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans.
(b)	Certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.

Institutional Class
You may purchase Institutional Class shares, notwithstanding the $50,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)	Shareholders who held shares of Harbor Funds on October 31, 2002 and have maintained a balance in a Harbor Funds account (hereinafter referred to as “original shareholders” or “grandfathered shareholders”). You will lose your “grandfathered” status if you deplete your account to a zero balance.
(b)	Shareholders who received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization.
(c)	Current officers, partners, employees or registered representatives of financial intermediaries which have entered into sales agreements with the Distributor.
(d)	Members of the immediate family living in the same household of any of the persons included in items (a), (b) or (c).
(e)	Current trustees and officers of Harbor Funds.
(f)	Current partners and employees of legal counsel to Harbor Funds.
(g)	Current directors, officers or employees of the Adviser and its affiliates.
(h)	Current directors, officers, or employees of any Subadviser to any Harbor Funds.
(i)	Members of the immediate family of any of the persons included in items (e), (f), (g) or (h).
(j)	Any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons.
(k)	Employer-sponsored retirement plan participants that transfer into a separate account with Harbor Funds within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor Funds.
(l)	Individuals that transfer directly into a separate account with Harbor Funds from an omnibus account at Harbor Funds, provided those individuals beneficially owned shares of the same Harbor fund through the omnibus account for a reasonable period of time, as determined by the Distributor, prior to the transfer.
(m)	Certain wrap and other types of fee-based accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor.
(n)	Employer-sponsored retirement plans and omnibus accounts established by financial intermediaries where the investment in each Fund is expected to meet the minimum investment amount within a reasonable time period, as determined by the Distributor.
(o)	Participants in an employer-sponsored retirement plan or 403(b) plan or 457 plan if (i) their employer has made special arrangements for the plan to operate as a group with other plans through a single broker, dealer or financial intermediary; and (ii) all participants in the plan purchase shares of a Harbor fund through that single broker, dealer or other financial intermediary.
(p)	Certain family trust accounts adhering to standards established by the Distributor.
11

Your Harbor Funds Account
Minimum Investment Exceptions

Administrative Class
You may purchase Administrative Class shares, notwithstanding the $50,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)	Employer-sponsored retirement or benefit plans, including: qualified retirement plans, plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, profit-sharing plans, cash balance plans, money purchase pension plans, nonqualified deferred compensation plans and retiree health benefit plans.
(b)	Omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the investment minimum amount within a reasonable period of time as determined by the Distributor.

Investor Class
Harbor Funds may, in its discretion, waive or lower the investment minimum for the Investor Class of any Harbor fund.
12

Your Harbor Funds Account
How to Purchase Shares

Harbor Funds will not accept cash, money orders, cashier’s checks, official checks, starter checks, third-party checks, credit card convenience checks, traveler’s checks or checks drawn on banks outside the U.S.
Harbor Funds does not issue share certificates.
All orders to purchase shares received in good order by Harbor Funds or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. All purchase orders are subject to acceptance by Harbor Funds. Checks and funds sent by wire or Automated Clearing House (“ACH”) for direct purchases must be received by Harbor Funds prior to the close of regular trading of the NYSE to receive that day’s share price. See “Investing Through a Financial Intermediary” if you are purchasing shares through a financial intermediary.
Harbor Funds at all times reserves the right to reject any purchase for any reason without prior notice, including if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund involved. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Harbor Funds reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take as long as 10 business days.
The Funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
Open a new account	Add to an existing account
Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.	Mail a completed Letter of Instruction or an Additional Investments form (available from harborfunds.com/forms). The Additional Investments form may also be included with your most recent confirmation statement.
Make your check payable to: “Harbor Funds.”
Shares purchased by check may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 10 business days after the purchase of such shares to make sure the funds from your account have cleared.
If your check does not clear for any reason, your purchase will be cancelled and $25 may be deducted from your account. You may also be prohibited from future purchases.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
Add to an existing account
You may submit orders for the purchase of shares by contacting a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 may be deducted from your account. You may be prohibited from future telephone purchases.
Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our website.
You must establish banking instructions on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, a Shareholder Services Representative can assist you. You may also download the Account Services form from our website at harborfunds.com or establish banking instructions online if you are registered for online access.
13

Your Harbor Funds Account
How to Purchase Shares

By Wire
Wire to:
State Street Bank and
Trust Company
Boston, MA
ABA#: 0110 0002 8
Acct: DDA #3018-065-7 Supply Fund name, Fund number, account registration and account number
Open a new account	Add to an existing account
Send the completed account application to Shareholder Services at the address listed under “By Mail.”	Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.
Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.
Call a Shareholder Services Representative at 800-422-1050 if you are sending a wire of $100,000 or more.

Online Access
Visit our website:
harborfunds.com
Please make note of your confirmation number when transacting online.
Add to an existing account
If you have established online access for your account, you may submit an order to purchase shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Payment for purchase of shares through online access may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 may be deducted from your account. You may be prohibited from future online purchases.
Shares purchased through online access may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the purchase request by mail.
You must establish banking instructions on your account to purchase shares through the online account access system. If banking instructions were not established at the time you opened your account, you may add them to your account via the online account access system, by calling a Shareholder Services Representative at 800-422-1050 during our normal business hours, or you may download the Account Services form from our website at harborfunds.com and send it by mail.
14

Your Harbor Funds Account
How to Exchange Shares

An exchange is a redemption of shares from one Harbor fund and a purchase of shares into another Harbor fund and may be subject to a redemption fee.
Exchanges are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss.
Class-to-class exchanges within the same Fund, however, are generally not taxable.
All orders to exchange shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Funds.
The exchange privilege is not intended as a means for short-term or excessive trading. Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each Harbor fund. You should consider the differences in investment objectives and expenses of a Harbor fund before making an exchange.
Harbor Funds may change or terminate its exchange policy on 60 days’ prior notice.
Retirement CLASS SHAREHOLDERS
The Retirement Class of shares is available to both individual and institutional investors who meet the minimum investment and other eligibility requirements.
You may exchange your shares of the Retirement Class for Retirement Class shares of any other Harbor fund. In addition, you may exchange your shares of the Retirement Class for shares of the Institutional, Administrative or Investor Class of another Harbor fund subject to the eligibility and minimum investment requirements for the Fund and class to be acquired.
Institutional CLASS SHAREHOLDERS
This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.
If you are an original shareholder (a shareholder of any Harbor fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor fund.
If you are not an original shareholder or do not qualify for another exception, you must meet the minimum initial investment requirements for each Fund.
You may exchange your shares of the Institutional Class for shares of the Retirement Class of another Harbor fund subject to the eligibility and minimum investment requirements for the Fund to be acquired.
Administrative CLASS SHAREHOLDERS
You may exchange your shares of the Administrative Class for Administrative Class shares of any other Harbor fund available through your retirement plan or financial intermediary. In addition, you may exchange your shares of the Administrative Class for shares of either the Institutional or Investor Class of another Harbor fund if such class of shares is available through your retirement plan or financial intermediary.
Investor CLASS SHAREHOLDERS
If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor fund and for Institutional Class shares of any Harbor fund that does not currently offer Investor Class shares. Your exchanges out of any Harbor fund that does not currently offer Investor Class shares into another Harbor fund would be subject to the eligibility and minimum investment requirements for the Fund and class to be acquired.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
You may mail an exchange request to Shareholder Services. Indicate the Fund name, the Fund number, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the account holder’s name(s) appear on the account registration.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.
15

Your Harbor Funds Account
How to Exchange Shares

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
If your account has telephone exchange privileges, you may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our website.

Online Access
Visit our website:
harborfunds.com
Please make note of your confirmation number when transacting online.
If you have established online access, you may submit an order to exchange shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the exchange request by mail.
16

Your Harbor Funds Account
How to Sell Shares

Redemptions are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.
A Medallion signature guarantee may be required. See “Shareholder and Account Policies” for more information.
All orders to sell shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. Harbor Funds has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.
The length of time Harbor Funds typically expects to pay proceeds from redemption requests varies based on the method by which you elect to receive the proceeds. Harbor Funds typically expects to pay redemption proceeds as follows: (i) for proceeds by check, Harbor Funds typically expects to mail the check by the next business day following the receipt of a redemption request that is in good order; (ii) for proceeds by wire, Harbor Funds typically expects to pay proceeds by the next business day following the receipt of a redemption request that is in good order; and (iii) for proceeds by ACH, Harbor Funds typically expects to transfer the proceeds to the shareholder’s bank on the next business day following the receipt of the redemption request which will be made available to the redeeming shareholder on the second business day. For redemption requests settled through the National Securities Clearing Corporation, Harbor Funds typically expects the redemption transaction to settle (and proceeds to be paid) the next business day following the receipt of the redemption request in good order. For redemptions through an intermediary, Harbor Funds typically expects to pay redemption proceeds to the intermediary in accordance with the preceding statement. As previously noted, payments of redemption proceeds may take up to seven days, as permitted by law.
If withholding information on IRA redemption requests is not specified, Harbor Funds will withhold the mandatory federal amount (currently 10%) and any applicable state amount.
For information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Harbor Funds and Shareholder Services do not pay interest on redemption proceeds.
Redemption proceeds, except for IRA redemption proceeds, sent by check that are not cashed within 180 days may be reinvested (without interest), in your account in the same Fund from which they were redeemed at the current day’s net asset value (“NAV”). Redemption proceeds that are reinvested are subject to the risk of loss like any Fund investment. Additionally, if redemption checks are not cashed within 180 days, your account options will be changed to have future dividend and capital gains distributions reinvested.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
You may mail a written redemption request to Shareholder Services. State the Fund name, the Fund number, the number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
If your account has telephone redemption privileges, you may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.
Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our website.
17

Your Harbor Funds Account
How to Sell Shares

Online Access
Visit our website:
harborfunds.com
Please make note of your confirmation number when transacting online.
If you have established online access, you may submit an order to redeem shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Redemptions through online access will be paid by check, wire or ACH transfer only to the address or bank account of record.
Shares purchased through online access may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the redemption request by mail.
18

Shareholder and Account Policies

Transaction and Account Policies
Important Information About Opening an Account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including Harbor Funds, to obtain, verify and record information that identifies each person who opens an account. This information is used to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations or is from a sanctioned country or associated with a sanctioned entity. As a result, unless this information is collected by the broker/dealer or other financial intermediary pursuant to an agreement, Harbor Funds must obtain the following information for each person that opens a new account:
■	Name;
■	Date of birth (for individuals);
■	Residential or business street address (although post office boxes may be used as a mailing address); and
■	Social Security number, taxpayer identification number or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other legal entities.
Legal entity customers are required to provide the name, date of birth, address and social security number (or other government identification number such as a passport number or other similar information in the case of foreign persons) of individual(s), referred to as “beneficial owner(s)”, who own 25% or more of the equity interest of the legal entity, as applicable, and an individual with significant responsibility to control, manage or direct the legal entity at the time that a new account is opened.
Federal law prohibits Harbor Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, Harbor Funds may restrict your ability to purchase additional shares until your identity is verified. Harbor Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

Rights Reserved by Harbor Funds
Harbor Funds reserves the following rights: (1) to accept initial purchases by telephone, online access, or mail; (2) to refuse any purchase or exchange order for any reason; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering the Fund’s shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchases and any services at any time; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if the Fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account, which indicates that the identity of the shareholder can no longer be verified.
These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund or if required by law.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until (and calculate the Fund’s NAV as of) the normally scheduled close of regular trading on the NYSE for that day.

Important Information Regarding State Escheatment Laws
Mutual fund accounts can be considered abandoned property. States are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances determined by the state, Harbor Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Harbor Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned
19

Shareholder and Account Policies

or unclaimed property) if the account owner has not initiated any activity in the account or established contact with the Fund for an “inactivity period” as specified in applicable state laws. If the Fund is unable to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. Other states may provide similar processes for shareholders.
We strongly encourage you to contact us at least once every year to review your account information. Below are ways in which you can assist us in safeguarding your Fund investments.
■	If you have established online access for your account, log in to your account at harborfunds.com to view your account information. Please note, simply visiting our public website does not establish contact with us under state escheatment laws.
■	Call one of our Shareholder Services Representatives at 800-422-1050, Monday through Friday, between 8:00 a.m. and 6:00 p.m. Eastern time.
■	Take action on letters received in the mail from Harbor Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

Excessive Trading/Market-Timing
Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Harbor funds are intended for long-term investment purposes only. Harbor Funds has taken reasonable steps to identify and seek to discourage excessive short-term trading.
Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies, increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. Certain Funds invest a significant portion of their assets in small cap stocks, stocks of emerging market companies or high-yield bonds. Some of these holdings may not trade every day or may not trade frequently throughout a trading day. As a result, these Funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a Fund’s portfolio securities, as reflected by the Fund’s net asset value on any given day, do not fully reflect the current fair market value of such securities. In the case of Funds that invest primarily in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.
The Board of Trustees has adopted policies and procedures and has authorized Harbor Funds to take the following actions to discourage excessive short-term trading activity in the Funds.
You may make no more than four round trips in the same Fund in any 12-month period. A “round trip” is a purchase into a Fund followed by a redemption out of the same Fund (including by exchange) or a redemption out of a Fund (including by exchange) followed by a purchase into the same Fund within a 30-day period. When a purchase or redemption transaction is paired with another transaction to make one round trip, neither of those transactions is paired with a third transaction to make a second round trip. For example, if a shareholder purchases shares of a Fund on May 1, redeems those shares of the same Fund on May 15 and then purchases shares in the same Fund again on June 5, the shareholder would have engaged in one round trip. The purchase on May 1 would be paired with the redemption on May 15 because the transactions occurred within a 30-day period. However, the redemption on May 15 would not be paired with the purchase on June 5 to create a second round trip because the May 15 redemption already constituted part of the earlier round trip. Different restrictions may apply if you invest through an intermediary.
Harbor Funds will limit, for a period of 60 days, future purchases into a Fund by any investor who makes more than four round trips in the same Fund in a 12-month period. Harbor Funds monitors trading activity in all accounts maintained directly with Harbor Funds. If Harbor Funds discovers what it believes to be excessive trading or market timing activity in any Fund, it may limit future purchases or terminate the exchange privilege for a shareholder on a temporary or permanent basis at any time, including after one round trip. Harbor Funds may also prohibit a shareholder from opening new accounts or adding to existing accounts in any Harbor fund. The trading history of accounts under common ownership or control within any of the Harbor funds may be considered in enforcing these policies. As described under “Pricing of
20

Shareholder and Account Policies

Fund Shares,” Harbor Funds has also implemented fair value pricing procedures, which may have the effect of reducing market timing activity in some Funds. In addition, the Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Purchases placed (directly or through a financial intermediary) in violation of the Funds’ exchange limits or excessive trading policy may be rejected by a Fund.
The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the same Funds; (iii) purchases of shares in retirement accounts with participant payroll or employer contributions or loan repayments; (iv) transaction requests submitted by mail to Harbor Funds from shareholders who hold their accounts directly with Harbor Funds (transactions submitted by fax or wire are not considered mail transactions); (v) transactions involving the reinvestment of dividend and capital gains distributions; (vi) transactions initiated through an automatic investment, exchange or withdrawal plan; (vii) transactions pursuant to an automatic rebalancing or asset allocation program established with Harbor Funds; (viii) transactions involving the transfer of shares from one account to another account of the same shareholder in the same Fund and the conversion of shares from one class to another class in the same Fund; (ix) transactions initiated by a plan sponsor; (x) Section 529 College Savings Plans; (xi) Harbor funds that invest in other Harbor funds; (xii) involuntary redemptions of shares to pay Fund or account fees; (xiii) transactions below a dollar amount applicable to all accounts in a Fund that Harbor has determined, in its sole discretion, are not likely to adversely affect the management of the Fund; and (xiv) omnibus accounts maintained by financial intermediaries.
When financial intermediaries establish omnibus accounts with Harbor Funds, Harbor Funds monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds believes are owned directly by the investor. If Harbor Funds detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction information so that Harbor Funds can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds may limit or prohibit additional purchases of Fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds normally monitors trading activity at the omnibus account level, Harbor Funds may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.
In addition, certain financial intermediaries may impose restrictions on short-term trading that may differ from those of Harbor Funds. Harbor Funds may choose to rely on the intermediary’s restrictions on short-term trading in place of its own if Harbor Funds determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the Funds from excessive short-term trading activity.
Certain Funds may charge redemption fees, subject to certain exceptions, as described in the respective Fund’s prospectus under “Redemption Fees.” For the purposes of determining whether the redemption fee applies, Harbor Funds will redeem your shares on a “first-in, first-out” (FIFO) basis, which means that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

Pricing of Fund Shares
The Fund’s share price, called its net asset value (NAV) per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share for each class of shares outstanding is computed by dividing the net assets of the Fund attributable to that class by the number of Fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is generally not calculated and the Fund generally do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and
21

Shareholder and Account Policies

price Fund shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open.
Harbor Funds’ valuation procedures permit the Fund to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments.  The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.
The Fund generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, market value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair market values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by the Fund may also differ from the prices that the Fund could obtain for those securities if the Fund were to sell those securities at the time the Fund determines its NAV.
Current day share prices are normally available after 7:00 p.m. Eastern time at harborfunds.com.
22

Shareholder and Account Policies

Paying for Shares by Check
If you purchase Fund shares by check:
■	Make your check payable to: “Harbor Funds.”
■	No third-party checks, starter checks, money orders, cashier’s checks, official checks, credit card convenience checks, traveler’s checks or checks drawn on banks outside the U.S. are accepted.
■	If your check does not clear for any reason, your purchase will be cancelled and $25 may be deducted from your Harbor Funds account. You also may be prohibited from future purchases.
■	Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to 10 business days for shares purchased by check, up to 3 business days for shares purchased by ACH or up to 1 business day for shares purchased by wire.

In-Kind Redemptions
Harbor Funds agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Harbor Funds reserves the right to pay redemptions exceeding $250,000 or 1% of the NAV of the redeeming Fund, either totally or partially, by an in-kind redemption of securities (instead of cash) from the applicable Fund. The securities redeemed in-kind would be valued for this purpose by the same method as is used to calculate the Fund’s NAV per share. Redemptions, whether made in cash or in-kind, are taxable transactions for those shareholders who are subject to tax. If you receive an in-kind redemption, you should expect to incur transaction costs. You also may incur an additional tax liability upon the disposition of the securities received in the redemption.

Methods to Meet Redemption Requests
In order to meet redemption requests, Harbor Funds typically expects to use holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the Fund may meet redemption requests by accessing a custodian overdraft facility, borrowing through Harbor Funds’ interfund lending program, or borrowing through other sources. These methods may be used during both normal and stressed conditions. In addition, Harbor Funds reserves the right to pay redemption proceeds in-kind as described above.

Accounts Below Share Class Minimums
If your account balance falls below the required minimum investment due to redemptions and/or exchanges out of the class of shares in which you are invested, Shareholder Services may request that the account balance be increased. If your account balance is not increased within 60 days, Harbor Funds reserves the right to redeem your account in full at the then-current NAV or the account may be moved into a share class that has a lower minimum investment. If you are an Institutional Class investor and do not maintain the required $50,000 minimum investment, Harbor Funds reserves the right to exchange your Institutional Class shares at the then-current NAV for shares of that Fund’s Investor Class.  If you are a Retirement Class investor and do not maintain the required $1,000,000 minimum investment, Harbor Funds reserves the right to exchange your Retirement Class shares at the then-current NAV for shares of that Fund’s Institutional Class.
Shareholders seeking to establish accounts with amounts that are below the $50,000 Institutional Class required minimum investment for the applicable Harbor fund and who are not eligible for an exemption or waiver of this minimum will automatically be invested in the Investor Class shares for that Fund.

Statements and Reports
You will receive a confirmation statement from Harbor Funds after each transaction affecting your account unless your account is maintained by a financial intermediary. Shareholders participating in an automatic plan, however, will receive only quarterly confirmations for all transactions occurring during the relevant quarter. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact a Shareholder Services Representative regarding any errors or discrepancies.
The Fund produces financial reports, which includes a list of the Fund’s portfolio holdings semi-annually, and updates its prospectus at least annually.
Unless you instruct Harbor Funds otherwise by contacting a Shareholder Services Representative, Harbor Funds will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has a Harbor Funds account. This process is known as “householding.” Please call a Shareholder Services Representative at 800-422-1050 if you would like to receive additional copies of these documents. Individual copies will be sent within 30 days after Shareholder Services receives your instructions. Your consent to householding is considered valid until revoked.
23

Shareholder and Account Policies

Signature Guarantees
Harbor Funds believes that certain redemption instructions may involve a greater risk of potential fraud. In seeking to ensure that the redemption instructions are genuine, Harbor Funds requires that the shareholder obtain and provide a Medallion signature guarantee to Harbor Funds with the instructions. A Medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers.
A Medallion signature guarantee is required if any of the following are applicable:
■	You would like a check made payable to anyone other than the shareholder(s) of record.
■	You would like a check mailed to an address that has been changed within 10 business days of the redemption request.
■	You would like a check mailed to an address other than the address of record.
■	You would like your redemption proceeds sent by wire or ACH to a bank account that has been changed on Harbor Funds’ records within 10 business days of the redemption request or to an account other than a bank account of record.
Harbor Funds may waive or require a Medallion signature guarantee under certain circumstances at Harbor Funds’ sole discretion. Harbor Funds may also accept or require a Signature Validation stamp (SVP) under certain circumstances at Harbor Funds’ sole discretion.
A Medallion signature guarantee may be refused if any of the following are applicable:
■	It does not appear valid or in good form.
■	The transaction amount exceeds the surety bond limit of the Medallion guarantee.
■	The guarantee stamp has been reported as stolen, missing or counterfeit.
How to Obtain a Medallion Signature Guarantee
A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in a Medallion program will not be accepted. A signature guarantee cannot be provided by a notary public.
If you are a Harbor Funds shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature. In its discretion, Shareholder Services may accept such an authentication in lieu of a Medallion signature guarantee.
24

Shareholder and Account Policies

You may receive dividends and capital gains distributions in cash or reinvest them. Dividends and capital gains distributions will be reinvested in additional shares of the Fund unless you elect otherwise.
This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.
Dividends, Distributions and Taxes
The Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. The Fund declares and pays any dividends from net investment income and capital gains at least annually in December. The Fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. The Fund expects distributions, if any, to be from capital gains and/or net investment income.
For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by the Fund and certain other conditions (including holding period requirements) are met by the Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). More information about QDI is included in the Fund’s Statement of Additional Information. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.
Generally, you should avoid investing in the Fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Fund. This is referred to as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, the Fund’s share price will drop to $19 (excluding any market value change). You would still have an investment worth only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received — even if you reinvest the distribution in more shares.
When you sell or exchange Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) you receive and your tax basis for the shares that you sell or exchange. Early each year, the Fund will send you information about the Fund’s dividends and distributions and any shares you sold during the previous calendar year unless your account is maintained by a financial intermediary.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If you do not provide Harbor Funds with your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, redemptions, exchanges and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends or otherwise “withholdable payments” from the Fund, as discussed in more detail in the Fund’s Statement of Additional Information.
The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:
■	Postal or other delivery service is unable to deliver checks to the address of record;
■	Dividends and capital gains distributions are not cashed within 180 days; or
■	Bank account of record is no longer valid.
Dividends and capital gains distribution checks that are not cashed within 180 days may be reinvested in your account in the same Fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any investment.
Harbor Funds and Shareholder Services do not have any obligation, under any circumstances, to pay interest on dividends or capital gains distributions sent to a shareholder.
25

Shareholder and Account Policies

Cost Basis
Shares acquired after January 1, 2012 are referred to as “covered” shares, while shares acquired prior to January 1, 2012 are referred to as “non-covered” shares. For covered shares, Harbor Funds is required to report cost basis information to you as well as the IRS on Form 1099-B. The cost basis information provided to you for non-covered shares will not be reported to the IRS. Both covered and non-covered shares will each receive their own individual cost basis calculation.
Harbor Funds offers average cost basis information, if available, to shareholders for noncovered shares on quarterly statements in addition to the required cost basis information for covered shares. Cost basis information on taxable transactions that represent noncovered shares will be noted on Form 1099-B, but not reported to the IRS.
Under cost basis regulations that began in 2012, you can select a different cost basis method for the covered shares in your Harbor Funds account. You can do this in one of three ways: (1) log into your Harbor Funds account online and follow the menu steps to select a different cost basis method, (2) download the Cost Basis Election Form and return that form to Harbor Funds by mail or by fax, or (3) contact Shareholder Services at 800-422-1050 to request that a copy of the Cost Basis Election Form be mailed to you for completion and return to Harbor Funds by mail or fax.
If you do not elect a cost basis method, Harbor Funds will use the average cost method for calculating cost basis of your covered shares.
For more information on cost basis and which method is right for you, please contact your tax advisor.
26

Investor Services

Harbor Funds provides a variety of services to manage your account.
If you already have a Harbor Funds account, call a Shareholder Services Representative at 800-422-1050 to request an Account Services form to add these features or you may download the form from our website at harborfunds.com.
Online Services
harborfunds.com
Our website is normally available 24 hours a day. It provides you with the ability to access your account information, submit transactions, request forms and applications, and obtain additional information on each of the Harbor funds.
When you establish an account, you will automatically be granted online transaction privileges.
To perform transactions via our website, you must first register for online access in order to authorize us to transmit account information online and to accept online instructions. Go to harborfunds.com to register for online access.
Online transactions are subject to the same minimums and terms as other transactions.
Shareholder Services uses procedures designed to confirm that instructions communicated via online access are genuine, including requiring that certain identifying information be provided, prior to acting upon instructions and sending written confirmation of online transactions. To the extent that Shareholder Services uses reasonable procedures to confirm that instructions received through our website are genuine, Harbor Funds, Shareholder Services and the Distributor are not liable for acting on these instructions.

Telephone Services
800-422-1050
You may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. When you establish an account, you will be granted telephone transaction privileges unless you specifically instruct us otherwise in writing.
Telephone transactions are subject to the same minimums and terms as other transactions.
Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring that certain identifying information be provided prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by Shareholder Services. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, Harbor Funds, Shareholder Services, or the Distributor will not be liable for acting in accordance with these instructions.

Retirement Accounts
For information on establishing retirement accounts, please call 800-422-1050 or visit our website at harborfunds.com.
■	Traditional IRA — An individual retirement account. You may make contributions up until the year you reach age 70½ and you may be able to deduct the contribution from taxable income, thereby reducing your current income taxes. Taxes on investment earnings are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Non-deductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59½ are assessed a 10% premature withdrawal penalty in addition to income tax, unless an exception applies. You are required to begin taking withdrawals from your Traditional IRA after you reach age 70½.
■	Roth IRA — An individual retirement account. Your contributions are never tax deductible; however, all earnings in the account are tax-free. You do not pay income taxes on qualified withdrawals from your Roth IRA if certain requirements are met. There is no age limitation on making contributions to Roth IRAs and there is no requirement that you begin making minimum withdrawals at any age.
■	SEP IRA — A type of Traditional IRA funded by employer contributions. A Harbor Funds Traditional IRA may be used in connection with a Simplified Employee Pension (SEP) plan maintained by your employer. Assets grow tax-deferred and distributions are taxable as income.
■	Other Retirement Plans — Harbor funds may be used as an investment option in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.
■	SIMPLE IRA — A Savings Incentive Match Plan for Employees IRA (SIMPLE IRA) is a plan that certain small employers can set up for the benefit of their employees. Harbor Funds does not offer SIMPLE IRAs.
27

Investor Services

Shareholders participating in an automatic investment, exchange or withdrawal plan, or dividend exchange plan will receive only quarterly confirmations of all transactions.
Harbor Funds may amend or terminate the automatic plans without notice to participating shareholders.
Your automatic investment plan, automatic exchange plan, automatic withdrawal plan, or dividend exchange plan may be suspended if postal or other delivery services are unable to deliver the transaction confirmation statements to you at the address of record. In case of a suspended dividend exchange plan, your distributions will be reinvested in the current Fund, and shares represented by such reinvested dividends will not be exchanged.
Automatic Investment Plan
You may direct Harbor Funds to purchase a specific dollar amount of the Fund on a scheduled basis through an ACH transaction by providing valid banking instructions on your account application or Automatic Transactions form.
If your ACH transaction does not clear, your purchase will be cancelled and $25 may be deducted from your account. You may also be prohibited from future automatic investment plan purchases.
If you already have a Harbor Funds account, you may call a Shareholder Services Representative at 800-422-1050 to request an Automatic Transactions form or download the form from our website at harborfunds.com. In addition, an automatic investment plan may be established over the phone by contacting a Shareholder Services Representative. Alternatively, you may establish an automatic investment plan through our website by logging in to your account at harborfunds.com.
By using the automatic investment or exchange plans, you are purchasing shares of the Fund on a scheduled basis without regard to fluctuations in NAV per share. Over time, your average cost per share may be higher or lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an effective way to invest for retirement, a home, educational expenses, and other long-term financial goals. See “Dividends, Distributions and Taxes” regarding the potential adverse tax consequences of purchasing shares shortly before an anticipated dividend or capital gains distribution.
Payroll Deduction Purchase Allocations
You may direct your employer to automatically deduct a specific dollar amount from your paycheck(s) and allocate the deducted amounts to one or more Harbor funds on a scheduled basis by completing the Payroll Deduction form. A payroll deduction must first be implemented by your employer before Harbor Funds can establish the purchase allocations.
Automatic Exchange Plan
You may direct Harbor Funds to automatically exchange between Harbor funds on a scheduled basis. The Harbor fund being exchanged out of and the Harbor fund being exchanged into must already be established with an account balance greater than zero and must continue to meet the minimum requirements for its respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.
Automatic Withdrawal Plan
You may direct Harbor Funds to withdraw a specific dollar amount on a scheduled basis during the year.
If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore may be taxable transactions depending on the type of account, and you may realize a gain or a loss. To understand how such withdrawals will affect you, you should consult your tax adviser.
Dividend Exchange Plan
You may invest dividends and capital gain distributions from one Harbor fund in shares of another Harbor fund, provided you have opened an account in the other Harbor fund with a balance greater than zero and have satisfied the applicable minimum investment requirements. When dividends and/or capital gain distributions from one Harbor fund are used to purchase shares in another Harbor fund, the shares are purchased on the date the dividends and/or capital gains would have otherwise been paid to you (the “ex-dividend date”) at the share price in effect as of the ex-dividend date. Purchases are credited to your account on the ex-dividend date.
28

Harbor Mid Cap Fund Details

Share prices are available on our website at harborfunds.com after 7:00 p.m. Eastern time or by calling 800-422-1050 during normal business hours.
Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds visit our website at harborfunds.com or call 800-422-1050 during normal business hours.
	NUMBER	TICKER SYMBOL	CUSIP NUMBER
Harbor Mid Cap Fund
Retirement Class	2546	HMCRX	41152P609
Institutional Class	2046	HMCLX	41152P708
Administrative Class	2246	HMCDX	41152P807
Investor Class	2446	HMCNX	41152P880

Updates Available
For updates on the Harbor Funds following the end of each calendar quarter, please visit our website at harborfunds.com.
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31

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050
harborfunds.com
For more information
For investors who would like more information about the Fund, the following documents are available upon request:
Annual/Semi-Annual Reports
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
Free copies of the annual and semi-annual reports , the SAI, and other information about the Fund are available:

On our Website:	harborfunds.com
By Telephone:	800-422-1050
By Mail:	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108

Investors may get text-only copies:

On the Internet:	sec.gov
By Email (for a fee):	publicinfo@sec.gov

This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of the Fund are registered for sale.
Investment Company Act File No. 811-4676	FD.P.DE.MC.1219
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborfunds.com

STATEMENT OF ADDITIONAL INFORMATION – December 1, 2019

Harbor Funds (“Harbor” or the “Trust”) is an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (individually or collectively referred to as a “Fund” or the “Funds”); the Funds may also be referred to collectively within the asset classes listed below:

	Retirement Class	Institutional Class	Administrative Class	Investor Class
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Harbor Mid Cap Growth Fund	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Growth Opportunities Fund	HNSOX	HASOX	HRSOX	HISOX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Small Cap Value Opportunities Fund	HSRVX	HSOVX	HSAVX	HSIVX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX
INTERNATIONAL & GLOBAL FUNDS
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Harbor Focused International Fund	HNFRX	HNFSX	HNFDX	HNFIX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX
FIXED INCOME FUNDS
Harbor Bond Fund	HBFRX	HABDX	HRBDX	--
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	--	--
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor High-Yield Opportunities Fund	HHYRX	HHYNX	HHYAX	HHYVX
MONEY MARKET FUNDS
Harbor Money Market Fund	--	HARXX	HRMXX	--

	Retirement Class	Institutional Class	Administrative Class	Investor Class
TARGET RETIREMENT FUNDS
Harbor Target Retirement Income Fund	--	HARAX	--	--
Harbor Target Retirement 2020 Fund	--	HARJX	--	--
Harbor Target Retirement 2025 Fund	--	HARMX	--	--
Harbor Target Retirement 2030 Fund	--	HARPX	--	--
Harbor Target Retirement 2035 Fund	--	HARUX	--	--
Harbor Target Retirement 2040 Fund	--	HARYX	--	--
Harbor Target Retirement 2045 Fund	--	HACCX	--	--
Harbor Target Retirement 2050 Fund	--	HAFFX	--	--
Harbor Target Retirement 2055 Fund	--	HATRX	--	--
Harbor Target Retirement 2060 Fund	--	HATDX	--	--
Additional funds may be created by the Funds’ Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. With the exception of the Target Retirement Funds, the assets of each Fund are managed by one or more subadvisers (each, a “Subadviser”) under the supervision of Harbor Capital Advisors, Inc., the Funds’ investment adviser (the “Adviser”). The Target Retirement Funds are managed directly by the Adviser.
The Board of Trustees determined to liquidate and dissolve the Harbor Small Cap Value Opportunities Fund (the “SCVO Fund”). The liquidation of the SCVO Fund is expected to occur on December 20, 2019 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the SCVO Fund on the Liquidation Date. Effective December 2, 2019, the SCVO Fund is no longer accepting additional investments.
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the respective Harbor Funds dated November 1, 2019 for the Target Retirement Funds, June 1, 2019 for Harbor Focused International Fund, and March 1, 2019 for all other Harbor Funds, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at harborfunds.com or in the respective Fund’s Annual and Semi-Annual reports to shareholders. Investors can obtain free copies of the Prospectuses and the Statement of Additional Information, the Annual Reports, which contain the Funds’ audited financial statements, the Semi-Annual Reports, request other information and discuss their questions about the Funds by calling 800-422-1050, by writing to Harbor Funds at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborfunds.com. The financial statements of the Funds (except for Harbor Focused International Fund, Harbor Overseas Fund, and Harbor Target Retirement 2060 Fund) as of and for the periods ended October 31, 2018, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information. No audited financial statements exist for Harbor Mid Cap Fund, Harbor Focused International Fund, Harbor Overseas Fund, or Harbor Target Retirement 2060 Fund which commenced operations on December 1, 2019, June 1, 2019, March 1, 2019, and November 1, 2019, respectively. The unaudited financial statements for each of the Harbor Target Retirement Funds (except for Harbor Target Retirement 2060 Fund) for the six-month period ended April 30, 2019 are incorporated by reference in this Statement of Additional Information.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund is a diversified management investment company that has a different investment objective that it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the Funds’ investment policies contained in the Prospectus.
A Fund may temporarily depart from its normal investment policies and strategies when the Subadviser believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund‘s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange traded funds that are consistent with the Fund‘s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadviser to another or receives large cash flows that it cannot prudently invest immediately.
In addition, a Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

80% Requirement
Certain Funds are subject to a policy, applied at the time of each purchase, of investing 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities suggested by the Fund’s name, as set forth in its prospectus. Such a Fund need not sell non-qualifying securities that appreciated in value in order to bring its investments in compliance with the 80% requirement. However, any future investments must be made in a manner to bring the Fund’s investments in compliance with the 80% requirement. This policy may be changed by the Fund upon 60 days’ advanced notice to the shareholders.

99.5% Requirement
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. This policy may be changed by the Fund upon 60 days’ advanced notice to the shareholders.
Harbor Money Market Fund may invest up to 0.5% of its total assets in investments other than: (i) cash; (ii) “government securities”; and/or (iii) repurchase agreements that are “collateralized fully,” provided that such investments also otherwise comply with the requirements of Rule 2a-7.
“Government securities,” generally refers to securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities.

Harbor Target
Retirement Funds
Shares of the Target Retirement Funds are currently available for sale only through retirement plans sponsored by Harbor Capital Advisors, Inc. and Owens-Illinois, Inc. Shares of the Target Retirement Funds may in the future be made available for broader distribution. The Target Retirement Funds reserve the right to reject any offer to purchase shares.

Investment Policies

Asset-Backed Securities
Harbor Core Bond Fund and Harbor Bond Fund may invest in asset-backed securities and in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.
Other types of mortgage-backed and asset-backed securities may be developed in the future, and a Fund may invest in them if the relevant Subadviser determines they are consistent with the Fund’s investment objectives and policies.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.
In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Below Investment-Grade Fixed Income Securities
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund invest primarily in below investment-grade securities. Harbor Global Leaders Fund, Harbor Core Bond Fund, and Harbor Bond Fund may invest up to 5%, 20%, and 20%, respectively, of their assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds. For mortgage-related securities, these Funds may invest in securities of any credit quality, including those rated below B.
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more

Investment Policies

Below Investment-Grade Fixed Income Securities — Continued
adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Funds’ fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or buy-back features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on the Subadviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisers employ their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisers continually monitor the investments in each Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed.

Investment Policies

Below Investment-Grade Fixed Income Securities — Continued
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Borrowing
Each Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. Harbor Bond Fund may borrow from banks and broker-dealers and engage in reverse repurchase agreements for purposes of investing the borrowed funds. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The percentage of Harbor Bond Fund’s total assets that may be leveraged because of reverse repurchase agreements will vary during the fiscal year depending on the portfolio management strategies of the Subadviser. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Brady Bonds
Harbor Bond Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by Nicholas P. Brady, former U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents
Each Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). Each Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. Each Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Investment Policies

Cash Equivalents — Continued
Each Fund (except Harbor Money Market Fund) may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings (P-3 for Harbor Bond Fund) or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
Each Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Collateralized Debt Obligations
Harbor Core Bond Fund and Harbor Bond Fund may invest in each of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”

Common Stocks
Each equity Fund (includes all Domestic Equity Funds and International & Global Funds) may purchase common stocks. Harbor Bond Fund may invest up to 20%, of its total assets in equity securities, including common stocks, of U.S. and foreign companies. Also, each of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund may each invest up to 10% of its total assets in common stock issued by U.S. companies.
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.

Convertible Securities
Each Fund (except Harbor Money Market Fund) may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.

Investment Policies

Convertible Securities — Continued
CONTINGENT CONVERTIBLE INSTRUMENTS
Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
■	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
■	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as the Funds) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
■	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Cybersecurity Risks
As the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.
Cybersecurity breaches affecting a Fund or the Adviser, the Subadvisers, custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact a Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental and other regulatory authorities, and exchange and other financial market operators may subject a Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which a Fund invests may similarly negatively impact a Fund’s shareholders because of a decrease in the value of these securities.
The Funds have established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Funds and their shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Delayed Funding and Revolving Credit Facilities
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund, and Harbor Bond Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition

Investment Policies

Delayed Funding and Revolving Credit Facilities — Continued
makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate cash or liquid securities with the Fund’s custodian, or set aside or restrict in the Fund’s or Subadviser’s records or systems relating to the Fund, cash or liquid assets in an amount sufficient to meet such commitments that are marked-to-market daily.
The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the Funds’ limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of each Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Derivative Instruments
In accordance with its investment policies, each Fund (except Harbor Money Market Fund) may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.
Derivative securities may include collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts and swap agreements (described below). The principal risks associated with derivative instruments are:
MARKET RISK
The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
LEVERAGE AND ASSOCIATED PRICE VOLATILITY
Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that it is not appropriate for a money market fund to incur leverage risk.
COUNTERPARTY CREDIT RISK
The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.
LIQUIDITY AND VALUATION RISK
Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors, such as the Funds, are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

Investment Policies

Derivative Instruments — Continued
CORRELATION RISK
There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.
RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES
Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.
The risk of early prepayments is the primary risk associated with interest-only debt securities (“IOs”), leveraged floating rate securities whose yield changes in the same direction as, rather than inversely to, a referenced interest rate (“superfloaters”), other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.
The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities (“inverse floaters”), principal-only debt securities (“POs”), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.
Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Duration
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the characteristics used in security selection for each fixed income fund, except that Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund do not focus on securities with a particular duration.
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future

Investment Policies

Duration — Continued
point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years — two points; and so on. To the extent a Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

Event-Linked Exposure
Harbor Convertible Securities Fund and Harbor Bond Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose all or a portion of its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Fixed Income Securities
Each Fund may invest in fixed income securities. Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for a Fund.

Foreign Currency Transactions
Each Fund, except Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund, and Harbor Money Market Fund, may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Investment Policies

Foreign Currency Transactions — Continued
Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.
Harbor International Small Cap Fund, Harbor Convertible Securities Fund, and Harbor Bond Fund may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
When a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.
Harbor International Small Cap Fund, Harbor Convertible Securities Fund, and Harbor Bond Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadviser determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. Harbor International Small Cap Fund and Harbor Bond Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When a Fund enters into foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
A Fund will only enter into transactions in forward contracts when deemed appropriate by its Subadviser. The Funds generally will not enter into a forward contract with a term of greater than one year. Each Fund may experience delays in the settlement of its foreign currency transactions.
A Fund will place cash that is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract), in a separate account with the Funds’ custodian or will set aside or restrict that cash in the Subadviser’s records or systems. The amounts in such separate account, or set aside or restricted, will equal the value of the Fund’s total assets that are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place in the account, or will set aside or restrict, additional cash or securities on a daily basis so that the value of the account or amount set aside or restricted will equal the amount of the Fund’s commitments with respect to such contracts.

Investment Policies

Foreign Currency Transactions — Continued
Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets.
While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
An issuer of fixed income securities purchased by Harbor International Small Cap Fund, Harbor Convertible Securities Fund, and Harbor Bond Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”
A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Foreign Securities
Each Fund (except Harbor Money Market Fund) is permitted to invest in foreign securities, which are securities issued by foreign issuers, and certain Funds are permitted to invest in emerging market securities. Harbor Emerging Markets Equity Fund invest primarily in equity securities, including common and preferred stocks, of emerging market companies.
Each Subadviser is responsible for determining, with respect to the Fund(s) that it manages, whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Subadvisers generally may consider one or more of the following factors in determining an issuer is a foreign or emerging market issuer:
■	whether the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
■	the extent to which a company’s total revenue is derived from goods produced, sales made or services performed in one or more foreign or emerging market countries or the extent to which its assets are located in one or more foreign or emerging market countries;
■	whether the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
■	any other factors relevant to a particular issuer.
Each Subadviser may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisers do not consult with one another with respect to the management of the Funds, the Subadvisers may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign or emerging market country may nevertheless be classified by a Subadviser as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
With respect to Harbor Emerging Markets Equity Fund, emerging market companies are defined as those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. This Fund considers a company “economically tied to” an emerging market country if such company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets, in an emerging market country.

Investment Policies

Foreign Securities — Continued
FOREIGN SECURITIES RISKS
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest to permit the Funds’ assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for mutual funds. The Funds’ subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Funds’ ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds’ assets; and (iv) difficulties in converting the Funds’ cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.

Investment Policies

Foreign Securities — Continued
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In June 2016, citizens of the United Kingdom voted to withdraw from the EU (referred to as “Brexit”). In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU.  Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU is unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This mid-to long-term uncertainty may have an adverse effect on the economy generally and on the value of a Fund’s investments.  On November 25, 2018, EU leaders approved the terms of the United Kingdom’s withdrawal from the EU. On January 15, 2019, the United Kingdom’s Parliament voted to reject the terms of the withdrawal agreement.  As a result, the manner of the withdrawal remains uncertain. It is not presently possible to determine the extent of the impact on a Fund’s investments in the United Kingdom, and continued uncertainty with respect to the withdrawal negotiations could negatively impact a Fund’s investments.
EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
INVESTING THROUGH STOCK CONNECT
Harbor Overseas Fund, Harbor Focused International Fund, Harbor International Growth Fund, and Harbor Emerging Markets Equity Fund may invest in eligible securities, such as China A-Shares (“Stock Connect Securities”) that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China–Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Funds) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining

Investment Policies

Foreign Securities — Continued
a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict a Fund’s ability to invest in Stock Connect Securities.
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect a Fund’s ability to trade Stock Connect Securities. A Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that a Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by a Fund.
ADRs, EDRs, IDRs, AND GDRs
Each equity Fund, Harbor Core Bond Fund, and Harbor Bond Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
PARTICIPATORY NOTES (“P-NOTES”)
Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Overseas Fund, Harbor Focused International Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, and Harbor Emerging Markets Equity Fund may invest in P-Notes, to seek to gain economic exposure to markets where holding an underlying security is not feasible. Harbor Global Leaders Fund may invest up to 20% of its net assets in P-Notes. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.
In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Forward Commitments and When-Issued Securities
Each Fund (except Harbor Money Market Fund) may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a

Investment Policies

Forward Commitments and When-Issued Securities — Continued
forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Funds’ custodian, or set aside or restrict in the Subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Fund while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.
Recently finalized Financial Industry Regulatory Authority, Inc. (“FINRA”) rules include mandatory margin requirements that will require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Futures Contracts and Options on Futures Contracts
Harbor Large Cap Value Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Harbor Money Market Fund is not authorized to enter into futures contracts or engage in options transactions with respect to futures contracts. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
The Adviser has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA), pursuant to Rule 4.5 under the CEA (the “exclusion”). Accordingly, neither the Adviser, nor the Funds, are subject to registration or regulation as a “commodity pool operator” or “commodity pools,” respectively, under the CEA. Because the Adviser intends to operate the Funds in a manner that would permit it to continue to remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA, including futures contracts and options on futures contracts, which may adversely impact a Fund’s return. In the event the Adviser becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund and operate the Fund subject to CFTC regulation, the Fund may incur additional expenses.
FUTURES CONTRACTS
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.
With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or restricting in the Subadviser’s records or systems relating to the Fund, liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or restrict liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.
HEDGING AND OTHER STRATEGIES
Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.
A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, commodities or commodity indices securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
OPTIONS ON FUTURES CONTRACTS
Except as noted above, under the caption “Futures Contracts and Options on Futures Contracts,” each Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same type. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
OTHER CONSIDERATIONS
A Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of commodities or securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of commodities or securities (or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase.

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, commodities or currencies, require the Fund to maintain with the Funds’ custodian in a segregated account, or to set aside or restrict in the Subadviser’s records or systems, cash or liquid securities in an amount equal to the value of such underlying securities, commodities or currencies.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Funds’ ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.
RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS
There are several additional risks associated with transactions in commodity futures contracts.
Storage Risk. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment Risk. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Hybrid Instruments
Harbor Bond Fund may invest in hybrid instruments. The Fund will not invest more than 5% of its total assets in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased

Investment Policies

Hybrid Instruments — Continued
or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Certain hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA. Position limits adopted by the CFTC may in the future limit the Funds’ ability to obtain indirect exposure to commodities through commodity-linked hybrid instruments or may increase the cost of such exposure.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

Illiquid Securities
Each Fund (except Harbor Money Market Fund) will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of each Fund (except Harbor Money Market Fund) has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review of each Fund’s liquidity risk, the classification and monthly review of each Fund’s portfolio investments, the determination and periodic review of, and procedures to address a shortfall in, a Fund’s highly liquid investment minimum, if applicable, and limiting a Fund’s illiquid investments to 15% of the Fund’s net assets. The various provisions of the liquidity risk management program for the Funds will be subject to staggered compliance dates, starting with December 1, 2018, as provided under Rule 22e-4 and related guidance.
Harbor Money Market Fund will not invest more than 5% of its net assets in illiquid investments, as defined in Rule 2a-7 under the Investment Company Act.  Harbor Money Market Fund’s investments will be considered illiquid if they cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value that Harbor Money Market Fund assigned to such investments.
The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to all Funds. The Board of Trustees has delegated to the Adviser and Subadvisers the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains oversight of the liquidity determination process.

Inflation-Indexed Bonds
Harbor Core Bond Fund and Harbor Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of

Investment Policies

Inflation-Indexed Bonds — Continued
$1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interfund Lending
The SEC has granted the Trust and the Adviser an exemptive order permitting the Funds to participate in an interfund lending program whereby the Funds may directly lend to and borrow money from each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls, subject to the terms and conditions of the exemptive order. Although Harbor Money Market Fund may rely on the exemptive order to participate in the interfund lending program, it will not participate as a borrower because the Fund rarely needs to borrow cash to meet redemptions.
Any interfund loan made would be preferable to borrowing from a bank from the perspective of the borrowing Fund and more beneficial than an alternative short-term investment from the perspective of a lending Fund. In accordance with the exemptive order, no Fund may lend its uninvested cash to another Fund if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. In addition, a Fund’s loans to another Fund may not exceed 5% of the lending Fund’s net assets. The duration of each interfund loan will be limited to the time required to obtain cash sufficient to repay such loan, but the duration of the loan may not exceed seven days. Each interfund loan may be called on one business day’s notice by the lending Fund and may be repaid on any day by a borrowing Fund.
A Fund may borrow on an unsecured basis (i.e., without posting collateral) through the interfund lending program only if the borrowing Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided, that if the borrowing Fund has a secured loan outstanding from any other lender, including another Fund, the lending Fund’s interfund loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program only on a secured basis. A Fund may not borrow through the interfund lending program nor from any other source if its total outstanding borrowings immediately after the borrowing would exceed 33⅓% of its total assets or any limits provided for by the Fund’s investment policies or restrictions.

Investment Policies

Interfund Lending — Continued
The limitations discussed above and the other conditions of the SEC exemptive order are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Investments in Other Investment Companies
Each Fund (except the Target Retirement Funds) is permitted to invest up to 10% of its assets in securities of other investment companies and up to 5% of its assets in any one other investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company.  There is no limit on the amount the Target Retirement Funds may own of the total outstanding voting securities of the other series of Harbor Funds. The Target Retirement Funds, in accordance with their prospectus, may invest more than 5% of their total assets in any one or more of the Harbor funds. The Target Retirement Funds may invest more than 10% of their total assets in other series of Harbor Funds. A Target Retirement Fund may also hold more than 3% of the total voting stock of other series of the Harbor funds. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies and exchange traded funds (commonly known as “ETFs”), issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market. Certain ETFs have received exemptive relief permitting other funds to invest in such ETFs in amounts in excess of the limits set forth above, subject to satisfaction of certain conditions by the ETF and the acquiring fund. One or more of the Funds may rely on such orders to make investments in ETFs in excess of these limits.
For purposes of Harbor Money Market Fund’s policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” so as to qualify as a “government money market fund,” the Fund may categorize, as appropriate, investments in other “government money market funds” as within the 99.5% basket.
The Target Retirement Funds may invest in two or more series of Harbor Funds that do not make consistent investment decisions. One series may buy the same security that another series is selling. An investor in a Target Retirement Fund would indirectly bear the costs of both trades without achieving any investment purpose. Conversely, the Target Retirement Funds may invest in two or more series of Harbor Funds that hold common portfolio positions, reducing the diversification benefits of an asset allocation style.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company (“RIC”) under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Loan Originations, Participations and Assignments
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund, and Harbor Bond Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, these Funds may participate directly in lending syndicates to corporate borrowers. When a Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights

Investment Policies

Loan Originations, Participations and Assignments — Continued
under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may be able to enforce its rights only through the lender and may assume the credit risk of the lender in addition to the borrower.
The Funds may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Funds may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which a Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless a Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Subadviser believes to be a fair price and, as a result, a Fund’s ability to meet redemption obligations may be impaired. Thus, a Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations and could result in significant

Investment Policies

Loan Originations, Participations and Assignments — Continued
variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restrictions relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, the Funds rely on the Subadvisers’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Mortgage “Dollar Roll” Transactions
Harbor Core Bond Fund and Harbor Bond Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund’s borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Mortgage-Backed Securities
Harbor Core Bond Fund, Harbor Bond Fund, and Harbor Money Market Fund may invest in mortgage-backed securities. Harbor Money Market Fund may invest in mortgage-backed securities that meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage. The Subadvisers will monitor regularly the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.
Harbor Core Bond Fund and Harbor Bond Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, CMOs and stripped mortgage-backed securities (“SMBS”), and other types of “mortgage-backed securities” that may be available in the future. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
The values of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations

Investment Policies

Mortgage-Backed Securities — Continued
under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent a Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.
GUARANTEED MORTGAGE PASS-THROUGH SECURITIES
Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to information enabling them to evaluate, the competence and integrity of these private originators and institutions. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements, and the protection afforded by insurance or guarantees may be insufficient to cover all losses if underlying mortgage borrowers default at a greater than expected rate.
Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS
CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets, such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
STRIPPED MORTGAGE-BACKED SECURITIES
SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security,

Investment Policies

Mortgage-Backed Securities — Continued
while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds’ limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.
REVERSE MORTGAGES
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES
Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Funds do not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than the final distribution date.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Municipal Bonds
Harbor Core Bond Fund and Harbor Bond Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable

Investment Policies

Municipal Bonds — Continued
only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
These Funds may invest up to 5% of their net assets in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. The Funds may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). The Funds may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.
The bankruptcy of a large city is rare, making its consequences difficult to predict. A Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect a Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on a Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio.

Investment Policies

Options and Futures Transactions
Except as described under “Options on Securities, Securities Indices and Currency” and “Futures Contracts and Options on Futures Contracts,” each Fund (except Harbor Money Market Fund) may buy and sell options contracts, financial futures contracts and options on futures contracts, and may purchase and sell options and futures based on securities, indices, currencies, commodities and other assets, including options and futures traded on foreign exchanges and options not traded on any exchange. Options and futures contracts are bought and sold to manage a Fund’s exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund’s investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.
Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund’s return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest but may produce income, gains or losses.
The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any margin paid or premium received. The Funds’ transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.
RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised.
Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Options on Securities, Securities Indices and Currency
Harbor Large Cap Value Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund are not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Convertible Securities Fund, and Harbor Bond Fund may use options on currencies for cross-hedging purposes and to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Harbor Money Market Fund is not authorized to engage in any options transactions.  A Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges

Investment Policies

Options on Securities, Securities Indices and Currency — Continued
or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
WRITING COVERED OPTIONS
A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Fund, with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account with the Funds’ custodian or by setting them aside or restricting them in the Subadviser’s records or systems relating to the Fund. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
PURCHASING OPTIONS
A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund’s portfolio securities.
Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written

Investment Policies

Options on Securities, Securities Indices and Currency — Continued
in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Partnership Securities
Each Fund (except Harbor Money Market Fund) may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.
Each Fund (except Harbor Money Market Fund) may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stocks
Each Fund (except Harbor Money Market Fund) may invest in preferred stocks. In the case of Harbor Core Bond Fund and Harbor Bond Fund, investments in preferred stocks are limited to 10% of each Fund’s total assets. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.

Regulatory Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.

Investment Policies

Repurchase Agreements
Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of FINRA, or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Restricted Securities
Each Fund may purchase and sell restricted securities. Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the Securities Act of 1933 (the “1933 Act”) prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Reverse Repurchase Agreements
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. Harbor Bond Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. Each Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Funds’ custodian, or set aside or restrict assets in the Subadviser’s records or systems relating to the Fund, to cover its obligations under reverse repurchase agreements.
While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

Securities Lending
Each Fund (other than Harbor Money Market Fund and each of the Target Retirement Funds) may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially.

Investment Policies

Securities Lending — Continued
However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33⅓% of the value of the total assets of the Fund.

Short Sales
Each Fund (other than Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor Emerging Markets Equity Fund and Harbor Money Market Fund) may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage by segregating cash or liquid securities with the Fund’s custodian, or setting aside or restricting in the Subadviser’s records or systems related to the Fund, cash or liquid securities that the Subadviser determines to be liquid and that are equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Small to Mid Companies
Each equity Fund, as well as Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund, may invest in equity securities of small to mid-sized companies. Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Sovereign Debt Obligations
Each Fund (except Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Money Market Fund) may invest in sovereign debt obligations. Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund and Harbor Money Market Fund may only invest in U.S. dollar denominated sovereign debt obligations. Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal

Investment Policies

Sovereign Debt Obligations — Continued
and interest on their sovereign debt. As a holder of government sovereign debt, a Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of a Fund’s investments in that country’s sovereign debt obligations.

Structured Products
Harbor Core Bond Fund and Harbor Bond Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Harbor Core Bond Fund and Harbor Bond Fund will not invest more than 5% of their respective total assets in a combination of credit-linked securities or commodity-linked notes.
CREDIT-LINKED SECURITIES
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the

Investment Policies

Structured Products — Continued
derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
STRUCTURED NOTES AND INDEXED SECURITIES
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as 50 securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Subadviser will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
EQUITY-LINKED SECURITIES AND EQUITY-LINKED NOTES
Harbor Global Leaders Fund and Harbor Bond Fund may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Swaps, Caps, Floors and Collars
Harbor Convertible Securities Fund, Harbor Core Bond Fund, and Harbor Bond Fund may enter into swaps, caps, floors, and collars for hedging purposes or to seek to increase total return. For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the

Investment Policies

Swaps, Caps, Floors and Collars — Continued
notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Most types of over-the-counter swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps.
These Funds may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.
These Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.
Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of, or are set aside or restricted in the Subadviser’s records or systems relating to the Fund in the form of, cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restriction.
Harbor Convertible Securities Fund and Harbor Bond Fund will only enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the respective Fund generally and meets any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements for Harbor Convertible Securities Fund and Harbor Bond Fund are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated).
Each equity Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market. A swap transaction for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities means the counterparty would be obligated to pay the Fund a return based on the market price of the foreign equity security and the Fund would be obligated to pay the counterparty a return based upon a fixed or floating interest rate. As used above, “sale” means a sale to close out the purchase of a foreign equity security through a swap transaction as opposed to a short sale.

Investment Policies

Swaps, Caps, Floors and Collars — Continued
Each Fund’s current obligations under a swap agreement are accrued daily (offset against any amounts owed by the counterparty to the Fund) and any accrued but unpaid net amounts owed to a counterparty are covered by segregating or earmarking Fund assets determined to be liquid by the Fund’s Subadviser, in accordance with liquidity procedures established by the Funds’ Board of Trustees. Obligations under swap agreements that are covered in this manner are not considered “senior securities” for purposes of a Fund’s investment restriction regarding senior securities, in accordance with prior staff guidance.
Each Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in each Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
CREDIT DEFAULT SWAPS
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund, and Harbor Bond Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation or a net cash-settlement amount. As a seller, during the term of the contract, the Fund will place cash that is not available for investment or liquid securities, equal to the full notional value of the reference obligation, in a separate account with the Fund’s custodian or will set aside or restrict cash or liquid securities in the Subadviser’s records or systems relating to the Fund. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Trust-Preferred Securities
Each Fund (except Harbor Money Market Fund) may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

Investment Policies

Trust-Preferred Securities — Continued
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Funds.

U.S. Government Securities
Each Fund may invest in U.S. government securities. Total U.S. public debt as a percentage of gross domestic product has grown since the beginning of the 2008 financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Ginnie Mae, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
In addition to securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.

Variable and Floating Rate Securities
Each Fund (except Harbor Money Market Fund) may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

Warrants and Rights
Each Fund (except Harbor Money Market Fund) may invest in warrants and rights. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Investment Policies

Warrants and Rights — Continued
LOW EXERCISE PRICE WARRANT (“LEPW”)
Harbor Global Leaders Fund may invest up to 20% of its net assets in LEPWs, to seek to gain economic exposure to markets where holding an underlying security is not feasible. A LEPW is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it.

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.
A Fund may not:
(1)	with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and with respect to the Target Retirement Funds and Harbor Convertible Securities Fund, shares of other investment companies;
(2)	borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(3)	act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(4)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of domestic banks and bank holding companies, including certificates of deposit and bankers’ acceptances (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation);
(5)	issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Funds may issue shares of beneficial interest in multiple series or classes;
(6)	purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)	(except for Harbor Convertible Securities Fund), invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction. Harbor Convertible Securities Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act; or
(8)	make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
Notwithstanding the investment policies and restrictions of a Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
For purposes of fundamental investment restriction no. 4, each Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance

Investment Restrictions

Fundamental Investment Restrictions — Continued
companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.
Harbor Money Market Fund invests its assets in the manner necessary to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Accordingly, for purposes of fundamental investment restriction no. 4, Harbor Money Market Fund will not invest more than 25% of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers’ acceptances, for so long as the Fund intends to qualify as a “government money market fund.”
For purposes of fundamental investment restriction no. 7, each Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed above or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in the above section or (ii) imposed by the Investment Company Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted below, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, a Fund may not:
(a)	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)	make short sales of securities, except as permitted under the Investment Company Act;
(c)	invest more than 15% (5% in the case of Harbor Money Market Fund) of the Fund’s net assets in illiquid investments;
(d)	invest in other companies for the purpose of exercising control or management; or
(e)	with respect to those Funds that are underlying Funds of the Harbor Target Retirement Funds, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act.

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (56) ................. Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	39	None
Raymond J. Ball (75) ................ Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	39	None
Donna J. Dean (67) ................... Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	39	None
Joseph L. Dowling III (55) ....... Trustee	Since 2017	Chief Executive Officer (2018-Present) and Chief Investment Officer, Brown University Investment Office (2013-2018); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	39	Director of Integrated Electrical Services (2012-Present).
Randall A. Hack (72) ................. Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	39	None
Robert Kasdin (61) .................... Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	39	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (66) ................. Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	39	None
Ann M. Spruill (65) .................... Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	39	None

Trustees and Officers

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
Charles F. McCain (50)* ........... Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	39	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (44) ....................... Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (48) .......... Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (51) .................. Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Kristof M. Gleich (39) ............... Vice President	Since 2019	President (2018-Present), Harbor Capital Advisors, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.
Gregg M. Boland (55) ............... Vice President	Since 2019	Vice President (2019-Present), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (40) ............ Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (47) ............... Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (39) ..... AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (55) ............... Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (50) .................... Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.

Trustees and Officers

Additional Information About the Trustees — Continued
Scott M. Amero.  Mr. Amero retired in 2010 after a 20-year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently serves as Chairman of the Board of Trustees for Rare, a conservation nonprofit, a Trustee for Berkshire School, a Trustee of the Massachusetts chapter of The Nature Conservancy, and a member of the Advisory Board of the Mossavar-Rahmani Center for Business and Government at the Harvard Kennedy School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014.
Raymond J. Ball.  Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at The University of Chicago Booth School of Business, and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball joined the University of Chicago Business School’s faculty in 2000 from the William E. Simon Graduate School of Business at the University of Rochester, where he served as the Wesray Professor in Business Administration. Mr. Ball’s teaching and research has a particular focus on corporate disclosure, earnings and stock prices, international accounting and finance, market efficiency and investment strategies. Mr. Ball serves on the Advisory Group for the Financial Reporting Faculty of the Institute of Chartered Accountants in England and Wales. He is a Fellow and CPA of the Australian Society of Certified Practising Accountants. From time to time, he serves as an expert witness and litigation consultant with respect to accounting, economic and financial market issues. Mr. Ball has served on the Financial Accounting Standards Advisory Council of the Financial Accounting Standards Board and the Shadow Financial Regulation Committee. Mr. Ball is the Board of Trustees’ “audit committee financial expert” and Chairman of the Audit Committee and has served as a Trustee since 2006.
Donna J. Dean.  Ms. Dean serves as the Chief Investment Officer of the Rockefeller Foundation. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. The Rockefeller Foundation supports this mission by funding a portfolio of initiatives that are intended to revalue ecosystems, advance health, secure livelihoods and transform cities. As Chief Investment Officer, Ms. Dean is responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean is responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes, including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee since 2010.
Joseph L. Dowling III.  Mr. Dowling is the Chief Executive Officer of the Brown Investment Office. From June 2013 through June 2018, he was the Chief Investment Officer of Brown’s $3.9 billion endowment. He has served on the Board of Directors at Integrated Electrical Services (IES) since 2012. From 1998 to 2013, he served as the founder and managing member of Narragansett Asset Management, LLC, a private investment partnership located in Stamford, Connecticut. From its formation in 1998 through 2006, Narragansett managed funds for institutions, pension funds and college endowments. After 2006, Narragansett focused on managing Mr. Dowling’s personal capital and that of a select group of strategic investors. Prior to forming Narragansett, Mr. Dowling worked at The First Boston Corporation, Tudor Investments and Oracle Partners, L.P. He has extensive experience with financial reporting and corporate finance and was elected as an Advisory Board Member in December 2016.  He has served as a Trustee since 2017.
Randall A. Hack.  Mr. Hack is the Senior Managing Director and Founder of Capstone Capital LLC. Capstone Capital holds investments in private companies, with a special focus on the telecommunications and health care industries. He served as an Advisory Director of Berkshire Partners, a private equity firm, from 2002 to 2013. In that capacity he assisted Berkshire Partners in identifying and assessing private companies in which to invest, participated in those investments through Capstone Capital, and served on the boards of selected Berkshire Partners portfolio companies. In 1995, Mr. Hack founded Nassau Capital, LLC, a private investment firm that invested in privately held companies and assets solely on behalf of Princeton University’s endowment and Nassau Capital’s principals. Nassau Capital, which grew to manage approximately $2.5 billion in assets at the peak of its investment program, focused its investments in alternative asset classes such as venture capital, leveraged buy-outs, real estate, timber and energy. From 1990 to 1994, Mr. Hack served as the President of The Princeton University Investment Company, which oversees the management of Princeton University’s endowment. In that role, Mr. Hack led a team of investment professionals who devised and implemented a series of global investment initiatives in areas such as domestic and international equities, hedge funds,

Trustees and Officers

Additional Information About the Trustees — Continued
real estate, oil and gas holdings and other private market asset classes. He previously served on the board of Tower Development Corporation, a private company, and currently serves on the boards of several non-profit organizations. Mr. Hack previously served on the boards of Fiber Tower Corporation and Crown Castle International Corp. Mr. Hack has served as a Trustee since 2010 and served as Lead Independent Trustee from 2016 to 2019.
Robert Kasdin.   Mr. Kasdin has served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine since 2015 and as Chief Financial Officer of Johns Hopkins Medicine since 2018. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin also serves on the boards of trustees of several non-profit entities, including the Y of Central Maryland and the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc., as well as on the Board of Directors of Apollo Commercial Real Estate Finance, Inc. He is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee since 2014.
Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the management committee. She started her career as an attorney at Debevoise & Plimpton LLP. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee since 2017.
Ann M. Spruill.  Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately owned global investment management firm. Ms. Spruill currently serves as a Trustee for the Financial Accounting Foundation, as a member of the Investment Committee and Chair of Global Public Equities for the Museum of Fine Arts, Boston and as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee since 2014.
Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as the Funds’ Chief Compliance Officer from 2004-2017. He also has served as a Director of Harbor Services Group, Inc., the transfer agent to the Funds, since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc., the distributor and principal underwriter to the Funds, since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of the Trust since 2017.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Adviser, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of nine Trustees, eight of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.

Trustees and Officers

Board Leadership Structure — Continued
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Ms. Quirk to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees
Mses. Dean, Quirk and Spruill and Messrs. Amero, Ball, Dowling, Hack and Kasdin serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor Funds Nominating Committee, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting. The Valuation Committee is comprised of Brian L. Collins, Jodie L. Crotteau, Lora A. Kmieciak, Anmarie S. Kolinski, Lana M. Lewandowski, Charles F. McCain, Linda M. Molenda, Erik D. Ojala, John M. Paral, Frank G. Pereiro, Diana R. Podgorny, and Kyle E. Wlosek. The functions of the Valuation Committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary.
During Harbor Funds fiscal year ended October 31, 2019, the Board of Trustees held 8 meetings, the Valuation Committee held 243 meetings, the Audit Committee held 3 meetings and the Nominating Committee held 1 meeting. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

Trustees and Officers

Trustee Compensation
For the fiscal year ended
October 31, 2019
Name of Person, Position	Aggregate Compensation From Harbor Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Harbor Funds Paid to Trustees
Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
Scott M. Amero, Trustee	$255,000	-0-	$255,000
Raymond J. Ball, Trustee[1]	$275,000	-0-	$275,000
Donna J. Dean, Trustee	$255,000	-0-	$255,000
Joseph L. Dowling III, Trustee[3]	$255,000	-0-	$255,000
Randall A. Hack, Trustee[2]	$285,000	-0-	$285,000
Robert Kasdin, Trustee[3]	$255,000	-0-	$255,000
Kathryn L. Quirk, Trustee[3]	$255,000	-0-	$255,000
Ann M. Spruill, Trustee[3]	$255,000	-0-	$255,000
[1]	In consideration of his service as chairman of the Trust’s Audit Committee, Mr. Ball received $20,000 in addition to the compensation payable to each other Independent Trustee. During the fiscal year ended October 31, 2019, Mr. Ball elected to defer all of his compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2019, the total value of Mr. Ball’s account under that plan was $4,096,947.
[2]	In consideration of his service as Lead Independent Trustee, Mr. Hack received $30,000 in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2019.
[3]	During the fiscal year ended October 31, 2019, Messrs. Dowling and Kasdin and Mses. Quirk and Spruill elected to defer at least a portion of their compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2019, the total value of Messrs. Dowling and Kasdin’s and Mses. Quirk and Spruill’s accounts under that plan was $134,565, $1,756,805, $398,053 and $1,791,555, respectively.

Trustees and Officers

Trustee Ownership of Fund Shares
As of October 31, 2019, the Trustees and Officers of Harbor Funds as a group owned 1%, 1%, 1%, 2%, 3%, and 8% of the outstanding shares of beneficial interest of Harbor Global Leaders Fund, Harbor International Small Cap Fund, Harbor Overseas Fund, Harbor Core Bond Fund, Harbor Target Retirement 2030 Fund, and Harbor Target Retirement 2045 Fund, respectively and less than 1% of the outstanding shares of beneficial interest of each of the other Funds.
The Fund shares beneficially owned by the Trustees as of December 31, 2018 are as follows:
Name of Trustee	Dollar Range of Ownership in Each Fund[1]		Aggregate Dollar Range of Ownership in Harbor Funds
Independent Trustees
Scott M. Amero	Harbor Mid Cap Value Fund	Over $100,000	Over $100,000
	Harbor Diversified International All Cap Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
	Harbor High-Yield Opportunities Fund	Over $100,000
Raymond J. Ball[2]	Harbor Core Bond Fund	Over $100,000	Over $100,000
	Harbor Bond Fund	Over $100,000
Donna J. Dean	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Mid Cap Growth Fund	$10,001-$50,000
	Harbor Small Cap Growth Fund	$1-$10,000
	Harbor Small Cap Growth Opportunities Fund	$10,001-$50,000
	Harbor Large Cap Value Fund	$50,001-$100,000
	Harbor Mid Cap Value Fund	$10,001-$50,000
	Harbor International Fund	$10,001-$50,000
	Harbor International Growth Fund	$10,001-$50,000
	Harbor Emerging Markets Equity Fund	$10,001-$50,000
	Harbor Convertible Securities Fund	$50,001-$100,000
	Harbor Bond Fund	$50,001-$100,000
Joseph L. Dowling, III[2]	Harbor Strategic Growth Fund	$10,001-$50,000	$50,001-$100,000
	Harbor Small Cap Value Fund	$10,001-$50,000
	Harbor Diversified International All Cap Fund	$10,001-$50,000
	Harbor International Growth Fund	$10,001-$50,000
	Harbor Global Leaders Fund	$1-$10,000
	Harbor Emerging Markets Equity Fund	$1-$10,000
Randall A. Hack	Harbor Strategic Growth Fund	Over $100,000	Over $100,000
	Harbor Small Cap Growth Opportunities Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
Robert Kasdin[2]	Harbor Capital Appreciation Fund	$50,001-$100,000	Over $100,000
	Harbor Diversified International All Cap Fund	Over $100,000
	Harbor International Growth Fund	Over $100,000
	Harbor Bond Fund	Over $100,000
Kathryn L. Quirk[2]	Harbor Capital Appreciation Fund	$10,001-$50,000	Over $100,000
	Harbor Mid Cap Growth Fund	$10,001-$50,000
	Harbor Small Cap Growth Opportunities Fund	$10,001-$50,000
	Harbor Large Cap Value Fund	$10,001-$50,000
	Harbor Mid Cap Value Fund	$10,001-$50,000
	Harbor Small Cap Value Opportunities Fund	$10,001-$50,000
	Harbor Diversified International All Cap Fund	$10,001-$50,000
	Harbor International Growth Fund	$10,001-$50,000
	Harbor Bond Fund	$50,001-$100,000
Ann M. Spruill[2]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor International Fund	Over $100,000
	Harbor Diversified International All Cap Fund	$50,001-$100,000
	Harbor International Growth Fund	$50,001-$100,000
	Harbor International Small Cap Fund	$50,001-$100,000
	Harbor Global Leaders Fund	$10,001-$50,000
	Harbor Emerging Markets Equity Fund	$50,001-$100,000

Trustees and Officers

Trustee Ownership of Fund Shares — Continued
Name of Trustee	Dollar Range of Ownership in Each Fund[1]		Aggregate Dollar Range of Ownership in Harbor Funds
Interested Trustee
Charles F. McCain[3]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Strategic Growth Fund	Over $100,000
	Harbor Mid Cap Growth Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
	Harbor Small Cap Growth Opportunities Fund	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Value Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
	Harbor Small Cap Value Opportunities Fund	$10,001-$50,000
	Harbor International Fund	Over $100,000
	Harbor Diversified International All Cap Fund	Over $100,000
	Harbor International Growth Fund	Over $100,000
	Harbor International Small Cap Fund	Over $100,000
	Harbor Global Leaders Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
	Harbor Convertible Securities Fund	Over $100,000
	Harbor High-Yield Bond Fund	Over $100,000
	Harbor High-Yield Opportunities Fund	Over $100,000
	Harbor Core Bond Fund	Over $100,000
	Harbor Bond Fund	Over $100,000
	Harbor Money Market Fund	Over $100,000
[1]	The Target Retirement Funds are offered exclusively to retirement plans sponsored by Owens Illinois, Inc. and the Adviser.
[2]	Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a participating Trustee may elect to defer his or her trustee fees. Any such deferred fees are maintained in a deferral account that is credited with income and gains and charged with losses as though the participating Trustee invested the amount deferred directly in shares of one or more Funds selected by the participating Trustee. Harbor Funds in turn invests those deferred fees directly in shares of the Funds selected by the participating Trustee so that Harbor Funds’ actual returns match the income, gains and losses attributed to the deferral account. The dollar ranges shown for each Harbor fund listed for Messrs. Ball, Dowling, and Kasdin and Mses. Quirk and Spruill includes the value of the shares of each Fund that correspond to the value of their respective deferral accounts under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested by the participating Trustee in each of those Funds.
[3]	Under the Adviser’s Non-Qualified Plan, a participant may elect to defer a portion of his or her compensation for investment in one or more of the Funds. The Adviser invests the full amount of that deferred compensation in the Funds selected by the participant and in turn credits the participant with the income and gains and charges the participant with losses incurred by those Funds. The dollar ranges shown for certain of the Funds listed for Mr. McCain include the value of the shares of each Fund in his deferral account in the Non-Qualified Plan.

Material Relationships of the Independent Trustees
For purposes of the discussion below, the italicized terms have the following meanings:
■	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Adviser.
■	a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which Harbor Funds Distributors, Inc. (the “Distributor”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.
As of December 31, 2018, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Adviser, ORIX, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2017 and 2018, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Adviser,

Trustees and Officers

Material Relationships of the Independent Trustees — Continued
ORIX, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2017 and 2018, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■	a Harbor Fund;
■	an officer of Harbor Funds;
■	a related fund;
■	an officer of any related fund;
■	the Adviser;
■	the Distributor;
■	an officer of the Adviser or the Distributor;
■	any affiliate of the Adviser or the Distributor; or
■	an officer of any such affiliate.
During the calendar years 2017 and 2018, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2017 and 2018, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■	the Adviser;
■	the Distributor; or
■	ORIX or any other entity in a control relationship with the Adviser or the Distributor.
During the calendar years 2017 and 2018, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2017 and 2018, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:
■	any related fund;
■	the Adviser
■	the Distributor;
■	any affiliated person of Harbor Funds; or
■	ORIX or any other entity in a control relationship to the Adviser or the Distributor.
Robert Kasdin is a co-trustee of a trust which, on May 8, 2017, acquired commercial paper issued by BNP Paribas S.A. or an affiliate (“BNP Paribas”). As of May 15, 2017, the approximate market value of the BNP Paribas commercial paper held by the trust was $4,444,396. The commercial paper was purchased for the trust by a discretionary manager and was promptly disposed of after discovery. BNP Paribas S.A. indirectly owns BNP Paribas Asset Management USA, Inc., subadviser to Harbor Money Market Fund. Neither Mr. Kasdin nor any member of his immediate family is a beneficiary of the trust or otherwise has any pecuniary interest in the assets held by the trust.

The Adviser and SubadviserS

The Adviser
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment adviser (the “Adviser”) for each Fund pursuant to separate investment advisory agreements with Harbor Funds on behalf of each Fund (each, an “Investment Advisory Agreement”). Pursuant to each Investment Advisory Agreement, the Adviser is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for each Fund as set forth in more detail below:
Management Services.  Subject to the approval of the Board of Trustees, the Adviser is responsible for establishing the investment policies, strategies and guidelines for each Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Adviser deems modifications to be necessary or appropriate. The Adviser is also responsible for providing, either through itself or through a Subadviser selected, paid and supervised by the Adviser, investment research, and advice, and for furnishing continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund.
Selection and Oversight of Subadvisers.  The Adviser is responsible for the subadvisers it selects to manage the assets of each Fund  (except the Target Retirement Funds) and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisers. The Adviser is responsible for overseeing the Subadvisers and for reporting to the Board of Trustees periodically on each Fund’s and Subadviser’s performance. The Adviser normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisers, including thorough reviews and assessments of (i) the Subadviser’s investment process, personnel and investment staff; (ii) the Subadviser’s investment research capabilities; (iii) the Subadviser’s ownership and organization structures; (iv) the Subadviser’s legal, compliance and operational infrastructure; (v) the Subadviser’s brokerage practices; (vi) any material changes in the Subadviser’s business, operations or staffing; (vii) the performance of each Fund and the Subadviser relative to benchmark and peers; (viii) each Fund’s portfolio characteristics, and (ix) the composition of each Fund’s portfolio. In the case of the Target Retirement Funds, the Adviser is responsible for establishing an asset allocation program for each Target Retirement Fund and for selecting underlying Funds to implement that asset allocation program.
Legal, Compliance, Financial and Administrative Services.  The Adviser is responsible for regularly providing various other services on behalf of each Fund, including, but not limited to,: (i) providing the Funds with office space, facilities, equipment and personnel as the Adviser deems necessary to provide for the effective administration of the affairs of the Funds, including providing from among the Adviser’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Funds’ transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Funds’ investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Funds in connection with the administration of the affairs of the Funds, including the assigning of matters to the Funds’ legal counsel on behalf of the Funds and supervising the work of such outside counsel; (vii) overseeing the determination and publication of each Fund’s net asset value in accordance with the Funds’ valuation policies; (viii) preparing and monitoring expense budgets for the Funds, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Funds such other administrative services as the Adviser deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Funds.
The Adviser is a wholly-owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

The Adviser and SubadviserS

Advisory Fees
For its services, each Fund (except the Target Retirement Funds) pays the Adviser an advisory fee, which is an annual rate based on the Fund’s average net assets. The table below sets forth for each Fund (except the Target Retirement Funds) the contractual advisory fee rate, the fees paid to the Adviser for the past three fiscal years before the effect of any expense limitation (shown below) in effect for the past three fiscal years that reduced the advisory fee paid. Because the Adviser serves as the investment adviser for each Fund, the Target Retirement Funds benefit from the investment advisory services provided to the underlying Harbor Funds and, as shareholders of those Funds, indirectly bear a proportionate share of those Funds’ advisory expenses. The Target Retirement Funds do not separately pay the Adviser an advisory fee.
	Contractual Advisory Fee Annual Rate Based on Average Net Assets	Advisory Fee Paid for Year Ended October 31 (000s)
		2018	2017	2016
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	$185,647	$157,071	$153,723
(Reduction due to fee waiver)		(15,658)	(12,325)	(11,568)
Harbor Large Cap Value Fund	0.60	5,524	3,246	1,879
Harbor Mid Cap Fund[1]	0.75	N/A	N/A	N/A
Harbor Mid Cap Growth Fund	0.75	2,755	2,745	4,014
Harbor Mid Cap Value Fund	0.75	8,050	7,008	5,612
(Reduction due to fee waiver)		(378)	(217)	(98)
Harbor Small Cap Growth Fund	0.75	5,611	5,011	4,355
Harbor Small Cap Growth Opportunities Fund	0.75	2,324	1,857	1,564
Harbor Small Cap Value Fund	0.75	10,652	7,138	6,245
Harbor Small Cap Value Opportunities Fund[2]	0.75	231	47	N/A
Harbor Strategic Growth Fund[3]	0.60	419
For the period July 1, 2017 to October 31, 2017			85	N/A
For the period March 6, 2017 to June 30, 2017			58	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor Diversified International All Cap Fund	0.75%	$ 4,000	$ 1,689	$ 828
(Reduction due to fee waiver)		(507)	—	—
Harbor Emerging Markets Equity Fund	0.95	598	449	349
Harbor Focused International Fund[4]	0.75	N/A	N/A	N/A
Harbor Global Leaders Fund	0.75	391	302	343
Harbor International Fund	0.75/0.65 [a]	176,426	235,554	271,408
(Reduction due to fee waiver)		(23,301)	(2,078)	(5,136)
Harbor International Growth Fund	0.75	3,947	2,555	2,125
Harbor International Small Cap Fund[5]	0.85	499	220	109
Harbor Overseas Fund[6]	0.75	N/A	N/A	N/A
FIXED INCOME FUNDS
Harbor Bond Fund	0.48%	$ 10,062	$ 10,930	$ 13,048
(Reduction due to fee waiver)		(548)	(638)	(859)
Harbor Convertible Securities Fund	0.65	762	2,064	2,356
(Reduction due to fee waiver)		(59)	(91)	N/A
Harbor Core Bond Fund[7]	0.34	77	N/A	N/A
Harbor High-Yield Bond Fund	0.60	6,422	10,101	10,426
(Reduction due to fee waiver)		(759)	(674)	(695)
Harbor High-Yield Opportunities Fund[8]	0.60	411	N/A	N/A
Harbor Money Market Fund	0.20	285	304	323
(Reduction due to fee waiver)		(79)	(304)	(323)
[1]	Commenced operations on December 1, 2019.
[2]	Commenced operations on August 1, 2017.
[3]	Commenced operations on March 6, 2017. In addition, the Fund changed its fiscal year end from June 30 to October 31.
[4]	Commenced operations on June 1, 2019.
[5]	Commenced operations on February 1, 2016.
[6]	Commenced operations on March 1, 2019.
[7]	Commenced operations on June 1, 2018.
[8]	Commenced operations on November 1, 2017.
[a]	0.75% on the first $12 billion and 0.65% thereafter.

The Adviser and SubadviserS

The Subadvisers
The Adviser has engaged the services of subadvisers (each, a “Subadviser”) to provide portfolio management services to the Funds (except the Target Retirement Funds).
The Adviser pays each Subadviser out of its own resources; the Funds have no obligation to pay the Subadvisers. Each Subadviser has entered into a subadvisory agreement (each, a “Subadvisory Contract”) with the Adviser and Harbor Funds, on behalf of each respective Fund (except the Target Retirement Funds). Each Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund’s assets are held uninvested. Each Subadviser is responsible to bear its own costs of providing services to the respective Fund. Each Subadviser’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.
Harbor Capital Appreciation Fund.  The Fund is subadvised by Jennison Associates LLC (“Jennison”). Jennison is a direct, wholly-owned subsidiary of PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.
Harbor Strategic Growth Fund.  The Fund is subadvised by Mar Vista Investment Partners, LLC (“Mar Vista”). Mar Vista was founded in November 2007 and provides investment advisory services to mutual funds, institutional accounts and individual investors. Mar Vista is controlled by Silas Myers and Brian Massey, each an employee of Mar Vista.
Harbor Large Cap Value Fund.  The Fund is subadvised by Aristotle Capital Management, LLC (“Aristotle”). Aristotle was founded in 1959 through predecessor entities. Aristotle is a limited liability company majority owned by its employees.
Harbor Mid Cap Growth Fund.  The Fund is subadvised by Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Harbor Mid Cap Fund and Harbor Small Cap Value Fund.   The Funds are subadvised by EARNEST Partners LLC (“EARNEST Partners”). EARNEST Partners is controlled by Paul Viera, who is an employee of EARNEST Partners.
Harbor Mid Cap Value Fund.  The Fund is subadvised by LSV Asset Management (“LSV”). LSV is a Delaware general partnership between the management team and current and retired employee partners (61%) and SEI Funds, Inc. (39%). The day-to-day management and strategic decisions of the Subadviser are controlled by LSV’s Executive Committee and other senior employee partners of LSV.
Harbor Small Cap Growth Fund.  The Fund is subadvised by Westfield Capital Management Company, L.P. (“Westfield”). Westfield is majority employee owned. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.
Harbor Small Cap Growth Opportunities Fund.  The Fund is subadvised by Elk Creek Partners, LLC (“Elk Creek”). Elk Creek is 100% employee owned. The day-to-day management and strategic decisions of Elk Creek are controlled by the members of its senior management team.
Harbor Small Cap Value Opportunities Fund.  The Fund is subadvised by Sapience Investments, LLC (“Sapience”). Sapience is an independent, majority employee-owned investment management boutique with Estancia Capital Partners, L.P. as a minority shareholder in the firm.
Harbor International Fund and Harbor Diversified International All Cap Fund.  The Fund is subadvised by Marathon Asset Management LLP (“Marathon-London”). Marathon-London is predominantly owned by its founding partners, with the remaining equity shared between a number of key employees.
Harbor Overseas Fund.  The Fund is subadvised by Acadian Asset Management LLC (“Acadian”). Acadian was founded in 1986 Acadian was founded in 1986 and is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly-owned subsidiary of BrightSphere Investment Group plc (“BSIG”), a publicly listed company on the NYSE.
Harbor Focused International Fund.  The Fund is subadvised by Comgest Asset Management International Limited (“CAMIL”).  CAMIL is a wholly owned subsidiary of Comgest Global Investors SAS, which is 100% owned by employees and founders.  CAMIL and its Participating Affiliates are referred to collectively, as “Comgest.”

The Adviser and SubadviserS

The Subadvisers — Continued
Harbor International Growth Fund.  The Fund is subadvised by Baillie Gifford Overseas Limited (“Baillie Gifford”). Baillie Gifford, a registered company incorporated in Scotland, is located at Calton Square, 1 Greenside Row, Edinburgh, Scotland. Baillie Gifford was organized in 1983 and is a wholly owned subsidiary of Baillie Gifford & Co. Baillie Gifford & Co. is a partnership and is wholly owned by partners who work at the firm.
Harbor International Small Cap Fund.  The Fund is subadvised by Cedar Street. Cedar Street is an employee-owned professional investment management firm. Jonathan Brodsky is the controlling managing member.
Cedar Street and Harbor Capital have entered into an arrangement by which Harbor Capital may acquire: (i) a less than 5% non-voting ownership stake in Cedar Street, which arrangement would be tied to asset levels achieved by the Fund, and (ii) a less than 25% ownership stake in Cedar Street in the event that the firm seeks to sell equity in the firm to a third party.
Harbor Global Leaders Fund.  The Fund is subadvised by Sands Capital Management, LLC (“Sands Capital”). Sands Capital is an independent, employee-owned professional investment management firm. Sands Capital Management, LP (“Sands LP”) owns a majority interest in Sands Capital. Sands Family Trust, LLC, the general partner of Sands LP, holds a nominal interest in Sands Capital and serves as Sands Capital’s manager. Officers and employees of Sands Capital own interests in Sands LP. Sands LP is controlled by two limited liability companies, each of which own less than 50% of Sands LP. Frank M. Sands, Sr. ultimately controls one of these limited liability companies; Frank M. Sands ultimately controls the other.
Harbor Emerging Markets Equity Fund.  The Fund is subadvised by Oaktree Capital Management, L.P. (“Oaktree”). Oaktree is a leading global investment management firm focused on alternative markets. Oaktree was founded in 1995 by a group of principals who have worked together since the mid-1980s. Headquartered in Los Angeles, California, the firm has over 900 employees and offices in 18 cities worldwide. Oaktree is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a publicly traded company listed on the New York Stock Exchange under the ticker symbol “OAK.” OCG is indirectly controlled by Oaktree’s senior executives, Howard Marks, Bruce Karsh, Jay Wintrob, John Frank, and Sheldon Stone.
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund.  The Funds are subadvised by Shenkman Capital Management, Inc. (“Shenkman Capital”). Shenkman Capital is a privately-held company and was founded by Mark R. Shenkman who remains the firm’s President, Co-Chief Investment Officer, and controlling shareholder. Shenkman Capital is 100% owned by Mark R. Shenkman, the Shenkman family, current and former team members, and one outside director.
Harbor Core Bond Fund.  The Fund is subadvised by Income Research + Management (“IR+M”). IR+M has been independent and privately owned since its founding in 1987 by members of the Sommers family and certain employees.
Harbor Bond Fund.  The Fund is subadvised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
Harbor High-Yield Opportunities Fund.  The Fund is subadvised by Crescent Capital Group LP (“Crescent”). Crescent is an independent, employee-owned asset management firm. Crescent Capital GP LLC (“CCGP”) is the General Partner of the firm. Jean-Marc Chapus and Mark L. Attanasio are limited partners of Crescent and are the principal owners of both Crescent and CCGP.
Harbor Money Market Fund.  The Fund is subadvised by BNP Paribas Asset Management USA, Inc. (“BNP”). The Subadviser is directly wholly-owned by its parent company, BNP Paribas Asset Management USA Holdings Inc., which in turn is indirectly wholly-owned by BNP Paribas S.A., a publicly owned banking corporation organized in the Republic of France.

The Adviser and SubadviserS

Subadvisory Fees
The fees paid by the Adviser to the Subadviser for the past three years are set forth in the table below.
	Fee Paid by the Adviser to Subadviser For Year Ended October 31 (000s)
	2018	2017	2016
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$66,143	$ 56,117	$ 54,996
Harbor Large Cap Value Fund	2,077	1,301	821
Harbor Mid Cap Fund[1]	N/A	N/A	N/A
Harbor Mid Cap Growth Fund	1,568	1,562	2,242
Harbor Mid Cap Value Fund	3,867	3,493	2,849
Harbor Small Cap Growth Fund	3,356	3,033	2,684
Harbor Small Cap Growth Opportunities Fund	1,402	1,151	993
Harbor Small Cap Value Fund	5,741	4,325	3,814
Harbor Small Cap Value Opportunities Fund[2]	154	31	N/A
Harbor Strategic Growth Fund[3]	224	N/A	N/A
For the period July 1, 2017 to October 31, 2017	N/A	49	N/A
For the period March 6, 2017 to June 30, 2017	N/A	36	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor Diversified International All Cap Fund	$ 2,482	$ 1,126	$ 552
Harbor Emerging Markets Equity Fund	378	283	220
Harbor Focused International Fund[4]	N/A	N/A	N/A
Harbor Global Leaders Fund
Sands Capital Management, LLC[5]	235	125	N/A
Marsico Capital Management, LLC	N/A	64	206
Harbor International Fund
Marathon Asset Management LLP[6]	11,230	N/A	N/A
Northern Cross, LLC	67,584	129,277	146,686
Harbor International Growth Fund	2,056	1,461	1,239
Harbor International Small Cap Fund[7]
Cedar Street Asset Management LLC[8]	N/A	N/A	N/A
Baring International Investment Limited	294	130	64
Harbor Overseas Fund[9]	N/A	N/A	N/A
FIXED INCOME FUNDS
Harbor Bond Fund	$ 4,693	$ 5,052	$ 5,939
Harbor Convertible Securities Fund	469	1,270	1,451
Harbor Core Bond Fund[10]	38	N/A	N/A
Harbor High-Yield Bond Fund	3,105	5,108	5,275
Harbor High-Yield Opportunities Fund[11]	239	N/A	N/A
Harbor Money Market Fund	193	202	212
[1]	Commenced operations December 1, 2019.
[2]	Commenced operations August 1, 2017.
[3]	Commenced operations March 6, 2017. In addition, the Fund changed its fiscal year end from June 30 to October 31.
[4]	Commenced operations June 1, 2019.
[5]	Sands Capital became subadviser to Harbor Global Leaders Fund on March 1, 2017. Accordingly, no subadvisory fees were paid to Sands Capital prior to that date.
[6]	Marathon Asset Management LLP became subadviser to Harbor International Fund on August 22, 2018. Accordingly, no subadvisory fees were paid to Marathon Asset Management LLP prior to that date.
[7]	Commenced operations February 1, 2016.
[8]	Cedar Street became subadviser to Harbor International Small Cap Fund on May 23, 2019. Accordingly, no subadvisory fees were paid to Cedar Street prior to that date.
[9]	Commenced operations March 1, 2019.
[10]	Commenced operations June 1, 2018.
[11]	Commenced operations November 1, 2017.

The Portfolio Managers

Other Accounts Managed
The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2018 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s) of each Fund; (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CAPITAL APPRECIATION FUND
Spiros “Sig” Segalas
All Accounts	15	$ 17,604	4	$ 893	2	$ 560
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Kathleen A. McCarragher
All Accounts	14	19,805	2	729	10	1,318
Accounts where advisory fee is based on account performance (subset of above)	2	3,951	0	—	0	—
Blair A. Boyer
All Accounts	9	8,590	0	—	30	6,279
Accounts where advisory fee is based on account performance (subset of above)	2	3,591	0	—	0	—
Natasha Kuhlkin, CFA
All Accounts	1	557	3	843	9	665
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR LARGE CAP VALUE FUND
Howard Gleicher, CFA
All Accounts	8	$ 1,267	13	$ 4,341	2,063	$ 8,734
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	432
Gregory D. Padilla, CFA
All Accounts	6	1,191	12	4,272	1,490	8,400
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	432
HARBOR MID CAP FUND AND HARBOR SMALL CAP VALUE FUND
Paul E. Viera
All Accounts*	8	$ 3,610	29	$ 2,797	147	$11,631
Accounts where advisory fee is based on account performance (subset of above)*	0	0	0	0	6	1,226
* As of October 31, 2019
HARBOR MID CAP GROWTH FUND
Stephen C. Mortimer
All Accounts	12	$ 11,275	3	$ 155	2	$ 660
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Michael T. Carmen, CFA
All Accounts	12	11,747	22	3,180	7	795
Accounts where advisory fee is based on account performance (subset of above)	0	—	4	1,850	0	—
Mario E. Abularach, CFA, CMT
All Accounts	8	9,179	1	13	1	21
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR MID CAP VALUE FUND
Josef Lakonishok, Ph.D.
All Accounts	38	$ 20,637	78	$28,347	457	$62,907
Accounts where advisory fee is based on account performance (subset of above)	0	—	38	1,283	48	11,281
Menno Vermeulen, CFA
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	—	38	1,283	48	11,281
Puneet Mansharamani, CFA
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	—	38	1,283	48	11,281
Greg Sleight
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	—	38	1,283	48	11,281
Guy Lakonishok, CFA
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	—	38	1,283	48	11,281
HARBOR SMALL CAP GROWTH FUND
William A. Muggia
All Accounts	9	$ 2,503	8	$ 997	324	$ 8,797
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	22	25	2,150
Richard D. Lee, CFA
All Accounts	8	2,387	4	951	284	8,538
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,957
Ethan J. Meyers, CFA
All Accounts	8	2,387	4	951	284	8,538
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,957
John M. Montgomery
All Accounts	8	2,387	4	951	284	8,538
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,957
HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
Cam Philpott, CFA
All Accounts	1	$ 32	0	$ —	36	$ 1,657
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	67
David Hand, CFA
All Accounts	1	32	0	—	36	1,657
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	67
Hiren Patel, Ph.D.
All Accounts	1	32	0	—	36	1,657
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	67
Sean McGinnis, CFA
All Accounts	1	32	0	—	36	1,657
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	67

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR SMALL CAP VALUE OPPORTUNITIES FUND
Samir Sikka
All Accounts	1	$ 171	1	$ 7	21	$ 571
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR STRATEGIC GROWTH FUND
Silas A. Myers, CFA
All Accounts	2	$ 665	7	$ 472	222	$ 2,083
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Brian L. Massey, CFA
All Accounts	2	665	7	472	222	2,083
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Joshua J. Honeycutt, CFA
All Accounts	2	665	7	472	222	2,083
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jeffrey B. Prestine
All Accounts	2	665	7	472	222	2,083
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Neil M. Ostrer
All Accounts	3	$ 14,407	16	$24,075	54	$22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	24,075	8	1,930
Charles Carter
All Accounts	3	14,407	15	23,714	54	22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	23,714	8	1,930
Nick Longhurst
All Accounts	3	14,407	15	23,714	54	22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	23,714	8	1,930
William J. Arah
All Accounts	3	14,407	17	24,619	55	25,699
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	17	24,619	9	3,219
Simon Somerville
All Accounts	3	14,407	15	24,039	55	25,699
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	24,039	9	3,219
Michael Nickson, CFA
All Accounts	3	14,407	14	23,625	50	21,620
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	14	23,625	6	1,360
Michael Godfrey, CFA
All Accounts	3	14,407	16	23,612	51	21,817
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	23,612	6	1,360
David Cull, CFA
All Accounts	3	14,407	16	23,612	51	21,817
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	23,612	6	1,360

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND — Continued
Robert Anstey, CFA
All Accounts	2	$ 2,089	8	$ 4,068	27	$12,571
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	8	4,068	4	813
HARBOR EMERGING MARKETS EQUITY FUND
Frank J. Carroll
All Accounts	7	$ 890	2	$ 1,521	5	$ 959
Accounts where advisory fee is based on account performance (subset of above)	2	160	0	—	0	—
Timothy D. Jensen
All Accounts	7	890	2	1,521	5	959
Accounts where advisory fee is based on account performance (subset of above)	2	160	0	—	0	—
HARBOR FOCUSED INTERNATIONAL FUND
Laure Négiar, CFA
All Accounts*	0		6	2,198	7	2,178
Accounts where advisory fee is based on account performance (subset of above)*	0		0		0
Zak Smerczak, CFA
All Accounts*	0		6	2,198	7	2,178
Accounts where advisory fee is based on account performance (subset of above)*	0		0		0
Alexandre Narboni
All Accounts*	0		6	2,198	7	2,178
Accounts where advisory fee is based on account performance (subset of above)*	0		0		0
Vincent Houghton
All Accounts*	0		6	2,198	7	2,178
Accounts where advisory fee is based on account performance (subset of above)*	0		0		0
* As of March 31, 2019
HARBOR GLOBAL LEADERS FUND
Sunil H. Thakor, CFA
All Accounts	2	$ 2,930	9	$ 5,972	29	$ 6,218
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	6	1,603
Michael F. Raab, CFA
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR INTERNATIONAL FUND
Neil M. Ostrer
All Accounts	3	$ 2,759	16	$24,705	54	$22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	24,705	8	1,930
Charles Carter
All Accounts	3	2,759	15	23,714	54	22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	23,714	8	1,930
Nick Longhurst
All Accounts	3	2,759	15	23,714	54	22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	23,714	8	1,930

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL FUND — Continued
William J. Arah
All Accounts	3	$ 2,759	17	$24,619	55	$25,699
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	17	24,619	9	3,219
Simon Somerville
All Accounts	3	2,759	15	24,309	55	25,699
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	24,309	9	3,219
Michael Nickson, CFA
All Accounts	3	2,759	14	23,625	50	21,620
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	14	23,625	6	1,360
Michael Godfrey, CFA
All Accounts	3	2,759	16	23,612	51	21,817
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	23,612	6	1,360
David Cull, CFA
All Accounts	3	2,759	16	23,612	51	21,817
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	23,612	6	1,360
HARBOR INTERNATIONAL GROWTH FUND
Gerard Callahan
All Accounts	5	$ 2,784	2	$ 501	42	$11,705
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	305
Iain Campbell
All Accounts	5	2,784	2	229	43	11,512
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	305
Joe Faraday, CFA
All Accounts	5	2,784	1	55	38	11,357
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	305
Moritz Sitte, CFA
All Accounts	5	2,784	2	635	38	11,357
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	305
Sophie Earnshaw, CFA
All Accounts	5	2,784	2	173	38	11,357
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	305
HARBOR INTERNATIONAL SMALL CAP FUND
Jonathan P. Brodsky*
All Accounts	0	$ —	2	$ 153	1	$ 23
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Waldemar A. Mozes*
All Accounts	0	—	2	153	1	23
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
* Information is as of March 31, 2019

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR OVERSEAS FUND
Brendan O. Bradley, Ph.D.
All Accounts	18	$ 8,327	94	$26,988	193	$55,519
Accounts where advisory fee is based on account performance (subset of above)	1	1,658	15	2,977	25	8,033
Ryan D. Taliaferro, Ph.D.
All Accounts	18	8,327	94	26,988	193	55,519
Accounts where advisory fee is based on account performance (subset of above)	1	1,658	15	2,977	25	8,033
Harry Gakidis, Ph.D.
All Accounts	18	8,327	94	26,988	193	55,519
Accounts where advisory fee is based on account performance (subset of above)	1	1,658	15	2,977	25	8,033
HARBOR BOND FUND
Scott A. Mather
All Accounts	23	$107,750	20	$11,843	85	$29,607
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,052
Mark R. Kiesel
All Accounts	21	134,032	64	68,190	123	64,468
Accounts where advisory fee is based on account performance (subset of above)	0	—	12	10,426	13	4,260
Mihir P. Worah, Ph.D.
All Accounts	43	97,011	26	12,029	42	20,745
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	188	5	1,673
HARBOR CONVERTIBLE SECURITIES FUND
Mark R. Shenkman
All Accounts	3	$ 1,097	28	$ 8,854	152	$15,170
Accounts where advisory fee is based on account performance (subset of above)	0	—	12	4,388	6	278
Justin W. Slatky
All Accounts	3	1,097	28	8,854	152	15,170
Accounts where advisory fee is based on account performance (subset of above)	0	—	12	4,388	6	278
Raymond F. Condon
All Accounts	1	258	5	414	47	388
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jordan N. Barrow, CFA
All Accounts	2	831	8	2,300	63	2,204
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Thomas Whitley, CFA
All Accounts	1	258	5	414	47	388
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR CORE BOND FUND
William A. O’Malley, CFA
All Accounts	6	$ 2,617	31	$ 9,511	491	$54,067
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James E. Gubitosi, CFA
All Accounts	6	2,617	31	9,511	491	54,067
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CORE BOND FUND — Continued
Sarah M. Kilpatrick
All Accounts	6	$ 2,617	31	$ 9,511	491	$54,067
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR HIGH-YIELD BOND FUND
Mark R. Shenkman
All Accounts	3	$ 1,097	28	$ 8,854	152	$15,170
Accounts where advisory fee is based on account performance (subset of above)	0	—	12	4,388	6	278
Justin W. Slatky
All Accounts	3	1,097	28	8,854	152	15,170
Accounts where advisory fee is based on account performance (subset of above)	0	—	12	4,388	6	278
Eric Dobbin
All Accounts	0	—	3	1,735	61	8,364
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Robert S. Kricheff
All Accounts	0	—	4	1,834	63	8,536
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	110
Neil Wechsler, CFA
All Accounts	0	—	3	1,735	61	8,364
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR HIGH-YIELD OPPORTUNITIES FUND
John A. Fekete
All Accounts	2	$ 700	2	$ 1,466	16	$ 2,201
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Conrad E. Chen
All Accounts	2	700	2	1,466	16	2,201
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Ross M. Slusser
All Accounts	c	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Scott K. Fukumoto
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR MONEY MARKET FUND
Kenneth J. O’Donnell, CFA
All Accounts	0	$ —	2	$ 134	19	$ 6,661
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,877
HARBOR TARGET RETIREMENT FUNDS
Brian L. Collins, CFA
All Accounts	0	$ —	0	$ —	0	$ —
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR TARGET RETIREMENT FUNDS — Continued
Paul C. Herbert, CFA, CAIA
All Accounts	0	$ —	0	$ —	0	$ —
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Linda M. Molenda
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

Jennison Associates LLC
CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Large Accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Jennison.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/non-seeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

The Portfolio Managers

Jennison Associates LLC — Continued
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison has adopted a conflicts of interest policy and procedures.
■	Jennison provides disclosure of these conflicts and other potential conflicts in its Form ADV.
COMPENSATION
Mr. Segalas, Ms. McCarragher, Mr. Boyer, and Ms. Kuhlkin serve as the portfolio managers of Harbor Capital Appreciation Fund. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio

The Portfolio Managers

Jennison Associates LLC — Continued
managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Segalas, Ms. McCarragher, and Mr. Boyer beneficially owned shares of Harbor Capital Appreciation Fund with a value of over $1,000,000 each. Ms. Kuhlkin beneficially owned shares of Harbor Capital Appreciation Fund with a value between $100,001 and $500,000.

Aristotle Capital Management, LLC
CONFLICTS OF INTEREST
Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.
With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.
Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

The Portfolio Managers

Aristotle Capital Management, LLC — Continued
COMPENSATION
All Aristotle investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Gleicher beneficially owned shares of Harbor Large Cap Value Fund with a value between $100,001 and $500,000 and Mr. Padilla did not own any shares of the Harbor Large Cap Value Fund.

EARNEST Partners LLC
CONFLICTS OF INTEREST
EARNEST Partners is responsible for managing Harbor Mid Cap Fund and Harbor Small Cap Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than Harbor Mid Cap Fund and Harbor Small Cap Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that it believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.
COMPENSATION
All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.
Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Viera did not beneficially own any shares of Harbor Small Cap Value Fund.
Since Harbor Mid Cap Fund had not commenced operations prior to December 1, 2019, Mr. Viera did not beneficially own any shares of Harbor Mid Cap Fund.

Wellington Management Company LLP
CONFLICTS OF INTEREST
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers

Wellington Management Company LLP — Continued
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Carmen also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2017.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Mortimer, Carmen and Abularach are Partners.

The Portfolio Managers

Wellington Management Company LLP — Continued
Fund	Benchmark Index and/or Peer Group for Incentive Period
Harbor Mid Cap Growth Fund	Gross Lipper Mid Cap Growth Avg 50%/Russell Mid Cap Growth 50%
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Mortimer owned shares of Harbor Mid Cap Growth Fund with a value between $500,001 and $1,000,000 and Messrs.Carmen and Abularach did not beneficially own any shares of Harbor Mid Cap Growth Fund.

LSV Asset Management
CONFLICTS OF INTEREST
From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of Harbor Mid Cap Value Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as Harbor Mid Cap Value Fund, track the same index Harbor Mid Cap Value Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by Harbor Mid Cap Value Fund. The other accounts might also have different investment objectives or strategies than Harbor Mid Cap Value Fund. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.
Knowledge and Timing of Portfolio Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of Harbor Mid Cap Value Fund. Because of the portfolio manager’s positions with Harbor Mid Cap Value Fund, the portfolio manager knows the size, timing and possible market impact of Harbor Mid Cap Value Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of Harbor Mid Cap Value Fund.
Investment Opportunities.  A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both Harbor Mid Cap Value Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both Harbor Mid Cap Value Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by Harbor Mid Cap Value Fund and another account. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under LSV’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and LSV’s investment outlook. LSV has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of Harbor Mid Cap Value Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees.  The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to Harbor Mid Cap Value Fund. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities between Harbor Mid Cap Value Fund and such other accounts on a fair and equitable basis over time.

The Portfolio Managers

LSV Asset Management — Continued
COMPENSATION
Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. In addition, each is a partner and receives a portion of the overall profit of the firm as part of his ownership interest.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok did not beneficially own any shares of Harbor Mid Cap Value Fund.

Westfield Capital Management
Company, L.P.
CONFLICTS OF INTEREST
The simultaneous management of multiple accounts by Westfield’s investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield’s Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and any exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where it does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of Westfield’s interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield’s approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by Westfield’s Traders, while client relationships are managed by Westfield’s Marketing/Client Service team. Although Westfield recognizes the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams, Westfield prohibits any member of its Marketing/Client Service team to provide input into brokerage selection.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance also reviews personal trading activity regularly.

The Portfolio Managers

Westfield Capital Management
Company, L.P. — Continued
Westfield serves as manager to the General Partners of private funds, for which they also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because their financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of client accounts to ensure procedures have been followed.
COMPENSATION
Members of the Westfield Investment Committee may be eligible to receive various components of compensation:
■	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.
■	Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is the primary focus, a rolling three-year attribution summary is also considered when determining the bonus award.
■	Investment Committee members may be eligible to receive equity interest in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.
■	Investment Committee members may receive a portion of the performance-based fee earned from a client account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Muggia, Lee, and Montgomery did not beneficially own any shares of Harbor Small Cap Growth Fund. Mr. Meyers beneficially owned shares of Harbor Small Cap Growth Fund with a value between $100,001 and $500,000.

Elk Creek Partners, LLC
CONFLICTS OF INTEREST
The management of client accounts side-by-side (including those of Elk Creek Partners’ Investment Team) creates conflicts of interest. Elk Creek Partners’ may have incentive to allocate attractive investments to clients who pay a higher fee, clients who pay a performance fee, or accounts managed for the benefit of “supervised persons” of Elk Creek Partners. Elk Creek Partners has designed and implemented policies and procedures intended to mitigate these conflicts and fairly allocate investments (including IPOs) across all client accounts. Whenever possible, trades are blocked and executed at a common price. Allocations of the block trade are then made pro rata to all eligible accounts within the same strategy.
Supervised persons of Elk Creek Partners may purchase, hold, and sell securities, for their own benefit, that could be owned by or considered potential investment opportunities for Elk Creek Partners’ clients. Personal securities trading by “supervised persons” creates a conflict of interest. Elk Creek Partners has put in place policies and procedures to mitigate this conflict. Personal securities transactions are addressed in Elk Creek Partners’ Code of Ethics and monitored regularly by Elk Creek Partners’ Chief Compliance Officer. Controls applied to personal securities trading include pre-clearance of all personal trades in reportable securities and restrictions on securities owned by or being considered for clients of Elk Creek Partners.
When evaluating broker/dealers, Elk Creek Partners may not always select the broker/dealer with the lowest commission rate. The primary criteria considered in selecting a broker/dealer is the ability of the broker/dealer, in Elk Creek Partners’ opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to us on behalf of Elk Creek Partners’ clients. These research services include, but are not limited to: provision of broker/dealer’s research; access to analysts employed by the broker/dealer

The Portfolio Managers

Elk Creek Partners, LLC — Continued
firm; broker/dealer-arranged meetings with management teams of potential or existing portfolio holdings; and broker/dealer sponsorship of investment conferences at which Elk Creek Partners can meet and evaluate management teams representing current or potential investments. The inclusion of these additional services in Elk Creek Partners’ evaluation presents conflicts of interest.
Elk Creek Partners also uses commissions generated by client accounts, or soft dollars, to pay directly for research, research related services, and services related to the execution of securities transactions. Elk Creek Partners engages in soft dollar relationships as defined under the “brokerage and research services” safe harbor in Section 28(e) of the Securities and Exchange Act of 1934. Under this standard, eligible brokerage services include communication services related to the execution, clearing and settlement of securities transactions, as well as other functions that are incidental to affecting securities trades (i.e., connectivity services between the money manager and the broker-dealer and other relevant parties such as a custodian). Software that is used in connection with routing trades is also within this standard.
Elk Creek Partners has established policies and procedures designed to mitigate conflicts related to the selection of broker/dealers. Elk Creek Partners regularly and formally reviews the allocation of commissions across the broker/dealers with whom it transacts and its use of client commission dollars to pay directly for services and software to ensure Elk Creek Partners is getting adequate research and execution for the client commissions paid.
COMPENSATION
The four members of Elk Creek Partners’ Investment Team are also founding partners of the firm. The firm’s compensation plan for Investment Team members consists of a base salary commensurate with industry standards and a share in the overall profits of the firm.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Philpott beneficially owned shares of Harbor Small Cap Growth Opportunities Fund with a value between $100,001 and $500,000; and Messrs. Hand, Patel and McGinnis did not beneficially own any shares of Harbor Small Cap Growth Opportunities Fund.

Sapience Investments, LLC
CONFLICTS OF INTEREST
Sapience’s Chief Investment Officer (“CIO”) faces inherent conflicts of interest in his day-to-day management of Harbor Small Cap Value Opportunities Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts he manages. For instance, to the extent that the CIO manages accounts with different investment strategies than the Fund, he may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the Fund. Additionally, some of the accounts managed by the CIO may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the CIO to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Sapience has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, Sapience has adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Fund and any personal accounts the portfolio manager may maintain.
The CIO often provides investment management for separate accounts advised in the same or similar investment style as that provided to the Fund. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Sapience has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
COMPENSATION
Compensation for investment professionals consists of a base salary, bonus, and equity distributions. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks, overall client satisfaction and individual contribution. Sapience’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to composite performance relative to specified benchmarks (with respect to the Fund, the benchmark is the Russell 2000® Value Index). To reinforce long-term focus, performance is measured over longer

The Portfolio Managers

Sapience Investments, LLC — Continued
time periods (typically three to five years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance. Equity distributions are a share of Sapience’s profits. These distributions are based on each investment professional’s ownership percentage in Sapience.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Sikka did not beneficially own any shares of Harbor Small Cap Value Opportunities Fund.

Mar Vista Investment Partners, LLC
CONFLICTS OF INTEREST
Mar Vista understands that potential material conflicts of interest exist in “side-by-side” management. As such, Mar Vista has always had procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Mar Vista aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.
Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Mar Vista utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro rata allocation is not appropriate.
Mar Vista’s Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.
COMPENSATION
Mar Vista’s investment professionals receive a base salary commensurate with their level of experience. Mar Vista’s goal is to maintain competitive base salaries through a review of industry standards, market conditions and salary surveys. Each portfolio manager’s compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of Mar Vista’s strategic growth accounts. Each portfolio manager participates in the Fund’s division’s profit growth through annual profit (bonus) distribution. Compensation is tied to performance in this way.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Honeycutt owned shares with a value between $10,000 and $50,000 of Harbor Strategic Growth Fund and Messrs. Myers, Massey, and Prestine.did not beneficially own any shares of the Fund.

Marathon Asset Management LLP
CONFLICTS OF INTEREST
Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities. Marathon-London has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
Each non-founder portfolio manager (Messrs. Carter, Longhurst, Somerville, Nickson, Godfrey, Cull, and Anstey) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark. The founder member portfolio managers (Messrs. Arah and Ostrer) are paid a base salary and a proportionate share of the profitability of Marathon-London in relation to their stake in the business. None of the compensation for any portfolio manager is directly related to the performance of either Harbor International Fund or Harbor Diversified International All Cap Fund in isolation, but is indirectly linked to the success of the respective Fund and other clients. In addition, Mr. Ostrer and Mr. Arah separately manage small hedge funds and are entitled to a proportion of the fees generated from these funds.

The Portfolio Managers

Marathon Asset Management LLP — Continued
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Nickson, Godfrey, and Cull did not beneficially own any shares of Harbor International Fund and Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Nickson, Godfrey, Cull, and Anstey did not beneficially own any shares of Harbor Diversified International All Cap Fund.

Oaktree Capital Management, L.P.
CONFLICTS OF INTEREST
At Oaktree, individual portfolio managers may manage multiple accounts for multiple clients. In addition to Harbor Emerging Markets Equity Fund, these other accounts may include separate accounts and other pooled investment vehicles. Conflicts of interest may arise when an individual portfolio manager has responsibilities for the investments of more than one account because the portfolio manager may be unable to devote equal time and attention to each account. Additionally, individual portfolio managers may make investment decisions on behalf of one account that have the potential to negatively impact another account. Conflicts of interest may also arise when a portfolio manager has a particular financial incentive, such as performance-based management fees, relating to an account.
In such an instance, a portfolio manager may perceive an incentive to devote more time to developing and analyzing strategies or allocating securities for accounts for which Oaktree could share in investment gains. Oaktree manages potential conflicts between funds and other types of accounts through allocation policies and procedures and internal review processes. Oaktree has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
COMPENSATION
The compensation for Frank Carroll and Tim Jensen, Managing Directors for Oaktree and portfolio managers for Harbor Emerging Markets Equity Fund, generally consists of distributions under Oaktree’s equity plan and participation in the profitability of the funds they manage. Equity participation vests over a multi-year period. The value of the Messrs. Carroll and Jensen’s equity participation is a function of the firm’s profitability and the individual’s responsibilities and performance and is not specifically dependent on the performance of Harbor Emerging Markets Equity Fund or any other client’s asset, on an absolute basis or relative to the applicable specific benchmark or the growth of the Fund’s, or any other client’s assets, except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. Messrs. Carroll and Jensen also receive a percentage of the profits earned on any client portfolios they manage. As a result, their compensation generally increases and decreases with the size and performance of such assets.
SECURITIES OWNERSHIP
As of October 31, 2018, each Mr. Carroll and Mr. Jensen beneficially owned shares of Harbor Emerging Markets Equity Fund with a value of over $1,000,000.

Comgest Asset Management International Limited
CONFLICTS OF INTEREST
Comgest makes investment decisions for multiple portfolios using various investment strategies depending upon clients’ guidelines and restrictions. Conflicts of interest may arise in managing multiple accounts, including, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees including performance fees. These differences give rise to a potential conflict that a portfolio manager may favor one account over the other or allocate more time to the management of one account over another.
Comgest seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to its clients and make investment decisions based on an account’s available cash, investment objectives, restrictions, permitted investment techniques and other relevant considerations. Comgest seeks to mitigate any such conflicts by monitoring portfolios within the same investment mandate for any dispersion in returns, holdings, and position sizes, which are not attributable to client-specific restrictions, guidelines, cash availability, redemption activity or other factors.
Comgest’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Comgest’s management of conflicts includes a conflicts’ mapping to set out potential conflicts which could impact the Comgest Group, individual entities within the group and clients. Comgest looks to identify and describe potential conflicts; determine how each conflict is managed or mitigated; and note any policies or procedures that have been implemented in order to manage or avoid the conflicts.

The Portfolio Managers

Comgest Asset Management International Limited — Continued
COMPENSATION
Comgest looks to align the interests of its employees with those of its clients through a mix of short- and long-term employee incentives, which are reflected in its remuneration systems and the opportunity for employees to become shareholders in the firm. Comgest’s underlying goal is for its incentive system to help drive product performance and team stability.
Comgest looks to ensure that employee benefit packages deliver on three clear objectives:
■	Attracting and retaining the industry’s brightest investment professionals;
■	Developing, deploying and rewarding the talents of each employee; and
■	Aligning incentive structures to clients’ interests to ensure employees are motivated to deliver on the firm’s long term-oriented performance objectives.
A typical remuneration package consists of three main components:
■	Fixed salary: targeted to be in line with industry benchmarks and reviewed on a regular basis.
■	Variable bonus: designed to reward performance while encouraging strong team work and collaboration. Comgest places importance on team spirit over individualism.
■	Equity: the opportunity to become a shareholder in the firm is designed to encourage all employees to become partners in the business for the long term. This enables everyone to think and act like owners, not employees. The process of accumulating a stake in the business spans many years and reinforces a commitment to the long-term success of Comgest.
Bonuses are based on a set of quantitative and qualitative criteria that favor processes and behavior over short-term outcomes. This is based on Comgest’s belief that quality research inputs combined with sound methodology typically lead to positive outputs over the long-term, while short-term outcomes can be random. A portion of the discretionary bonus can be deferred over three years or invested in the shares of Comgest with the aim of aligning remuneration with the long-term interests of Comgest and its clients.
With this emphasis on quality of research and investment performance, the bonus structure is as follows:
■	Approximately 70% is based on research and portfolio management, including: (i) contribution to product performance over three years or more; (ii) analysis and understanding of performance; (iii) proposal of new investment ideas; (iv) application of the Comgest investment philosophy; and (v) demonstrated participation in team debate on companies and sharing of ideas with other teams.
■	Approximately 30% is based on other criteria such as: (i) management capabilities (where applicable); (ii) contribution to client interaction; (iii) development of Comgest’s client base; (iv) demonstration of team spirit; and (v) involvement in the life of the company, etc.
SECURITIES OWNERSHIP
Since Harbor Focused International Fund had not commenced operations prior to June 1, 2019, Ms. Laure Négiar and Messrs. Zak Smerczak, Alexandre Narboni, and Vincent Houghton did not beneficially own any shares of the Fund.

Sands Capital Management, LLC
CONFLICTS OF INTEREST
The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts on the other. The other accounts may have similar, different, or overlapping investment objectives and strategies as the Fund, and such accounts may be managed by one, or any combination, of portfolio managers. Therefore, a potential conflict of interest may arise as a result of the similar, different, or overlapping investment objectives and strategies, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Sands Capital has established policies and procedures intended to result in the fair and equitable allocation of investment opportunities among Sands Capital’s clients over time.
COMPENSATION
Sands Capital compensates the portfolio manager for his management of the Fund. The portfolio manager’s compensation consists of a salary, qualitative bonus, and a profit sharing and 401(k) plan. Additional compensation may be in the form of an investment results bonus and equity in Sands LP. Salary is benchmarked to be competitive with the industry worldwide. The qualitative bonus is based on a target set at the beginning of the year and on the individual’s responsibilities and objectives

The Portfolio Managers

Sands Capital Management, LLC — Continued
that are agreed upon at the beginning of each year. At the end of the year, this bonus is paid out after a formal review of the individual’s actual contribution to investment performance and client service work. The investments result bonus is calculated from the performance variance of Sands Capital’s composite returns and their respective benchmarks over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Thakor beneficially owned shares of Harbor Global Leaders Fund with a value between $500,001 and $1,000,000 and Mr. Raab beneficially owned shares of Harbor Global Leaders Fund with a value between $100,001 and $500,000.

Baillie Gifford Overseas Limited
CONFLICTS OF INTEREST
Baillie Gifford has a duty to act in the best interests of our clients and to treat them fairly when providing investment services to them. Baillie Gifford acts as investment manager or adviser to both pooled funds and separately managed segregated accounts both on a discretionary and advisory basis. In some cases both have similar objectives and similar strategies. From time to time, there may be situations that give rise to a conflict of interest.
A conflict can arise between the interests of Baillie Gifford and its affiliates, the Partners of Baillie Gifford & Co and employees, and the interests of a client of Baillie Gifford. A conflict of interest can also arise between the interests of one client of Baillie Gifford and another client. In such circumstances we have put in place effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict of interest from adversely affecting the interests of our clients. In addition, where Baillie Gifford pays or accepts any fee or commission, or provide or receive any non-monetary benefit in relation to our investment services, the firm takes care to ensure that such benefits do not place Baillie Gifford or any third party firm in a situation which would not be in compliance with the general duty to act in accordance with the best interests of our clients.
Baillie Gifford maintains a firm-wide Conflicts of Interest Policy and Matrix which identifies conflicts and potential conflicts of interest that exist within the group and the procedures and controls that have been adopted to prevent or manage these conflicts. It is subject to review and approval by the Compliance Committee and the relevant management body of each regulated entity within the Baillie Gifford group. Each Partner of Baillie Gifford & Co and employee has a responsibility for the identification of conflicts through adherence to Baillie Gifford’s Code of Ethics.
Once a conflict has been identified Baillie Gifford must determine whether it may result in a material risk of damage to the interests of its clients and must specify procedures to be followed and measures to be adopted in order to manage the conflict.
The Compliance Committee is responsible for the oversight of this Policy and the Conflicts Matrix. A Conflicts of Interest Assessment is conducted annually in October with a written report presented to the Compliance Committee in November. The assessment considers whether all conflicts of interest have been identified and added to the matrix, and also tests the mitigating controls in place for existing conflicts of interest to assess the adequacy. In addition to the annual assessment, the Compliance Committee have a standing quarterly agenda item to consider emerging conflicts of interest and compliance risks and we have also established a sub-group of the Compliance Committee that is convened on an ad-hoc basis to consider any material/emerging conflicts of interest matters.
This process ensures that senior management within Baillie Gifford are engaged in the conflicts identification and management process with a view to ensuring the risks arising from conflicts are appropriately and effectively mitigated.
The day-to-day maintenance of the Policy is the responsibility of the Compliance Department.
COMPENSATION
Baillie Gifford’s compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.
The partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and retention of our existing clients, achieved through providing excellent investment service.
The prospect of becoming a partner is a strong incentive to younger professionals. There is no set criteria for an employee to become a partner - individuals are invited to join the partnership as a result of their proven ability and ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the Joint Senior Partners. Baillie Gifford actively looks to move its most qualified people along the partnership track.

The Portfolio Managers

Baillie Gifford Overseas Limited — Continued
A firm-wide bonus is paid annually. Additionally, a significant number of non-partner senior staff have a profits related bonus scheme with awards determined by individual appraisal ratings and team performance.
The remuneration for Investment Managers (Portfolio Managers and Researchers) at Baillie Gifford has three key elements: (i) base salary, (ii) a company-wide all staff bonus and (iii) a performance related bonus (the latter being referred to as the Investment Departments’ Bonus Scheme).
Performance for non-partner Investment Managers is measured in two ways. Primarily, 50% of the bonus is based on individual performance. This is determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competences and pre-agreed objectives. The remaining 50% is determined by the investment performance of the investment team, the Portfolio Construction Groups, or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting our emphasis on long-term investing.
Within the firm each Investment Team and Portfolio Construction Group have pre-determined performance targets. These targets, along with the relevant portfolios being measured, are established and agreed with by each Head of Department following consultation with the Investment Management Committee.
All Bonus Scheme members defer between 20% and 40% of their annual variable remuneration. Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s principal decision making process.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Callahan, Campbell, Faraday and Sitte and Ms. Earnshaw did not beneficially own any shares of Harbor International Growth Fund.

Cedar Street Asset Management LLC
CONFLICTS OF INTEREST
Conflicts can occur between interests of Cedar Street and its clients or between the interests of different clients. For example, Cedar Street may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities.
When evaluating brokers, Cedar Street may not always select the broker with the lowest commission rate. The primary criteria considered in selecting a broker is the ability of the broker, in Cedar Street’s opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided.
Cedar Street has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
All investment team compensation is currently a fixed salary with equity participation. As firm assets grow the general composition of investment team compensation will include fixed salary (near industry average levels), variable bonus (including deferrals and claw-back provisions), equity dividends, and retirement contributions. Any variable compensation is based on overall investment team performance measured over a multi-year time horizon. Individuals that make extraordinary contributions to team performance will be provided opportunities to purchase additional equity. Cedar Street’s guiding principle for variable compensation will be to align the long-term interests of clients with long-term interests of Cedar Street employees. As a result, no employee who provides services to Harbor International Small Cap Fund will have an incentive to take undue risks.
SECURITIES OWNERSHIP
As of March 31, 2019, Messrs. Brodsky and Mozes did not beneficially own any shares of Harbor International Small Cap Fund.

The Portfolio Managers

Acadian Asset Management LLC
CONFLICTS OF INTEREST
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have similar or different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by both the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indexes as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.
To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by Acadian’s investment management and Acadian’s compliance team.
COMPENSATION
Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.
Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in Acadian’s equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.
SECURITIES OWNERSHIP
Since Harbor Overseas Fund had not commenced operations prior to March 1, 2019, Messrs. Bradley, Taliaferro, and Gakidis did not beneficially own any shares of the Fund.

Pacific Investment Management
Company, LLC
CONFLICTS OF INTEREST
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts that invest in the Fund in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

The Portfolio Managers

Pacific Investment Management
Company, LLC — Continued
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. The Fund or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.
COMPENSATION
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
■	PIMCO’s pay practices are designed to attract and retain high performers;
■	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
■	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
■	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Portfolio Managers

Pacific Investment Management
Company, LLC — Continued
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary– Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus– Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
■	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
■	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
■	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
■	Contributions to mentoring, coaching and/or supervising members of team;
■	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
■	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long-term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation– Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
■	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.
■	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
■	The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund’s partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

The Portfolio Managers

Pacific Investment Management
Company, LLC — Continued
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Mather, Kiesel and Worah did not beneficially own any shares of Harbor Bond Fund.

Shenkman Capital Management, Inc.
CONFLICTS OF INTEREST
As a registered investment adviser registered, Shenkman Capital intends to act in good faith in a manner consistent with its duties under applicable law. However, Shenkman Capital is subject to various conflicts of interest including those arising from its relationships with is affiliates, which currently and in the future will serve as investment adviser to investment funds, separately managed accounts or similar vehicles. Shenkman Capital actively engages, and in the future will engage, in a broad spectrum of activities, including direct investment activities and investment advisory activities, and has extensive investment activities that are independent from, and may from time-to-time conflict or compete with, the investment activities of the Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund. To that end, Shenkman Capital has implemented Policies and Procedures Regarding the Identification of Conflicts of Interest, a full copy of which is set forth in the firm’s Compliance Manual. The particular circumstances described below further illustrate some of the conflicts of interest that may arise. However, there can be no assurance that other conflicts of interest with the potential for adverse effects on Shenkman Capital clients will not arise.
Shenkman Capital’s services to each of its client are not exclusive. Shenkman Capital’s team members and affiliates may effect transactions for their own accounts and for the accounts of other Shenkman Capital clients that may differ materially from the advice given, or the time or nature of action taken, with respect to a particular Shenkman Capital client, including the Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund. Also, it may not always be possible for the same investment positions to be taken or liquidated at the same time or at the same price. Shenkman Capital generally allocates investment opportunities among eligible clients pro rata based on each client’s total net asset value, or pursuant to alternative approved methodologies, including, without limitation, pursuant to (i) a target weighting of an account’s concentration in an applicable issue, issuer, industry, credit rating, duration, maturity, cash level, or similar portfolio attribute; (ii) a rotational system; (iii) a random selection of eligible accounts; or (iv) as otherwise approved by Shenkman Capital’s Compliance Department. A client will generally be presumed to be eligible to participate in an investment opportunity executed on behalf of Shenkman Capital’s clients with similar investment objectives, strategies and risk profiles, provided, however, that an eligible client may be excluded from participating in an investment opportunity, or the amount of an eligible client’s allocation may be limited based on, among other things, the client’s investment guidelines, restrictions and specific instructions; legal, regulatory or tax restrictions; portfolio diversification/concentration considerations; and timing of cash flows, account liquidity and cash balances. Allocations may also be adjusted for rounding based on lot size and minimum increment requirements, or as otherwise approved by Shenkman Capital’s Compliance Department. It is Shenkman Capital’s goal to provide individualized treatment and customized solutions to each of its clients. Due to the differences in investment objectives, strategies, guidelines and restrictions, as well as the other criteria outlined above and the availability and relative value of investment opportunities, there will be differences among accounts in invested positions and investments held. There are no assurances that each Shenkman Capital client, including the Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund, will participate in each investment opportunity for which it is eligible to purchase or sell.
From time to time, it may be appropriate for Shenkman Capital to aggregate client orders for the purchase or sale of securities. Shenkman Capital engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. In aggregating client orders for securities, including any orders placed for private investment vehicles, Shenkman Capital seeks to ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order typically participates on an average price basis for Shenkman Capital’s transactions in that security on a relevant day and transaction costs (if any) shall be shared pro rata based on each client’s participation in the transaction.

The Portfolio Managers

Shenkman Capital Management, Inc. — Continued
Shenkman Capital and its affiliates may make investments for certain clients that they conclude are inappropriate for other clients. For instance, one client may take short positions in the equity securities of certain issuers, while at the same time other securities and/or leveraged loans of that issuer are acquired or held long by other Shenkman Capital clients. Conversely, Shenkman Capital may take long positions in the securities of certain issuers for a Shenkman Capital client, while at the same time other securities and/or leveraged loans of that issuer are held short in, or have been sold out of, another Shenkman Capital client.
Shenkman Capital may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Shenkman Capital has a greater incentive to favor clients that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees, particularly with respect to “new issue” investments. Shenkman Capital has adopted and implemented policies and procedures intended to address these potential conflicts of interest, including trade allocation and aggregation policies as previously described.
Shenkman Capital may execute cross trades (i.e., the simultaneous purchase and sale of an investment from one client to another Client. Cross trades may be executed for different clients on the same or a different day on which Shenkman Capital trades in the same investment for other Shenkman Capital clients. Shenkman Capital usually executes cross trades directly among eligible clients, but in certain cases may use a broker to effect the trade. Shenkman Capital believes cross trades benefit clients on both sides of the trade by minimizing the spread, mark-up or commissions that would be paid to a broker. In these instances, the purchase price generally reflects the mean of the bid and ask prices as quoted by a third-party pricing service or third party brokers. Shenkman Capital does not receive any fees in connection with cross trades. Cross trades on behalf of the Harbor Funds must be executed in accordance with Rule 17a-7 under the Investment Company Act. Cross trades generally will not be conducted with a Shenkman Capital client that is subject to ERISA (including a Shenkman Capital client that has substantial benefit plan investors and is subject to ERISA), public retirement plans, or any clients requesting to be treated as an ERISA account.
Shenkman Capital invests in all segments of the capital structure of high yield issuers on behalf of its clients and is not precluded from investing in instruments of a company held in another client account, even if such positions may be adverse. One or more Shenkman Capital clients may hold different investments of the same issuer that have different priorities. For example, certain clients may hold senior or subordinated rights relative to other clients, or vice versa. This may present a conflict of interest because any action that the Shenkman Capital were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument, and vice versa, particularly in distressed or default situations. To the extent the Shenkman Capital or any of its team members were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.
Shenkman Capital also acts as investment adviser to clients that have, or may in the future have, securities and instruments outstanding; such companies may be investors in investment vehicles of Shenkman Capital, including the Harbor Funds. Shenkman Capital may purchase, on behalf of a client, instruments issued by such companies. However, Shenkman Capital is not obligated to purchase or sell or recommend for purchase or sale for any client any security or other asset that Shenkman Capital and its team members and affiliates may purchase or sell for their own accounts or for the account of any l client.
Shenkman Capital and its team members may invest in instruments of the same issuers (or related securities, e.g., equities, warrants, options or futures) that it recommends to Shenkman Capital’s clients. This presents a conflict where, because Shenkman Capital and its team members are in a position to trade in a manner that could adversely affect Shenkman Capital clients (e.g., place affiliated or team member trades in securities of an issuer before or after Shenkman Capital Client trades are executed in instruments of the same issuer in order to benefit from any price movements due to the Shenkman Capital Client trades). Shenkman Capital generally prohibits its team members from purchasing high yield or “cross over” (i.e., rated investment grade by one rating agency and below investment grade by another rating agency) bonds or loans or to invest in any securities of an issuer that is on Shenkman Capital’s list of approved issuers (the “Approved List”) or an issuer whose securities or loans are otherwise owned by a Shenkman Capital client. Shenkman Capital requires team members to pre-clear their personal securities transactions with the Compliance Department. In addition, the Code of Ethics prohibits trading in any securities on the Shenkman Capital’s “Restricted List” (i.e., a list of issuers concerning which we may be in possession of material non-public information).

The Portfolio Managers

Shenkman Capital Management, Inc. — Continued
From time-to-time, the Shenkman Capital may have formal or informal arrangements in place with brokers and/or affiliates of brokers who may market each of their products or otherwise make each of their products available to their respective clients. In certain circumstances, either of the Shenkman Capital or our clients may compensate these brokers or their affiliates in connection with these arrangements (including, for example, a placement agent fee paid by a Shenkman Capital Client). The Shenkman Capital may execute securities transactions through brokers who, or who have affiliates who, market Shenkman Capital Client products or otherwise make such products available to clients. This practice creates a potential conflict of interest because the Shenkman Capital may have an incentive to select or recommend a broker based on our interest in receiving client referrals. Moreover, the allocation of transactions to brokers who (or that have affiliates who) market Shenkman Capital products or otherwise make our products available to their clients is subject at all times to our obligation to obtain best execution under the circumstances.
COMPENSATION
Shenkman Capital offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.
Harbor High-Yield Bond Fund is managed under an investment team structure by Eric Dobbin, Robert Kricheff and Neil Wechsler. Mark R. Shenkman and Justin W. Slatky are the Co-Chief Investment Officers of Shenkman Capital and have responsibility for setting strategies and direction with respect to the firm’s investment operations. The portfolio managers of Harbor High-Yield Bond Fund are responsible for reviewing the overall composition of the portfolio, implementing trades based on the credit decisions made by the high yield bond team, generating investment ideas and providing ongoing evaluation of current fund investments. Mr. Shenkman has been the President and Chief Investment Officer of Shenkman Capital since he founded the company in 1985. Mr. Slatky, Executive Vice President and Senior Portfolio Manager of Shenkman Capital, joined the firm in 2011 and became Co-Chief Investment Officer in 2016. Mr. Dobbin, Senior Vice President and Senior Portfolio Manager of Shenkman Capital, joined the firm in 2006. Mr. Kricheff, Senior Vice President, Portfolio Manager and Global Strategist of Shenkman Capital, joined the firm in 2013. Mr. Wechsler, Senior Vice President, Portfolio Manager and Research Analyst of Shenkman Capital, joined the firm in 2002.
Harbor Convertible Securities Fund is managed under an investment team structure by Raymond F. Condon, Jordan N. Barrow, and Thomas Whitley. Mark R. Shenkman and Justin W. Slatky are the Co-Chief Investment Officers of Shenkman Capital and have responsibility for setting strategies and direction with respect to the firm’s investment operations. Mr. Shenkman has been the President and Chief Investment Officer of Shenkman Capital since he founded the company in 1985. Mr. Slatky, Executive Vice President and Senior Portfolio Manager of Shenkman Capital, joined the firm in 2011 and became Co-Chief Investment Officer in 2016. Mr. Condon, Senior Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 2003. Mr. Barrow, Senior Vice President, Credit Analyst & Portfolio Manager of Shenkman Capital, joined the firm in 2004. Mr. Whitley, Vice President and Associate Portfolio Manager of Shenkman Capital, joined the firm in 2008.
Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior portfolio managers are owners of the firm.
The portfolio managers’ compensation is not based on the performance of Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund or the value of assets held in its portfolio.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Slatky, Barrow and Whitley each beneficially owned shares of Harbor Convertible Securities Fund with a value between $10,001 and $50,000 and Mr. Condon beneficially owned shares of Harbor Convertible Securities Fund with a value between $100,001 and $500,000. Mr. Shenkman did not beneficially own shares of Harbor Convertible Securities Fund.
As of October 31, 2018, Mr. Shenkman beneficially owned shares of Harbor High-Yield Bond Fund with a value between $100,001 and $500,000 and Messrs. Kricheff and Wechsler each beneficially owned shares of Harbor High-Yield Bond Fund with a value between $1 and $10,000. Messrs. Slatky, and Dobbin did not beneficially own shares of Harbor High-Yield Bond Fund.

The Portfolio Managers

Income Research + Management
CONFLICTS OF INTEREST
IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments on the one hand and the investments of the other accounts on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has adopted policies and procedures that are reasonably designed to manage those conflicts.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.
COMPENSATION
All employees are compensated with a competitive salary plus bonus. The firm bonus pool is dictated by the profitability of IR+M, with the individual’s amount based on the employee’s overall contribution to the firm’s success. IR+M does not have quantitative drivers for the bonus pool. The goal is to have collaborative, high-performing teams that deliver for IR+M clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the key values represented in IR+M’s CREED: Collaboration, Respect, Emotional Intelligence, Excellence, and Dedication.
All employees also receive competitive health benefits and may participate in the company-funded profit sharing plan after completing the required length of service with the firm. Separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M and participate in the growth of the company and its profitability.
The bonus component of portfolio manager compensation is based upon factors such as team contribution, input to risk management and the overall investment management process, contributions to client service, and contributions to firm culture. For analysts and traders, evaluations are based upon factors including team contribution, quality of research within assigned sectors and the broader market, input to risk management and the overall investment management process, and contributions to firm culture.
As mentioned above, separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.
IR+M does not believe its compensation structure provides any IR+M employee with incentive to take undue risks.
SECURITIES OWNERSHIP
Since Harbor Core Bond Fund had not commenced operations prior to June 1, 2018, Messrs. O’Malley and Gubitosi and Ms. Kilpatrick did not beneficially own any shares of the Fund.

Crescent Capital Group LP
CONFLICTS OF INTEREST
Actual or potential conflicts of interest may arise when the portfolio managers have management responsibilities to multiple accounts, including the Harbor High-Yield Opportunities Fund, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a number of accounts and incentive to allocate opportunities to an account where the one or more of the portfolio managers or Crescent has a greater financial incentive, such as a performance fee account or where an account managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to the Fund. When accounts managed by Crescent (including the Fund) invest in different parts of an issuer’s

The Portfolio Managers

Crescent Capital Group LP — Continued
capital structure (e.g., one account owns a debt obligation secured by a first priority lien on the issuer’s assets while another account owns a debt obligation of the same issuer secured by a second priority lien), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issuers, as related to the interest of the accounts. Potential conflicts of interest may arise when a portfolio manager or employee transacts personally in securities investments made or to be made for client accounts, including the Fund. Crescent has adopted policies and procedures reasonably designed to address these types of conflicts and Crescent believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund. However, there is no guarantee that such policies and procedures will detect each and every situation where a conflict arises.
COMPENSATION
Crescent typically compensates the Fund’s portfolio managers with a base salary, a targeted year-end bonus that is tied to performance, and an equity stake in Crescent. Crescent’s equity and compensation plan was designed based on the advice of a leading compensation consultant in the financial services industry. The equity stakes professionals receive are “real” equity, not phantom, and grow in value as the value of the company increases, creating incentives to attract, motivate, and retain employees. The stakes come in two parts: shares and growth units. The shares pay out distributions on an annual basis based on Crescent’s financial performance. The growth units pay distributions based on earnings generated above a base level. Since the units only generate value when earnings increase, they tie employees to the growth of the firm. Crescent may also provide the Fund’s portfolio managers additional compensation in the form of fee sharing and incentive fees tied to performance. Portfolio manager compensation is not linked directly to asset growth. Nevertheless, the equity component of Crescent’s compensation is tied to the overall profitability of the firm which, in essence is correlated with the firm’s ability to grow assets. A fund or account’s performance relative to respective benchmarks, including the Fund’s benchmark (BofA Merrill Lynch US High Yield Master II Index), is a contributing factor in determining portfolio managers’ bonuses. Crescent measures performance over a three-year period in order to smooth out the impact of short-term fluctuations in investment results. Crescent does not believe that such a substantial part of the portfolio managers’ compensation is so directly tied to performance that there is an incentive to take undue risk with client assets.
SECURITIES OWNERSHIP
Since Harbor High-Yield Opportunities Fund had not commenced operations prior to November 1, 2017, Messrs. Fekete, Chen, Slusser, and Fukumoto did not beneficially own any shares of the Fund.

BNP Paribas Asset Management USA, Inc.
CONFLICTS OF INTEREST
Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized through BNP Paribas Asset Management USA Inc.’s (“BNPP AM”) investment management decision making process and BNPP AM’s trade allocation policy.
BNPP AM’s investment team is organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in weekly strategy sessions, with the participation of heads of each product team. Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client’s benchmark and guideline parameters.
Every portfolio, including mutual fund portfolios, is assigned to a Portfolio Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The portfolio manager either executes trades in the portfolio himself or delegates to another member of the investment team who assumes responsibility for issue selection within that sector. This process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio’s benchmark, risk parameters and investment guidelines.
In terms of setting a portfolio’s risk parameters, these are established at the portfolio’s inception, based upon the client’s investment guidelines and overall risk preferences. The Portfolio Manager and the Client Relationship Manager monitor the portfolio’s compliance with such parameters on an ongoing basis, while ultimately the Legal and Compliance team assumes responsibility for ensuring guideline compliance.
This process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.

The Portfolio Managers

BNP Paribas Asset Management USA, Inc. — Continued
As a matter of policy, block transactions are allocated fairly and equitably across all participating accounts utilizing the automated, non-preferential proprietary trade execution system. The system allocates the trades according to each participating portfolio’s size and pre-determined, pre-programmed risk profile. The system allows traders to record simple trades as well as helping them to construct complex trades when they declare a goal in terms of allocation or exposure, given specific trading parameters. The system will determine individual trades for each portfolio, automatically adjusting allocations to maintain guideline compliance. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.
Trade allocation and best execution practices are reviewed and tested on a quarterly basis as part of the Compliance Control Plan, which is carried out independently by BNPP AM’s Legal and Compliance team. This review takes into consideration BNPP AM’s trading procedures and the nature of the fixed income markets. BNPP AM utilizes a third party vendor to assist with the best execution review process. Members of the portfolio management teams and the Legal and Compliance group meet with the vendor to review best execution results on a periodic basis throughout the year.
As described above, BNPP AM’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the firm’s clients are disadvantaged in the firm’s management of accounts. Additionally, the firm’s internal controls are tested on a routine schedule as part of BNPP AM’s Compliance Control Plan and annually, BNPP AM engages its external auditor to perform a SSAE 16 exam.
COMPENSATION
BNP Paribas Asset Management USA, Inc. (“BNPP AM USA”), a member of BNPP AM, the global brand name for the asset management business of BNP Paribas SA (“BNPP”), aims to provide all staff with total compensation packages that are competitive with the applicable local market. BNPP AM has a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees.
BNPP AM aims to attract and retain staff with total compensation packages competitive with the applicable local market (New York and London). Compensation is based on a combination of individual, team, and firm performance. There are three standard components of the remuneration structure for professional staff based on market survey data: salary, discretionary bonus and long term incentives. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees. Both senior non-investment and senior investment professionals are eligible for the third component which is a long term incentive program designed to retain key performers and link their rewards to BNPP AM performance and fund performance.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. O’Donnell did not beneficially own any shares of Harbor Money Market Fund.

Harbor Capital
Advisors, Inc.
CONFLICTS OF INTEREST
While it is possible that potential conflicts of interest may arise in connection with the portfolio managers’ management of the Target Retirement Funds, most of these potential conflicts are mitigated by the Adviser’s use of the manager-of-managers approach whereby the Adviser selects and oversees Subadvisers who are responsible for the day-to-day management of the assets of the underlying Harbor Funds. A potential conflict of interest may arise, for example, if the portfolio managers were to allocate more assets of the Target Retirement Funds to those underlying Harbor Funds with higher management fees. The Adviser follows a well-defined asset allocation process for the Target Retirement Funds to limit this potential conflict of interest.
COMPENSATION
The Adviser’s compensation methodology for the portfolio managers consists of the following components:
Base Salary. Base salary is a fixed amount determined at the beginning of each calendar year. Each portfolio manager’s base salary is based upon the responsibilities of his or her position with the Adviser, years of service and contribution to the long-term performance of the Adviser.
Annual Cash Bonus. Portfolio managers generally participate in at least one and possibly more bonus programs of the Adviser.

The Portfolio Managers

Harbor Capital
Advisors, Inc. — Continued
■	Employee Bonus Plan (“EBP”). Virtually every full-time employee of the Adviser participates in the EBP. The EBP provides for a possible incentive payment based upon the Adviser’s EBIT (earnings before interest and taxes) margin percentage compared to its budgeted EBIT margin percentage. Good control over costs is an important factor in achieving the EBP objectives.
■	Senior Management Incentive Program (“SMIP”). Most senior professionals of the Adviser participate in the SMIP or a similar incentive plan. The objectives of the SMIP can vary from year to year, although for front-line portfolio managers, objectives will include performance of the Funds compared to benchmarks, performance against budgeted earnings and other objectives as may be determined from year to year.
Target percentages for both the EBP and SMIP are established as a percentage of each portfolio manager’s base salary. The percentages used in the calculation of both the EBP and SMIP are determined annually through a performance evaluation process based on qualitative and quantitative factors.
Harbor Cash Appreciation Rights (“H-CARs”). H-CARs represents a long-term incentive plan for senior personnel and certain other staff who have made, and are expected to make, significant contributions to the long-term value of the Adviser. H-CARs may be awarded each year and have an initial value expressed in dollars and equivalent H-CAR units. The value of the awards change over time based upon a formula linked to the Adviser’s pre-tax profitability, with the awards normally vesting in equal amounts over three and five years. Individual awards are typically determined based upon an assessment of the participant’s past and expected future contributions to the performance of the Adviser.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Collins beneficially owned shares of Harbor Target Retirement 2035 Fund with a value between $100,001 and $500,000; Mr. Herbert beneficially owned shares of Harbor Target Retirement 2040 Fund with a value between $500,001 and $1,000,000; and Ms. Molenda beneficially owned shares of Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund and Harbor Target Retirement 2050 Fund, each with a value between $100,001 and $500,000 and shares of Harbor Target Retirement 2055 Fund with a value between $50,001 and $100,000.

The Distributor

Harbor Funds
Distributors, Inc.
Harbor Funds Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Board of Trustees. Its mailing address is Harbor Funds Distributors, Inc., 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302. Charles F. McCain is a Director and the Chief Executive Officer of the Distributor; John S. Halaby is the President of the Distributor; Erik D. Ojala is a Director, Executive Vice President and Chief Compliance Officer of the Distributor; Anmarie S. Kolinski is the Chief Financial Officer, an Executive Vice President and the Treasurer of the Distributor; Gregg M. Boland is a Senior Vice President, the AML Compliance Officer, and the OFAC Officer of the Distributor; and Jodie L. Crotteau is an Assistant Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.
Harbor Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Funds’ behalf. Harbor Funds is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the NYSE. Shareholders’ orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker’s authorized designee.

Distribution Plans
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays the Distributor compensation at the annual rate of up to 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares.
Each of the Plans compensates the Distributor for (1) distribution services; (2) recordkeeping services; and (3) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Administrative Class and Investor Class shares of the Funds.  Distribution services and expenses for which the Distributor may be compensated pursuant to the Plans include, without limitation:  (i) compensation to and expenses (including allocable overhead, travel and telephone expenses) of (A) dealers, brokers and other dealers who are members of FINRA, or their respective officers, sales representatives and employees, (B) the Distributor and any of its affiliates and any of their respective officers, sales representatives and employees, (C) banks and their officers, sales representatives and employees, who engage in or support distribution of the Administrative Class and Investor Class shares of the Funds; (ii) printing and distribution of reports and prospectuses for other than existing shareholders; and (iii) preparation, printing and distribution of sales literature and advertising materials.  Recordkeeping services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation, to the extent not otherwise provided by or on behalf of a Fund: (i) acting, or arranging for another party to act, as recordholder and nominee of Administrative Class and Investor Class shares of the Funds beneficially owned by certain shareholders; (ii) establishing and maintaining individual accounts and records with respect to Administrative Class and Investor Class shares of the Funds; (iii) processing and issuing confirmations concerning orders to purchase, redeem and exchange Administrative Class and Investor Class shares of the Funds; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Administrative Class and Investor Class shares of the Funds; (v) facilitating the processing of transactions in a Fund or providing electronic, computer or other database information regarding a Fund to shareholders; (vi) developing, maintaining and supporting systems necessary to support accounts for Administrative Class and Investor Class shares of the Funds; and (vii) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.  Personal and account maintenance services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation: payments made to or on account of the Distributor or any of its affiliates and any financial intermediaries, or their respective officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Administrative Class and Investor Class shares of the Funds or their accounts or who provide similar services not otherwise provided by or on behalf of a Fund.  Nothing in the Plans is intended to or shall cause there to be any implication that compensation for the distribution, recordkeeping and personal and account maintenance services described in the Plans may be made only pursuant to a plan of distribution under Rule 12b-1.
Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The Distributor

Distribution Plans — Continued
The Distributor may from time to time waive or reduce any portion of its 12b-1 fee for Administrative Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.
Selected dealers and other financial intermediaries entitled to receive compensation for selling Fund shares and/or providing recordkeeping and/or shareholder servicing services to the intermediaries’ customers who invest in a Fund may receive different compensation related to shares of one particular class over another. Under the Plans, certain financial intermediaries that have entered into service agreements and that sell shares of the Funds on an agency basis may receive payments from the Distributor pursuant to the respective Plans for distribution services and/or providing shareholder servicing services to the intermediaries’ customers who invest in a Fund.
Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Administrative Class shares and Investor Class shares, respectively.
Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.
As required by Rule 12b-1, the Plans and related forms of agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Rule 12b-1 Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include, but are not limited to, the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to a Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

The Distributor

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans
The actual fees paid by the Funds to the Distributor pursuant to the Plans for the year ended October 31, 2018, were as follows:
	Total Paid to Distributor		Retained by Distributor[1]		Paid to Intermediaries[2]
	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$ 1,249	$ 3,738	$ 10	$ 61	$ 1,239	$ 3,677
Harbor Large Cap Value Fund	43	157	1	4	42	153
Harbor Mid Cap Fund[3]	N/A	N/A	N/A	N/A	N/A	N/A
Harbor Mid Cap Growth Fund	97	50	2	3	95	47
Harbor Mid Cap Value Fund	123	256	2	7	121	249
Harbor Small Cap Growth Fund	2	21	—	1	2	20
Harbor Small Cap Growth Opportunities Fund	3	3	—	—	3	3
Harbor Small Cap Value Fund	17	171	—	5	17	166
Harbor Small Cap Value Opportunities Fund	1	1	1	1	—	—
Harbor Strategic Growth Fund	—	1	—	—	—	1
INTERNATIONAL & GLOBAL FUNDS
Harbor Diversified International All Cap Fund.	$ 11	$ 14	$ 1	$ 1	$ 10	$ 13
Harbor Emerging Markets Equity Fund	1	2	1	1	—	1
Harbor Focused International Fund[4]	N/A	N/A	N/A	N/A	N/A	N/A
Harbor Global Leaders Fund	3	31	1	4	2	27
Harbor International Fund	671	3,615	4	73	667	3,542
Harbor International Growth Fund	1	77	—	2	1	75
Harbor International Small Cap Fund	1	2	1	2	—	—
Harbor Overseas Fund[5]	N/A	N/A	N/A	N/A	N/A	N/A
FIXED INCOME FUNDS
Harbor Bond Fund	$ 75	N/A	$ 3	N/A	$ 72	N/A
Harbor Convertible Securities Fund	1	6	1	2	—	4
Harbor Core Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A
Harbor High-Yield Bond Fund	4	87	1	1	3	86
Harbor High-Yield Opportunities Fund	—	—	—	—	—	—
Harbor Money Market Fund	6	N/A	1	N/A	5	N/A
[1]	Amounts retained by the Distributor for administrative expenses.
[2]	Amounts paid by the Distributor to intermediaries for the distribution, recordkeeping, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services.
[3]	Commenced operations December 1, 2019.
[4]	Commenced operations June 1, 2019.
[5]	Commenced operations March 1, 2019.

Shareholder Services

Harbor Services
Group, Inc.
Harbor Services Group, Inc. (“Shareholder Services”) acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 804660, Chicago, IL 60680-4108. Shareholder Services is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. Charles F. McCain is a Director of Shareholder Services; Erik D. Ojala is a Director and the Assistant Secretary of Shareholder Services; Gregg M. Boland is the President of Shareholder Services; Anmarie S. Kolinski is the Chief Financial Officer of Shareholder Services; and Jodie L. Crotteau is the Chief Compliance Officer and the Secretary of Shareholder Services.
The Shareholder Servicing Agreement has been approved by the Trustees of the Funds and provides for compensation up to the following amounts per class of each Fund (except the Target Retirement Funds):
Share Class	Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
The Target Retirement Funds provide for compensation up to the following amounts per class of each Target Retirement Fund:
Share Class	Transfer Agent Fees
Institutional	0.00% of the average daily net assets of all Institutional Class shares.

Payments to Financial Intermediaries
Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, may be compensated for providing distribution and/or sub-accounting, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional Class, Administrative Class, and/or Investor Class shares of the Funds and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional Class, Administrative Class, and/or Investor Class shares of the Funds through accounts that are maintained by the financial intermediaries. The Adviser and/or its affiliates may also make payments, out of their own assets and not as an expense to a Fund, to unaffiliated financial intermediaries to offset certain expenses of financial intermediaries related to the maintenance of an intermediary’s investment platform and/or the setup and maintenance of a Fund or share class on an intermediary’s system. Because all or a substantial portion of the assets of Shareholder Services, Distributor, and Adviser are attributable to fees paid by the Funds, the Funds could be considered to be indirectly paying some or all of these fees to the financial intermediaries when those fees are paid by Shareholder Services, Distributor and/or Adviser out of their own assets.

Code of Ethics

Code of Ethics
Harbor Funds, the Adviser, the Distributor and each Subadviser have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor Funds (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor Funds. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor Funds (except Harbor Money Market Fund, which is not subject to the same short-term trading restrictions). The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
The Adviser relies on each Subadviser to fulfill its responsibility for monitoring the personal trading activities of the Subadviser’s personnel in accordance with the Subadviser’s code of ethics. Each Subadviser provides Harbor Funds’ Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings and the disclosure of statistical information about the Funds’ portfolios.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds’ recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.
These policies and procedures provide that each Fund’s (except for Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Focused International Fund, Harbor Money Market Fund, and the Target Retirement Funds) full list of portfolio holdings is published quarterly with a 15-day lag, on harborfunds.com and top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 10-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period. For Harbor International Fund, Harbor Diversified International All Cap Fund, and Harbor Focused International Fund, the full list of portfolio holdings is published quarterly with a 30-day lag, on harborfunds.com.  For Harbor International Fund and Harbor Diversified International All Cap Fund, the top twenty portfolio holdings as a percentage of its total net assets are published quarterly, with a 15-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period.  For Harbor Money Market Fund, full portfolio holdings are published no later than the 5th business day after each month end on harborfunds.com and remain available for six months following the date of publication.  For the Target Retirement Funds, full portfolio holdings are published on the 15th day after each month end and on the 10th day after each quarter end on harborfunds.com.  The portfolio holdings information published for the Target Retirement Funds consists only of the Target Retirement Funds’ investments in the underlying Harbor funds but not information about the underlying Harbor funds’ direct investments.
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Adviser are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed (such as information as of dates other than prior calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the Subadviser’s investment process through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.

Portfolio Holdings

Portfolio Holdings Disclosure Policy — Continued
The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.
Non-public portfolio holdings are disclosed daily (or as otherwise indicated) with no lag, to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds:
■	The Adviser with respect to all Funds and each Subadviser solely with respect to the Fund for which it serves as Subadviser;
■	The Funds’ custodian and accounting agent;
■	FactSet Research System Inc. (“FactSet”), which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Funds’ performance and portfolio attributes;
■	Bloomberg L.P. (“Bloomberg”), which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Funds’ performance and portfolio attributes;
■	Glass, Lewis & Co. LLC (“Glass Lewis”), which provides proxy voting information services for the sole purpose of assisting certain Subadvisers in voting proxies on behalf of the Funds;
■	Institutional Shareholder Services (“ISS”), which provides proxy voting information services for the sole purpose of assisting certain Subadvisers in voting proxies on behalf of the Funds, proxy voting-related services for the sole purpose of assisting the Adviser to comply with applicable disclosure requirements, and securities class action services for the sole purpose of assisting the Adviser in monitoring for class action litigation in which the Funds may be entitled to participate with respect to a recovery settlement;
■	Donnelley Financial LLC, which provides services for the sole purpose of assisting the Adviser in the preparation of financial and related reports for the Funds that are included in periodic reports made publicly available to Fund shareholders, such as the annual and semi-annual shareholder reports, and in other required regulatory filings;
■	Automated Securities Clearance LLC (“FIS”), which provides an automated solution for the sole purpose of assisting the Adviser in complying with personal trading regulations.
■	FactSet, Bloomberg and Eagle Investment Systems LLC, each of which provides services to Jennison, for the sole purpose of assisting Jennison in performing its services as Subadviser to Harbor Capital Appreciation Fund;
■	Advent Software, Inc. (“Advent”), ISS, Neovest and FactSet, each of which provides services to Aristotle for the sole purpose of assisting Aristotle in performing its services as Subadviser to Harbor Large Cap Value Fund;
■	Bloomberg, Brown Brothers Harriman & Co., Moody’s Analytics Knowledge Services, FactSet, Glass Lewis, Markit WSO Corporation, MSCI, Inc. (“MSCI”), State Street Bank and Trust Company and Syntel Inc., each of which provides services to Wellington Management, for the sole purpose of assisting Wellington Management in performing its services as Subadviser to Harbor Mid Cap Growth Fund;
■	FactSet and Bloomberg, each of which provides services to EARNEST Partners, for the sole purpose of assisting EARNEST Partners in performing its services as Subadviser to Harbor Mid Cap Fund and Harbor Small Cap Value Fund;
■	Northern Trust, which provides services to LSV, for the sole purpose of assisting LSV in performing its services as Subadviser to Harbor Mid Cap Value Fund;
■	FactSet, Eze Software, Lightport, Abel Noser, Schwab Compliance Technologies, LightSpeed Data Solutions, Bloomberg, Advent Portfolio Exchange, and Global Trading Analytics, each of which provides services to Westfield, for the sole purpose of assisting Westfield in performing its services as Subadviser to Harbor Small Cap Growth Fund;
■	FactSet, Bloomberg, Eze Software, Advent Portfolio Exchange, ISS, and DTCC Institutional Trade Processing (“ITP”), each of which provides services to Elk Creek, for the sole purpose of assisting Elk Creek in performing its services as Subadviser to Harbor Small Cap Growth Opportunities Fund;
■	FactSet, Bloomberg, Capital IQ, ISS, and SEI, each of which provides services to Sapience, for the sole purposes of assisting Sapience in performing its services as Subadviser to the Harbor Small Cap Value Opportunities Fund.

Portfolio Holdings

Portfolio Holdings Disclosure Policy — Continued
■	FactSet, StatPro Group plc, and Research Recommendations and Electronic Voting Limited, each of which provides services to Marathon-London, for the sole purpose of assisting Marathon-London in performing its services as Subadviser to Harbor International Fund and Harbor Diversified International All Cap Fund;
■	Electra Information Systems, Inc. (“Electra”), which provides services to Acadian, for the sole purpose of assisting Acadian in performing its services as Subadviser to Harbor Overseas Fund.
■	FactSet, Bloomberg, ITP, European Fund Administration S.A. and London Stock Exchange plc (UnaVista), each of which provides services to CAMIL, for the sole purpose of assisting CAMIL in performing its services as Subadviser to Harbor Focused International Fund.
■	FactSet, StatPro Group plc, SunGard APT, UBS PAS and Style Research, each of which provides services to Baillie Gifford, for the sole purpose of assisting Baillie Gifford in performing its services as Subadviser to Harbor International Growth Fund;
■	Advent, Bloomberg, and Northern Trust, each of which provides services to Cedar Street, for the sole purpose of assisting Cedar Street in performing its services as Subadviser to Harbor International Small Cap Fund;
■	FactSet, Advent, LongView Trading Systems and Satuit each of which provides services to Sands Capital, for the sole purpose of assisting Sands Capital in performing its services as Subadviser to Harbor Global Leaders Fund;
■	AlphaTheory, Eze Software, MSCI, ITP, SunGard Data System Inc., and SWIFT, each of which provides services to Oaktree, for the sole purpose of assisting Oaktree in performing its services as Subadviser to Harbor Emerging Markets Equity Fund;
■	FactSet, IHS Markit Ltd., Electra Information Systems, Inc., Advent, Kynex, Inc., SWIFT, ITP, and J.P. Morgan Securities LLC, each of which provides services to Shenkman Capital, for the sole purpose of assisting Shenkman Capital in performing its services as Subadviser to Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund;
■	Electra, which provides services to IR+M, for the sole purpose of assisting IR+M in performing its services as Subadviser to Harbor Core Bond Fund; and
■	BlackRock Solutions, which provides services to BNP, for the sole purpose of assisting BNP in performing its services as Subadviser to Harbor Money Market Fund.
Harbor Funds seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor Funds seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for a Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds’ policies and procedures, including those governing the disclosure of portfolio information.
Each Subadviser and its affiliates may provide investment advice to clients other than the Funds subadvised by the Subadviser that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts.  These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the respective Subadviser or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Proxy Voting

Proxy Voting Policy
DELEGATION OF RESPONSIBILITY FOR PROXY VOTING
The Board delegates all responsibility for proxy voting with respect to portfolio holdings of the Funds to Harbor Capital Advisors, Inc. (“Harbor Capital”). Harbor Capital may vote, abstain from voting, or take no action on proxies for the Funds in any manner consistent with Harbor Capital’s proxy voting policy, provided that at all times such action of Harbor Capital is deemed to be in the best interests of the Funds and their shareholders. Harbor Capital may further delegate its duties and responsibilities for proxy voting of Fund portfolio holdings to any subadviser (each a “Subadviser”) that is retained by Harbor Capital to manage all or any segment of the assets of the Funds.
The Board may revoke all or part of such delegation at any time. In the event that the Board revokes the delegation of proxy voting responsibility that has been made to Harbor Capital, the Trust will assume full responsibility for ensuring that proxies are voted in the best interests of the Funds and their shareholders.
Harbor Capital generally delegates proxy voting responsibility to each Subadviser with respect to the portion of the Fund’s assets allocated by Harbor Capital to the Subadviser. Each Subadviser is subject to a fiduciary duty to act in the best interests of the Fund when managing a portion of that Fund’s assets and, therefore, is obligated to vote proxies in a manner which is consistent with that fiduciary duty. It is Harbor Capital’s policy that it will only delegate proxy voting authority to a Subadviser which Harbor Capital reasonably believes will be able to exercise that proxy voting authority in a manner which is in the best interests of the Fund.
The Harbor Target Retirement Funds are managed directly by Harbor Capital. Shares of other Harbor funds held by the Harbor Target Retirement Funds are voted as described below under "Voting For a Fund That Invests in Other Harbor Funds."
For the proxy voting policy of each Subadviser, please see Appendix A.
OVERSIGHT OF SUBADVISERS
Harbor Capital has delegated to the Proxy Voting Committee of Harbor Capital (the “Proxy Voting Committee”) the responsibility of reviewing the proxy voting policies and procedures and proxy voting guidelines of each Subadviser (the “Subadviser Proxy Voting Guidelines”) that will vote proxies on behalf of the Funds. The Proxy Voting Committee must determine that the Subadviser Proxy Voting Guidelines are reasonably designed to ensure that the Subadviser would be able to administer the proxy voting process generally and vote proxies specifically in a manner which would be in the best interests of the respective Fund before Harbor Capital will delegate proxy voting responsibility to a Subadviser. The Proxy Voting Committee will review any material amendments to the Subadviser Proxy Voting Guidelines to ensure that the guidelines continue to meet that standard. In addition, each Subadviser must accept delegation of this responsibility to it.
The Proxy Voting Committee does not normally review individual voting decisions by a Subadviser but considers their voting record as part of its overall assessment of the Subadviser’s performance. While the Proxy Voting Committee does retain the right to override any proxy voting decision by a Subadviser when the Proxy Voting Committee believes that a voting decision would not be in the best interests of the Fund, the Proxy Voting Committee does not expect to be able to normally exercise that authority except in the unusual circumstance where the Subadviser consults with the Proxy Voting Committee prior to casting a vote.
The Subadvisers engaged by Harbor Capital operate independently of each other and it is feasible that the Subadvisers will come to different voting decisions on the same or similar proposals. As long as a Subadviser is acting in the best interests of the Fund when making their proxy voting decisions, Harbor Capital believes that the Fund will, as a whole, benefit from the Subadviser applying its own analysis to the proxy voting decision.
CONFLICTS OF INTEREST
The Board recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when Harbor Capital or a Subadviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity.
The Board generally delegates all responsibility for resolving conflicts of interest to Harbor Capital (or the applicable Subadviser), provided that Harbor Capital’s (or the Subadviser’s) proxy voting policy (as approved by the Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Some examples of alternative voting procedures for resolving conflicts of interest may include the following:
■	Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund shareholders;

Proxy Voting

Proxy Voting Policy — Continued
■	Causing the proxies to be voted in accordance with the recommendations of an independent service provider that Harbor Capital or the Subadviser may use to assist it in voting proxies;
■	Notifying the Board of the conflict of interest and seeking a waiver of the conflict to permit Harbor Capital or the Subadviser to vote the proxies as it chooses under its usual policy; or
■	Forwarding the proxies to the Board so that the Board may vote the proxies itself.
Delegation of proxy voting responsibility to the Subadvisers should generally adequately address any possible conflicts of interest of Harbor Capital since each Subadviser operates independently from Harbor Capital and votes proxies in accordance with its own proxy voting policies and procedures. As part of the Proxy Voting Committee’s review of a Subadviser’s Proxy Voting Guidelines, the Proxy Voting Committee ensures that the Subadviser has implemented procedures that are reasonably designed to monitor and resolve conflicts of interest in the proxy voting process. In addition, the Proxy Voting Committee may assess whether any business or other relationships between Harbor Capital and a portfolio company could have influenced an inconsistent vote on that company’s proxy by a Subadviser. Such assessment would normally occur only after the proxies were voted by the Subadviser and voting results were shared with Harbor Capital.
VOTING FOR A FUND THAT INVESTS IN OTHER HARBOR FUNDS
Certain Harbor funds (the “acquiring funds”) may, from time to time, own shares of other Harbor funds (the “underlying funds”). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the acquiring funds will be cast in the same proportion as the votes of the other shareholders in the underlying funds. This is known as “echo voting” and is designed to avoid any potential conflict of interest.
PROXY VOTING INFORMATION
Information regarding how each Fund voted proxies relating to securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling Harbor Funds’ toll-free number at 800-422-1050; (2) on Harbor Funds’ website at harborfunds.com; and (3) on the SEC’s website at sec.gov.

Portfolio Transactions

The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.
Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Subadviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of a Subadviser and not solely or necessarily for the benefit of the Funds. Each Subadviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by a Subadviser as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of a Subadviser. Investment decisions for a Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Funds believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

Broker Commissions
The investment advisory fee that the Funds pay to the Adviser will not be reduced as a consequence of the Subadviser’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to a Subadviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a Subadviser in carrying out its obligations to the Funds.

Portfolio Transactions

Broker Commissions — Continued
The table below sets forth information concerning the payment of commissions (which do not include dealer “spreads” (markups or markdowns) on principal trades) by the Funds (excluding the Target Retirement Funds), including the amount of such commissions paid to affiliates (if any) for the indicated fiscal years. None of the Target Retirement Funds paid any commissions.
	Total Brokerage Commissions Paid To Brokers Who Provided Research Year Ended 10/31/2018 (000s)	2018(%)*	Total Brokerage Commission (000s)
			2018	2017	2016
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$3,040	0.03%	$ 8,509	$ 9,422	$ 8,891
Harbor Large Cap Value Fund	402	0.04	402	346	238
Harbor Mid Cap Fund[1]	N/A	N/A	N/A	N/A	N/A
Harbor Mid Cap Growth Fund	36	0.07	251	391	541
Harbor Mid Cap Value Fund	107	0.01	107	103	91
Harbor Small Cap Growth Fund	763	0.14	1,062	924	930
Harbor Small Cap Growth Opportunities Fund	353	0.14	443	412	509
Harbor Small Cap Value Fund	593	0.05	700	238	323
Harbor Small Cap Value Opportunities Fund[2]	48	0.21	64	25	N/A
Harbor Strategic Growth Fund[3]	4	0.01	7	N/A	N/A
For the period July 1, 2017 to October 31, 2017				5
For the period March 6, 2017 to June 30, 2017				2
INTERNATIONAL & GLOBAL FUNDS
Harbor Diversified International All Cap Fund	$ —	0.06%	$ 316	$ 122	$ 97
Harbor Emerging Markets Equity Fund	119	0.20	127	102	68
Harbor Focused International Fund[4]	N/A	N/A	N/A	N/A	N/A
Harbor Global Leaders Fund	11	0.02	13	54	52
Harbor International Fund	9,086	0.06	16,170	10,265	11,668
Harbor International Growth Fund	—	0.03	152	56	58
Harbor International Small Cap Fund[5]	—	0.06	37	44	30
Harbor Overseas Fund[6]	N/A	N/A	N/A	N/A	N/A
FIXED INCOME FUNDS
Harbor Bond Fund	—	0.01	216	269	287
Harbor Convertible Securities Fund		$0.00%	$ 1	$ —	$ —
Harbor Core Bond Fund[7]	—	0.00	—	N/A	N/A
Harbor High-Yield Bond Fund	—	0.00	—	—	—
Harbor High-Yield Opportunities Fund[8]	—	0.00	—	N/A	N/A
Harbor Money Market Fund	—	0.00	—	—	—
*	The total brokerage commissions paid expressed as a percentage of average net assets represents the total dollar value of brokerage commissions paid by the Fund for the last fiscal year divided by the average net assets of the Fund for the last fiscal year.
[1]	Commenced operations December 1, 2019.
[2]	Commenced operations August 1, 2017.
[3]	Commenced operations March 6, 2017. In addition, the Fund changed its fiscal year end from June 30 to October 31.
[4]	Commenced operations June 1, 2019.
[5]	Commenced operations February 1, 2016.
[6]	Commenced operations March 1, 2019.
[7]	Commenced operations June 1, 2018.
[8]	Commenced operations November 1, 2017.
The brokerage commissions paid are reflected in the total return of a Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadviser. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or other factors.

Portfolio Transactions

Securities Issued by Regular Broker-Dealers
During the fiscal year ended October 31, 2018, the following Funds purchased securities issued by the following regular broker-dealers of Harbor Funds, which had the following values as of October 31, 2018:
Fund	Regular Broker-Dealer (or Parent)	Aggregate Holdings (000s)
Harbor Capital Appreciation Fund	JP Morgan Chase Securities	$555,364
	Goldman Sachs & Co.	345,859

Harbor Large Cap Value Fund	JP Morgan Chase Securities	19,624

Harbor Diversified International All Cap Fund	UBS Securities LLC	2,002

Harbor International Fund	UBS Securities LLC	50,851

Harbor Bond Fund	JP Morgan Chase Securities	36,897
	Morgan Stanley & Co., Inc.	13,950
	Goldman Sachs & Co.	23.861
	UBS Securities LLC	24,251
	Credit Suisse	18,182
	Citigroup Global Markets, Inc.	27,912

Harbor Core Bond Fund	JP Morgan Chase Securities	482
	Goldman Sachs & Co.	444
	Citigroup Global Markets, Inc.	530

Portfolio Transactions

Securities Lending
The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds. During the fiscal year ended October 31, 2018, the Lending Agent managed the day-to-day operation of the Trust’s securities lending program, within the scope of lending permitted for each Fund. The Lending Agent selected borrowers for each loan made by the Funds from an approved borrower list, monitored the creditworthiness of each borrower on an ongoing basis, negotiated the terms and conditions of each loan agreement, in a manner consistent with the terms and conditions of the Securities Lending Authorization Agreement between the Trust and the Lending Agent (the “SLA Agreement”), and entered into loan agreements with such borrowers. The Lending Agent also selected the securities loaned by the Funds and credited substitute interest, dividends and other distributions paid with respect to the loaned securities to each Fund’s account. During the fiscal year ended October 31, 2018, the Lending Agent was responsible for collateral management, including receiving approved collateral from borrowers in accordance with the minimum initial capitalization requirements set forth in the SLA Agreement, marking-to-market the value of the loaned securities and approved collateral daily, and obtaining additional approved collateral from borrowers, as necessary. In addition, the Lending Agent invested cash collateral received from borrowers into a pooled investment vehicle approved by the Adviser. Upon the termination of each loan of a Fund’s portfolio securities, the Lending Agent arranged for the return of loaned securities by the borrower to the Fund and the return of collateral to the borrower. During the fiscal year ended October 31, 2018, the Lending Agent also maintained records, and provided monthly reports to the Funds related to loans made and income derived from such loans.
	Capital Appreciation (000s)	Diversified International All Cap (000s)	Global Leaders (000s)	International (000s)	International Growth (000s)	International Small Cap (000s)
Gross income from securities lending activities	$565	$ 60	$—*	$8,640	$140	$ 6
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	42	5	—*	562	8	1
Fees paid for any cash collateral management services that are not included in the revenue split	6	—*	—*	111	2	—*
Administrative fees not included in revenue split	—	—	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—	—	—
Rebate (paid to borrower)	136	11	—*	2,908	59	—*
Other fees not included in revenue split	—	—	—	—	—	—
Aggregate fees/compensation for securities lending activities	184	16	—*	3,581	69	1
Net income from securities lending activities[1]	$381	$ 44	$—*	$5,059	$ 71	$ 5
[1]	The amount shown for net income from securities lending activities may not correspond with the amount shown in the Fund’s annual report due to timing differences related to certain adjustments that may occur between the Lending Agent and borrowers, which are recorded when identified.
*	Rounds to less than $1,000

Net Asset Value

The net asset value (“NAV”) per share of each class of each Fund is generally determined by the Funds’ Custodian after the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m., Eastern time) on each day when the NYSE is open for trading. If the NYSE closes early (scheduled), the determination of net asset value may be accelerated to that time. Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Exchange traded swaps are normally valued at the closing price from the exchange on which the swaps are principally traded. Forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.
Except in the case of Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act.  As a “government money market fund” under Rule 2a-7, the Fund is permitted to seek to maintain a stable $1.00 share price by valuing its securities using the amortized cost method of valuation, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value, and which does not take into account unrealized securities gains or losses. While this method provides stability in valuation (i.e. at $1 per share), it may result in periods during which the value of a security, as determined by amortized cost, is higher or lower than the price Harbor Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of Harbor Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Harbor Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Harbor Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of Harbor Money

Net Asset Value

Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in Harbor Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.
The Adviser will monitor the extent of the deviation, if any, between the Fund’s current net asset value based upon available market quotations and the Fund’s $1.00 per share based on amortized cost. In addition, the Trustees periodically review the extent of the deviation, if any. In the event the Trustees believe at any time that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate to eliminate or to reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Trustees may take may include, without limitation, the redemption of shares in kind; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the Fund’s average portfolio maturity; withholding dividends or payment of distributions from capital or capital gains; or utilizing a net asset value per share as determined by using available market quotations or equivalents. In addition, the Trustees have the authority to reduce or increase the number of shares outstanding on a pro rata basis, and to offset each shareholder’s pro rata portion of the deviation from the shareholder’s accrued dividend account or from future dividends.
The assets of each Target Retirement Fund consist primarily of shares of the underlying Harbor funds, which are valued at their respective net asset values.
When reliable market quotations, evaluated prices supplied by a pricing vendor or, in the absence of evaluated prices, prices provided by a Subadviser (where permitted under the Funds’ valuation procedures) are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.
It is possible that the fair value determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Funds’ net asset values may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Board of Trustees, in place of closing market prices to calculate their net asset values if the Fund believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities. In the case of each equity Fund, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities

Net Asset Value

determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined and that these price differences may have an effect on the net asset value, particularly for global/international Funds. As a result, a fair value information service provided by an independent third-party pricing vendor will normally be used to determine the fair value of foreign equity security held by each equity Fund.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Funds. Expenses with respect to any two or more Harbor funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Tax Information

Each Fund is treated as a separate taxpayer for federal income tax purposes.
Each Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.
Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally

Tax Information

is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Distributions from net investment income of Harbor Capital Appreciation Fund, Harbor Strategic Growth Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor Small Cap Value Opportunities Fund, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Overseas Fund, Harbor Focused International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, Harbor Emerging Markets Equity Fund, Harbor Convertible Securities Fund, and the Target Retirement Funds may qualify in part for a 50% dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If any Fund that is permitted to acquire stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to such Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to these Funds that would lessen the effect of these adverse tax consequences. However, such elections could also require these Funds to recognize income (which would have to be distributed to the Funds’ shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

Tax Information

The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund may invest significantly, and certain other Funds may invest to a lesser extent, in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Certain Funds may invest in zero coupon securities, deferred interest securities or other securities with original issue discount (or with market discount that the Fund elects to include market discount in income currently). Such Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to satisfy distribution requirements.
Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs.
A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 24% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than the redemption or exchange of shares of Harbor Money Market Fund) if such numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the IRS or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (other than, under an exemption recently made permanent by Congress, certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, a Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of a Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund. None of the Funds expects to be a “U.S. real property holding corporation” as defined in Section 897(i)(c)(2) of the Code and, therefore, none expects to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property

Tax Information

holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 21% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Proposed regulations which may be relied upon pending the issuance of final regulations permit a Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.
In general, provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for shareholders.
At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.
With respect to Harbor Money Market Fund, because the Fund intends to maintain a stable NAV per share of $1.00, shareholders will typically not recognize gain or loss when they sell or exchange their shares because the amount realized will be the same as their tax basis in the shares. However, with respect to any gain or loss recognized on the sale or exchange of shares of the Fund, unless a shareholder chooses to adopt a simplified “NAV method” of accounting (described below), the consequences described in the preceding paragraph will generally be applicable. Alternatively, if a shareholder elects to adopt the simplified “NAV method” of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of the Fund as described above, a shareholder would determine gain or loss based on the change in the aggregate value of Fund shares during a computation period (such as the shareholder’s taxable year), reduced by the shareholder’s net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified “NAV method,” any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders

Tax Information

of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
Each Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Overseas Fund, Harbor Focused International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Other Funds, including the Target Retirement Funds (as a result of investments in Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Overseas Fund, Harbor Focused International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund), may also be subject to foreign taxes with respect to their foreign investments. Such “funds of funds” may make this election, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the tax year. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses.
Distributions by the underlying Harbor funds, redemptions of shares in the underlying Harbor Funds, and changes in asset allocations may result in taxable distributions of ordinary income or capital gains to shareholders of the Target Retirement Funds. In addition, the Target Retirement Funds generally will not be able to currently offset short-term capital gains realized by one underlying Harbor fund in which the Target Retirement Funds invest against short-term capital losses realized by another underlying Harbor fund. These factors could affect the amount, timing and character of distributions to shareholders of the Target Retirement Funds.
Five to ten years after a Target Retirement Fund with a target retirement date reaches its target retirement year, its asset allocation is expected to match that of Harbor Target Retirement Income Fund. At that time, the assets of the particular Target Retirement Fund may be combined with the assets of Harbor Target Retirement Income Fund. The Board of Trustees reserves the right to engage in such transactions in the best interests of each Target Retirement Fund’s shareholders. The Trustees may take these actions with or without seeking shareholder approval. A combination of assets may result in a capital gain or loss for shareholders of the particular Target Retirement Fund.
At October 31, 2018, the following Funds had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gain on investments to the extent permitted by the Code. This will reduce the amount of the distribution to shareholders that would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
INTERNATIONAL & GLOBAL FUNDS
Harbor International Growth Fund	$ 1,872	$ 5,521	$7,393
Harbor Emerging Markets Equity Fund	1,326	—	1,326

Tax Information

	Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$ 1,561	$67,624	$69,185
Harbor High-Yield Opportunities Fund	1,185	—	1,185
Harbor Core Bond Fund	238	—	238
Harbor Bond Fund	35,008	23,853	58,861
The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.

Organization and Capitalization

General
Harbor Funds is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisers unaffiliated with the Adviser. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize a Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor Funds or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Adviser and other service providers.
Prior to March 1, 2017, Harbor Global Leaders Fund was named Harbor Global Growth Fund.

Shareholder and Trustee Liability
Harbor Funds is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Adviser. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Adviser or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Adviser shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Adviser and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

25% or Greater Ownership
The following table identifies those investors who own 25% or more of each Fund’s shares (all share classes taken together) as of October 31, 2019, and are therefore presumed to control the respective  Fund.
DOMESTIC EQUITY FUNDS
Shareholder Name	Capital Appreciation	Large Cap Value	Mid Cap Value	Small Cap Growth
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	27%	27%	34%	36%

Organization and Capitalization

25% or Greater Ownership — Continued
DOMESTIC EQUITY FUNDS — Continued
Shareholder Name	Small Cap Growth Opportunities	Small Cap Value Opportunities	Strategic Growth
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	76%	—
PERSHING LLC JERSEY CITY, NJ	—	—	31%
UBATCO & CO LINCOLN, NE	45%	—	—

INTERNATIONAL & GLOBAL FUNDS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	36%	39%

INTERNATIONAL & GLOBAL FUNDS — Continued
Shareholder Name	Focused International	International Small Cap	Overseas
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	98%	44%	98%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	28%	—

FIXED INCOME & MONEY MARKET FUNDS
Shareholder Name	Bond	Convertible Securities
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	33%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	39%

FIXED INCOME & MONEY MARKET FUNDS — Continued
Shareholder Name	Core Bond	High-Yield Bond	High-Yield Opportunities
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	59%	—	67%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	30%	—

TARGET RETIREMENT FUNDS
Shareholder Name	Income	2020	2025	2030
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	100%	100%	99%	93%

TARGET RETIREMENT FUNDS — Continued
Shareholder Name	2035	2040	2045	2050	2055
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	94%	97%	83%	91%	87%
To the extent these shareholders have and exercise voting power with respect to shares of the Funds, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the respective  Fund and/or the Trust generally.

Organization and Capitalization

5% or Greater Ownership
of Share Class
The following table identifies those investors who beneficially own 5% or more of the voting securities of a class of each Fund’s shares as of October 31, 2019.
DOMESTIC EQUITY FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Capital Appreciation	Large Cap Value	Mid Cap Growth	Mid Cap Value
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	18%	11%	—	14%
GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE, CO	—	—	—	9%
GREAT-WEST TRUST COMPANY LLC TTEE F KANSAS CITY, MO	8%	—	—	—
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	—	7%	9%	—
LPL FINANCIAL NEW YORK, NY	—	—	—	6%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	29%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	27%	29%	20%	28%
PIMS/PRUDENTIAL RETIREMENT ISELIN, NJ	—	—	7%	—
SAXON & CO CLEVELAND, OH	—	20%	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	10%	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	7%	—	9%	7%

DOMESTIC EQUITY FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	Small Cap Growth	Small Cap Growth Opportunities	Small Cap Value	Small Cap Value Opportunities	Strategic Growth
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	12%	7%	19%	—	7%
GREAT-WEST TRUST COMPANY LLC TTEE F OVERLAND PARK, KS	11%	—	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	99%	15%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	6%	—	—	—	—
LPL FINANCIAL NEW YORK, NY	—	—	7%	—	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	10%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	43%	—	11%	—	23%
PERSHING LLC JERSEY CITY, NJ	—	—	—	—	32%
T ROWE PRICE RETIREMENT PL SERV INC OWINGS MILLS, MD	—	7%	—	—	—
UBATCO & CO LINCOLN, NE	—	57%	—	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	6%	—	27%	—	—

DOMESTIC EQUITY FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Capital Appreciation	Large Cap Value	Mid Cap Growth	Mid Cap Value
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	19%	—	—	5%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
DOMESTIC EQUITY FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	Capital Appreciation	Large Cap Value	Mid Cap Growth	Mid Cap Value
FIIOC COVINGTON, KY	5%	—	—	9%
GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE, CO	—	—	19%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	5%	—	—	6%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	22%	—	31%	12%
RAYMOND JAMES & ASSOC INC ST PETERSBURG, FL	—	—	6%	—
RELIANCE TRUST CO CUST ATLANTA, GA	—	89%	—	39%
T ROWE PRICE RETIREMENT PL SERV INC OWINGS MILLS, MD	—	—	—	12%
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	—	22%	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	14%	—	—	—

DOMESTIC EQUITY FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	Small Cap Growth	Small Cap Growth Opportunities	Small Cap Value	Small Cap Value Opportunities	Strategic Growth
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	52%	—	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	100%	77%
MATRIX TRUST COMPANY AS AGENT FBO PHOENIX, AZ	—	—	15%	—	—
MATRIX TRUST COMPANY AS AGENT FBO PHOENIX, AZ	—	—	19%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	24%	8%	23%	—	—
PAI TRUST COMPANY INC DE PERE, WI	—	89%	—	—	—
STATE STREET BANK TRUSTEE AND/OR BOSTON, MA	10%	—	—	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	—	—	23%
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	13%	—	—	—	—

DOMESTIC EQUITY FUNDS - INVESTOR CLASS
Shareholder Name	Capital Appreciation	Large Cap Value	Mid Cap Growth	Mid Cap Value
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	35%	36%	15%	34%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	31%	38%	22%	28%
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	—	7%	—
PERSHING LLC JERSEY CITY, NJ	7%	—	6%	—
RBC CAPITAL MARKETS LLC MINNEAPOLIS, MN	—	—	—	10%
TD AMERITRADE INC FOR THE OMAHA, NE	5%	11%	8%	5%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
DOMESTIC EQUITY FUNDS - INVESTOR CLASS — Continued
Shareholder Name	Capital Appreciation	Large Cap Value	Mid Cap Growth	Mid Cap Value
WTRISC CO IRA OMNIBUS ACCT WASHINGTON, DC	—	—	25%	—

DOMESTIC EQUITY FUNDS - INVESTOR CLASS — Continued
Shareholder Name	Small Cap Growth	Small Cap Growth Opportunities	Small Cap Value	Small Cap Value Opportunities	Strategic Growth
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	31%	60%	22%	—	59%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	95%	—
LPL FINANCIAL NEW YORK, NY	—	—	18%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	39%	16%	29%	—	—
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	16%	—	—	—	—
PERSHING LLC JERSEY CITY, NJ	—	—	9%	—	—
RELIANCE TRUST COMPANY FBO ATLANTA, GA	7%	—	—	—	—
SSB&T CUSTODIAN FOR THE IRA OF SAN FRANCISCO, CA	—	7%	—	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	6%	—	35%

DOMESTIC EQUITY FUNDS - RETIREMENT CLASS
Shareholder Name	Capital Appreciation	Large Cap Value	Mid Cap Growth	Mid Cap Value
AHS HOSPITAL CORP MORRISTOWN, NJ	—	16%	—	—
ATTN MUTUAL FUND ADMIN OAKS, PA	—	20%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	6%	13%	—	—
C/O FASCORE LLC GREENWOOD VILLAGE, CO	5%	—	45%	5%
DCGT AS TTEE AND/OR CUST DES MOINES, IA	—	—	—	6%
ICMA RETIREMENT CORPORATION WASHINGTON, DC	—	—	31%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	28%	25%	14%	74%
PERSHING LLC JERSEY CITY, NJ	—	13%	—	—
WELLS FARGO BANK FBO CHARLOTTE, NC	7%	—	—	—

DOMESTIC EQUITY FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	Small Cap Growth	Small Cap Growth Opportunities	Small Cap Value	Small Cap Value Opportunities	Strategic Growth
ASSOCIATED TRUST COMPANY FBO GREEN BAY, WI	17%	—	—	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	7%	—	32%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
DOMESTIC EQUITY FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	Small Cap Growth	Small Cap Growth Opportunities	Small Cap Value	Small Cap Value Opportunities	Strategic Growth
CITY OF RICHMOND HEIGHTS POLICE AND RICHMOND HEIGHTS, MO	—	—	—	77%	—
DCGT AS TTEE AND/OR CUST DES MOINES, IA	18%	—	—	—	—
GOLDMAN SACHS & CO. SALT LAKE CITY, UT	—	—	—	14%	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	24%	—	—
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	—	—	—	—	21%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	24%	—	26%	10%	46%
STATE STREET BANK AND TRUST CO TTEE QUINCY, MA	—	33%	—	—	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	16%	63%	—	—	—
ZIONS FIRST NATIONAL BANK 0 SALT LAKE CTY, UT	—	—	24%	—	—

INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	11%	—	—	—
CAPINCO MILWAUKEE, WI	10%	11%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	18%	28%	—	25%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	97%	20%
MITRA & CO FBO 98 GREEN BAY, WI	—	9%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	46%	40%	—	9%
PERSHING LLC JERSEY CITY, NJ	—	—	—	7%

INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	12%	—	—
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	—	12%	—
CAPINCO MILWAUKEE, WI	—	9%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	21%	8%	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	75%	98%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	25%	25%	—	—
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	20%	—	—
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	—	8%	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
WELLS FARGO BANK FBO CHARLOTTE, NC	—	6%	—	—

INTERNATIONAL & GLOBAL FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Global Leaders
E*TRADE SAVINGS BANK ENGLEWOOD, CO	—	—	44%
E TRADE SECURITIES LLC RANCHO CORDOVA, CA	—	—	6%
FIIOC COVINGTON, KY	—	—	7%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	26%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	100%	—	—
INDIVIDUAL NEW YORK, NY	—	99%	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	9%

INTERNATIONAL & GLOBAL FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap
ASCENSUS TRUST COMPANY FBO FARGO, ND	—	13%	—
FIIOC COVINGTON, KY	—	22%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	91%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	11%	34%	—
NATIONWIDE TRUST COMPANY, FSB COLUMBUS, OH	61%	—	—
PERSHING LLC JERSEY CITY, NJ	—	11%	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	9%
TD AMERITRADE TRUST COMPANY DENVER, CO	—	20%	—

INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
INDIVIDUAL HAMBURG, NY	—	—	5%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	98%	14%	—	21%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	95%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	39%	—	47%
INDIVIDUAL YORKTOWN, VA	—	11%	—	—
SSB&T CUSTODIAN FOR THE IRA OF NEW YORK, NY	—	6%	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS — Continued
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
TD AMERITRADE INC FOR THE OMAHA, NE	—	—	—	17%
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	13%	—	—
INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	37%	9%	11%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	75%	100%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	32%	7%	—	—
NATIONWIDE LIFE INSURANCE COMPANY Q COLUMBUS, OH	—	23%	—	—
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	46%	—	—
PERSHING LLC JERSEY CITY, NJ	10%	—	—	—
SSB&T CUSTODIAN FOR THE SEP IRA OF FAYETTEVILLE, GA	—	—	5%	—
TD AMERITRADE INC FOR THE OMAHA, NE	5%	6%	—	—
INTERNATIONAL & GLOBAL FUNDS - RETIREMENT CLASS
Shareholder Name	Diversified International All Cap	Emerging Markets Equity	Focused International	Global Leaders
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	17%	16%	—	—
INDIVIDUAL GREENWICH, CT	—	11%	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	98%	—
INDIVIDUAL GLYNDON, MD	—	—	—	16%
MITRA & CO FBO 98 GREEN BAY, WI	—	19%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	31%	39%	—	28%
SAXON & CO CLEVELAND, OH	—	—	—	11%
INDIVIDUAL FORT MYERS, FL	—	—	—	13%
INDIVIDUAL NEW CANAAN, CT	—	11%	—	—
T ROWE PRICE RETIREMENT PL SERV INC OWINGS MILLS, MD	6%	—	—	—
U S BANK FBO MILWAUKEE, WI	7%	—	—	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	—	—	—	28%
WELLS FARGO BANK FBO CHARLOTTE, NC	8%	—	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	International	International Growth	International Small Cap	Overseas
CAPINCO MILWAUKEE, WI	—	14%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	6%	—	—
C/O FIDUCIARY TRUST COMPANY INTL NEW YORK, NY	—	6%	—	—
EDWARD D JONES & CO MARYLAND HEIGHTS, MO	74%	—	—	—
GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE, CO	—	5%	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	98%
HOCO KANSAS CITY, MO	—	33%	—	—
INDIVIDUAL GLYNDON, MD	—	—	8%	—
MAC & CO A/C 796386 PITTSBURGH, PA	—	15%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	11%	10%	63%	—
SAXON & CO CLEVELAND, OH	—	—	7%	—
U S BANK FBO MILWAUKEE, WI	—	—	21%	—

FIXED INCOME & MONEY MARKET FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Bond	Convertible Securities	Core Bond
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	—	17%	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	33%	17%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	63%
HARBOR TARGET RET INCOME FUND CHICAGO, IL	—	—	6%
HARBOR TARGET RETIREMENT 2020 FUND CHICAGO, IL	—	—	7%
HARBOR TARGET RETIREMENT 2030 FUND CHICAGO, IL	—	—	6%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	17%	47%	—
PERSHING LLC JERSEY CITY, NJ	6%	—	—
WELLS FARGO BANK NA FBO MINNEAPOLIS, MN	—	5%	—

FIXED INCOME & MONEY MARKET FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	High-Yield Bond	High-Yield Opportunities	Money Market
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	17%	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	67%	8%
HARBOR SERVICES GROUP INC CHICAGO, IL	—	—	19%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	28%	16%	10%
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	19%	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
FIXED INCOME & MONEY MARKET FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Bond	Convertible Securities
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	19%	—
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	7%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	36%	—
NTC & CO DENVER, CO	—	100%
RELIANCE TRUST COMPANY FBO ATLANTA, GA	10%	—
VANGUARD BROKERAGE SERVICES MALVERN, PA	5%	—

FIXED INCOME & MONEY MARKET FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	High-Yield Bond	High-Yield Opportunities	Money Market
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	11%	—	—
E*TRADE SAVINGS BANK CENTENNIAL, CO	—	—	59%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	100%	—
INTERACTIVE BROKERS LLC GREENWICH, CT	—	—	14%
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	—	12%
MILLENNIUM TRUST CO LLC OAK BROOK, IL	—	—	15%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	20%	—	—
NTC & CO DENVER, CO	22%	—	—
T ROWE PRICE RETIREMENT PL SERV INC OWINGS MILLS, MD	8%	—	—
VRSCO HOUSTON, TX	28%	—	—

FIXED INCOME & MONEY MARKET FUNDS - INVESTOR CLASS
Shareholder Name	Convertible Securities	High-Yield Bond	High-Yield Opportunities
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	62%	30%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	89%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	17%	44%	—
PERSHING LLC JERSEY CITY, NJ	7%	5%	—
TD AMERITRADE INC FOR THE OMAHA, NE	9%	7%	—
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	—	7%
WTRISC CO IRA OMNIBUS ACCT WASHINGTON, DC	—	6%	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
FIXED INCOME & MONEY MARKET FUNDS - RETIREMENT CLASS
Shareholder Name	Bond	Convertible Securities	Core Bond
BANK OF AMERICA CUSTODIAN FBO MFO JACKSONVILLE, FL	—	—	28%
HOFSTRA UNIVERSITY HEMPSTEAD, NY	—	81%	—
INCOME RESEARCH & MANAGEMENT BOSTON, MA	—	—	21%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	50%	—	31%
RETIREMENT TR FOR KINO FLO BURBANK, CA	16%	—	—
SHENKMAN CAPITAL MANAGEMENT INC NEW YORK, NY	—	16%	—
SSB&T CUSTODIAN FOR THE IRA OF LONGMONT, CO	11%	—	—
SSB&T CUSTODIAN FOR THE IRA OF PORTLAND, OR	9%	—	—
SSS FAMILY INVESTMENTS LP OVERLAND PARK, KS	11%	—	—
WELLS FARGO BANK FBO CHARLOTTE, NC	—	—	20%

FIXED INCOME & MONEY MARKET FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	High-Yield Bond	High-Yield Opportunities
J.P. MORGAN SECURITIES LLC. NORTH BROOKLYN, NY	42%	—
KEYBANK NA CLEVELAND, OH	7%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	39%	100%

TARGET RETIREMENT FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Income	2020	2025	2030
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	100%	100%	99%	93%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	—	—	7%

TARGET RETIREMENT FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	2035	2040	2045	2050	2055
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	94%	97%	83%	91%	87%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6%	—	17%	9%	13%

Custodian

State Street Bank and Trust Company
State Street Bank and Trust Company (the “Custodian”) has been retained to act as custodian of the Funds’ assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian’s mailing address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111-2900.

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP
Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as Harbor Funds’ independent registered public accounting firm, providing audit and tax services. The financial statements of the Funds (except for Harbor Focused International Fund, Harbor Overseas Fund, and Harbor Target Retirement 2060 Fund) as of and for the periods ended October 31, 2018, have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information. No audited financial statements exist for Harbor Mid Cap Fund, Harbor Focused International Fund, Harbor Overseas Fund, or Harbor Target Retirement 2060 Fund which commenced operations on December 1, 2019, June 1, 2019, March 1, 2019, and November 1, 2019, respectively. The unaudited financial statements for each of the Harbor Target Retirement Funds (except for Harbor Target Retirement 2060 Fund) for the six-month period ended April 30, 2019 are incorporated by reference in this Statement of Additional Information.

Appendix a – Proxy Voting

Certain of the Subadviser’s proxy voting policies and procedures make reference to Institutional Shareholder Services (“ISS”) and/or Glass, Lewis & Co. (“Glass Lewis”) voting guidelines.
ISS’s proxy voting guidelines can be accessed at issgovernance.com/policy-gateway/voting-policies/.
Glass Lewis’s proxy voting guidelines can be accessed at glasslewis.com/guidelines/.

Acadian Asset Management LLC
POLICY
Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client-specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.
When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
PROCEDURES
Proxy Voting Guidelines
Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.
In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.
Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.
Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.
Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship

Appendix a – Proxy Voting

Acadian Asset Management LLC — Continued
with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.
If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.
Voting Policies
Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.
Voting Process
Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.
After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.
Proxy Voting Record
Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.
Obtaining a Voting Proxy Report
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Aristotle Capital Management, LLC
INTRODUCTION
Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.
SPECIFIC PROXY VOTING POLICIES AND PROCEDURES
Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.
Aristotle Capital has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital

Appendix a – Proxy Voting

Aristotle Capital Management, LLC — Continued
may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.
The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.
VOTING GUIDELINES
Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:
1.	Corporate Governance
a.	Election of Directors and Similar Matters
In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Aristotle Capital will review any contested proposal on its merits.
Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:
■	Limit directors’ liability and broaden directors’ indemnification rights;
And expects to generally vote against proposals to:
■	Adopt or continue the use of a classified Board structure; and
■	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
b.	Audit Committee Approvals
Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.
c.	Shareholder Rights
Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
■	Adopt confidential voting and independent tabulation of voting results; and
■	Require shareholder approval of poison pills;
And expects to generally vote against proposals to:
■	Adopt super-majority voting requirements; and
■	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.
2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters
Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
■	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
■	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and
■	Require shareholder approval of “poison pills.”
And expects to generally vote against proposals to:
■	Adopt classified boards of directors;
■	Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and

Appendix a – Proxy Voting

Aristotle Capital Management, LLC — Continued
■	Require a company to consider the non-financial effects of mergers or acquisitions.
3.	Capital Structure Proposals
Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
■	Eliminate preemptive rights.
4.	Compensation
a.	General
Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
■	Require shareholders approval of golden parachutes; and
■	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.
And expects to generally vote against proposals to:
■	Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.
5.	Stock Option Plans and Share Issuances
Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by- case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case- by- case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.
Notwithstanding the foregoing, Aristotle Capital expects to generally vote against proposals to:
■	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.
6.	Corporate Responsibility and Social Issues
Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.
Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.
7.	Conflicts
In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps:
(a) vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Capital’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and
(b) for other matters, contact the client for instructions with respect to how to vote the proxy.
8.	Disclosure of Proxy Voting Policy
Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.
9.	Recordkeeping

Appendix a – Proxy Voting

Aristotle Capital Management, LLC — Continued
Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)	Records of client requests for proxy voting information.
Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Baillie Gifford Overseas Limited
VOTING GUIDELINES
The Manager has adopted the Governance and Sustainability Principles and Guidelines (the “Guidelines”) to vote proxies related to securities held by the Funds.
The Guidelines are developed and administered by the Governance & Sustainability Team of the Baillie Gifford Group. This Governance & Sustainability Team sits alongside the investment teams and is responsible for the voting of proxies. The head of this Governance & Sustainability Team jointly reports to an investment partner of Baillie Gifford & Co., the parent of the Manager, and to the senior investment committee of the Investment Management Group of the Baillie Gifford Group.
The Guidelines cover the Manager’s approach to governance and sustainability matters including the following areas:
■	Board Effectiveness and Composition
■	Capital Allocation
■	Governance Processes and Disclosure
■	Remuneration
■	Sustainability
The Manager recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues-based approach covering standards from a global perspective.
PRAGMATIC & FLEXIBLE APPROACH
The Manager recognizes that companies within markets operate under significantly differing conditions. The guidelines are intended to provide an insight into how the Manager approaches voting and engagement on behalf of clients with it important to note that the Manager assesses every company individually. With respect to voting, the Manager will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.
In evaluating each proxy, the Governance & Sustainability Team follows the Guidelines, while also considering third party analysis, the Manager’s and its affiliates own research and discussions with company management.
The Governance & Sustainability team oversees voting analysis and execution in conjunction with the investment managers The Manager may elect not to vote on certain proxies. While the Manager endeavours to vote a Fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in us being prevented from trading for a certain period of time. When voting in these markets, the Manager assesses the benefits of voting clients’ shares against the relevant restrictions. The Manager may also not vote where we have sold out of a stock following the record date.
CONFLICTS OF INTEREST
The Manager recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship. The Governance & Sustainability Team of the Baillie Gifford Group is responsible for monitoring possible material conflicts of interest with respect to proxy voting.

Appendix a – Proxy Voting

Baillie Gifford Overseas Limited — Continued
For proxy votes that involve a potential conflict of interest that is not managed in line with our Conflicts of Interest policy, the Governance & Sustainability team report the conflict to the Investment Management Group (IMG) for discussion. The Governance & Sustainability team reports into the IMG which comprises of several senior Baillie Gifford partners. They review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interest of our clients.

Cedar Street Asset Management LLC
PROXY VOTING POLICY
Cedar Street frequently invests a material portion of the Funds’ capital in equity securities. As a registered investment adviser, the Firm owes its Investors a duty of care, loyalty and respect with regards to proxy voting activities conducted on behalf the Funds and Clients. In addition, as a fiduciary and a registered investment advisor, Cedar Street is required to vote (or abstain) proxies in a manner that is consistent with the best interests of the Firm’s Investors. Cedar Street will make these policies and procedures available to our Investors upon request. Also, we acknowledge that our Investors have a right to information about how we vote Fund proxies and we will also make that information available upon request.
What is the requirement?
In addition to voting in the best interests of their investors, SEC registered investment advisers must keep a record of all proxies received, the manner in which they voted and any documentation that was material to their decision to vote a particular way. Additionally, each registered adviser must have a policy and procedure that is designed to appropriately address conflicts of interest with respect to their proxy voting activity on behalf of clients. As a further point, registered advisers must also deliver their proxy voting log to any client upon their request.
How do we comply?
The CCO will ensure that the Firm retains the following records in connection with proxies:
■	The name of the issuer of the portfolio security;
■	The exchange ticker symbol of the portfolio security;
■	The Council on Uniform Securities Identification Procedures (“CUSIP”) number
■	for the portfolio security;
■	The date the proxy was received and reviewed by Cedar Street;
■	The date of the shareholder meeting date of the portfolio company;
■	Whether Cedar Street cast its vote on the matter;
■	How Cedar Street cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
■	Whether the registrant cast its vote for or against management.
Prior to voting proxies, Cedar Street will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, Cedar Street will then make a determination (which may be in consultation with outside legal counsel or compliance consultants) as to whether the conflict is material or not. Cedar Street will proceed to vote proxies without material conflicts by majority. Cedar Street also has the flexibility to abstain from a particular proxy vote or to outsource a particular proxy vote to an independent third party when it is determined to be in the best interests of its Clients.
In voting proxies in the best interest of its Clients, Cedar Street will consider the specific strategy surrounding the equity investment. It will then apply the following proxy voting procedures:
Proxy Voting Procedures: The Firm’s Head of Trading and Operations or their designee including a third-party shareholder service provider, reviews proxy ballots and generally votes in accordance with the research recommendations of a major third-party institutional shareholder service provider that is an outsourced independent third party. If the Firm is no longer in a position in a particular security, the Firm will abstain from voting on that security.
Identification of Material Conflicts of Interest: As the Firm is utilizing a third-party shareholder service provider’s researched recommendations, any potential conflict has generally been mitigated. To the extent that the Firm wishes to vote contrary to a third-party shareholder service provider’s recommendations, it is understood that conflicts may arise, and conflicts of interest shall be reviewed prior to casting the Firm’s vote. Access Persons and Employees of Cedar Street are required to disclose relationships that may potentially cause conflicts of interest with respect to proxy voting including but not limited to records related to personal holdings, transactions in securities and records of Outside

Appendix a – Proxy Voting

Cedar Street Asset Management LLC — Continued
Business Activities as defined in the Firm’s Code of Ethics and relationships with officers and directors of publicly traded companies as defined in the Firm’s Code of Ethics. Additionally, both the Firm’s business arrangements and the business and personal relationships of Employees and Access Persons each have the potential to result in proxy voting conflicts of interest under certain circumstances.
As stated above, Access Persons and Employees are required to disclose any business arrangements or personal relationships or other relationships that have the potential to create proxy voting conflicts. In the event that any Employee or Access Person of the Firm becomes aware of the potential for a proxy voting conflict of interest, such Employee or Access Person is required to report such potential conflict to the CCO immediately. Failure to appropriately report information to the CCO that may constitute a material conflict of interest with respect to proxy voting constitutes a serious breach of Firm policy and may result in disciplinary action up to and including termination of employment.
The Firm’s CCO, or their designee will monitor third party shareholder service provider’s due diligence statements, regarding material conflicts of interest identified by each such third party shareholder service providing proxy research recommendations. No less than annually, the Firm’s CCO, or their designee will pull each third party shareholder service provider’s due diligence questionnaire, Form ADV (where applicable), and any additional disclosure documents that may be applicable to conflicts of interest disclosed by each third party shareholder service provider utilized. Where necessary, the Firm’s CCO, or their designee, will reach out to the third party shareholder service provider’s compliance department to further clarify potential conflicts of interest.
Conflicts identified by any such disclosure may cause the Firm to vote proxies in a manner that is inconsistent with such third party shareholder service provider’s recommendation. In such instances where a conflict of interest has been identified between the Firm and a third party shareholder service provider proxy research recommendations, the Firm will vote based on the best interest of each Client, as identified in this proxy policy.
Third Party Shareholder Service Provider Due Diligence
On not less than an annual basis, the Firm’s CCO, or their designee, shall review the policies and procedures, reputation, and news involving each shareholder service provider’s ability to provide the Firm with accurate research. The CCO, or their designee’s evaluation of each shareholder service provider may include but is not limited to:
■	Departure of key stake holders, including executives, in the company;
■	Conflicts of interest that may influence the objective nature of research provided;
■	Affiliations that may affect the objective nature of research provided;
■	Active, pending or potential litigation ;
■	Enforcement actions by any administrative entity; and
■	Reputation including negative press.
The Firm’s CCO will take into consideration the overall ability of each shareholder service provider’s ability to provide ongoing research support.
Distribution of Proxy Voting Conflicts Questionnaire: If a proxy is received by the Firm, it must be delivered to the Firm’s CCO for review. The CCO is responsible for review of the Firm’s records that may constitute material conflicts of interest as described above. Following the review of the Firm’s records, at her discretion, the CCO may also distribute a questionnaire to all Access Persons and Employees indicating that a proxy related to a particular issue is in the Firm’s possession. Access Persons and Employees will have a prescribed period of time in which to report any additional potential conflicts of which they are aware prior to the Firm returning a proxy vote. Following the CCO’s review for conflicts and the distribution of the proxy conflict check notice, if no material conflicts of interest are noted, the Firm’s Head of Trading and Operations or designee will cast the proxy vote in a manner that is consistent with the best interests of the Firm’s Investors and provide a copy of such vote to the Firm’s CCO for appropriate recordkeeping.
Resolution of Material Conflicts of Interest: In the event that the review of Firm records or the proxy voting conflict questionnaire distribution or other records provided to the CCO indicate the presence or the potential presence of a material conflict of interest between the Firm and its Clients, a shareholder’s representative elected by the vote of the Client may be consulted in order to assess the appropriateness of the Firm’s vote on behalf of the Client. In the case of an individual Client, such Client may be individually consulted in order to assess the appropriateness of the Firm’s vote on behalf of such Client.

Appendix a – Proxy Voting

Cedar Street Asset Management LLC — Continued
The Client or shareholder’s representative may be informed of the opinion of the Firm related to the vote but must also be informed of the potential conflict of interest in great detail, providing any and all information related to the conflict that is necessary to understand the nature of such conflict. Additionally, any further information requested by the shareholder’s representative or the Client related to the vote or the Firm’s conflict of interest must be provided directly to the shareholder’s representative or Client directly by the CCO.
In the event that Cedar Street does not vote in accordance with the research recommendations of a major third-party institutional shareholder service provider, and in the absence of specific voting guidelines from a Client, or shareholder’s representative, where applicable, Cedar Street will resolve material conflicts of interest by either abstention from voting such proxies, or voting such proxies in the best interests of each Client according to, but not limited to, the following factors:
■	whether the proposal relates to a routine corporate housekeeping matter;
■	whether the proposal’s anticipated costs and associated benefits with the
■	proposal are in the best interests of the Client;
■	whether the proposal was recommended by management and Cedar Street’s opinion of management;
■	whether the proposal acts to entrench existing management, makes it more difficult to replace members of the issuer’s board or implicates other corporate governance matters; and
■	whether the proposal fairly compensates management for past and future performance, including the impact on liquidity if any.
Such factors may result in different voting results among Clients for proxies from the same issuer. Cedar Street will promptly forward any claim forms it receives to the Client’s custodian and provide reasonable assistance to the extent necessary (e.g. provide factual information in its possession as reasonably requested).

Comgest Asset Management International Limited
1.    INTRODUCTION
Founded in 1985, Comgest is an independent, international asset management group with entities in Paris, Hong Kong, Dublin, Tokyo, Singapore and Dusseldorf. It invests in companies whose “quality growth” generates sustainable value for their stakeholders and shareholders. Comgest does this on behalf of its clients and as such recognises and respects the fiduciary duties it owes to them to always act in their best interests.
This document sets out Comgest’s Responsible Voting Principles. It explains why they exist and describes the processes and procedures that the Comgest Group has in place to invoke and apply its voting principles. A more detailed description of Comgest’s Voting Rules in relation to specific regions and countries is available on request.
2.    VOTING PRINCIPLES THAT REFLECT COMGEST’S FUNDAMENTAL INVESTMENT BELIEFS
As a long-term investor, Comgest carries out in-depth examination of companies that present quality growth prospects and constantly looks to improve the depth and breadth of its stock selection. When it takes the decision to invest in a company, it engages with management in ongoing dialogue regarding matters it considers crucial and important. The firm also exercises its right to vote at shareholder meetings in accordance with corporate governance values and voting principles that have been determined with reference to regulations, industry standards, best practice, and the firm’s international experience.
In line with this commitment, Comgest became a member of the International Corporate Governance Network (ICGN) in 2009 and fully supports the ICGN Global Corporate Governance Principles. It also supports the seven principles of the UK Stewardship Code as well as the seven principles of the Japan Stewardship Code. In 2010, it became a signatory to the United Nations Principles for Responsible Investment that states “We will be active owners and incorporate Environmental, Social and Governance (ESG) issues into our ownership policies and practices”.
Balancing financial imperatives and Responsible Investment principles characterises Comgest’s approach to voting and its conversations with company management in markets around the world.
In today’s global economy, diversity in understanding and approach to corporate governance, disclosure and transparency continues to prevail. In this context, some professional investors maintain that checks and double-checks can be counter-productive and that no governance system works better than “a seamless web of deserved trust” . While Comgest agrees that a one-size-fits-all model of governance can limit a company’s options and opportunities, the firm believes that a number of fundamental principles need to apply to all organizations that aim to be successful quality growth companies. The necessity and common sense of corporate responsibility guides Comgest’s voting principles. Careful consideration of individual company values and practices informs its decision making processes.

Appendix a – Proxy Voting

Comgest Asset Management International Limited — Continued
3.    COMGEST VOTING PRINCIPLES
Comgest looks for and encourages the companies it invests in to apply the following four principles in their governance systems:
■	Long-term performance orientation: companies should think big and plan long. Boards of directors, management and employees should be responsible for ensuring continuous improvement through all levels of the organization. Innovation and initiative should be part of the corporate culture. We believe a long-term performance orientation leads to better personal, team and financial performance and encourages employees to ‘go the extra mile’ for customers and shareholders.
■	Accountability and transparency: executive and non-executive directors need to take full ownership of their duties and responsibilities, share information in a sufficiently open and timely manner, be able to answer questions and explain decisions, uphold trust and confidence and be fully accountable for the consequences of their actions.
■	Honesty and integrity: compromising honesty and integrity can be disastrous for a company’s image, brand, morale and performance. Qualities, attributes and competencies that nurture and embrace honesty and integrity are vital to keeping a company whole, internally and externally. Companies should be vigilant, reliable and constantly seek to earn the trust of employees, customers and shareholders.
■	Shared purpose and engagement: both executive and non-executive directors should align their own interests with what is best for the company. Managers should lead by example with respect to all of the company’s stakeholders and successfully engage with them via their vision, leadership and capacity to inspire trust. Similarly, each employee should understand how his or her role contributes to the successful realization of the company’s business purpose. Fundamentally, a company is a team and it takes a strong team of highly motivated people to achieve outstanding and sustainable long-term performance.
Comgest’s voting policy aims to encourage and reinforce the inherent values contained within these four principles. In making its investment decisions, the firm looks for companies that are led by executive directors and guided by non-executive directors who embody, demonstrate and perpetuate these values.
The firm considers the principle of “one share one vote” to be fundamentally sound and, therefore, is not generally in favour of multiple share classes with various voting rights that allow some categories of shareholders to have more voting power than others.
Comgest does acknowledge, on the other hand, that there are instances in a company’s development that require a certain degree of freedom to be granted to accountable and ambitious entrepreneurs. In terms of its voting rights and responsibilities, Comgest regards these situations as exceptions that should arise only in limited circumstances; and when they do, there should be open dialogue and full disclosure from the company concerned in relation to capital allocations, operational results and financial performance.
In relation to the principles that Comgest applies to corporate governance, voting decisions are very carefully considered for each General Meeting. In deciding how to vote, the firm remains resolutely realistic and recognises that the companies in which it invests operate at varied stages of development, in sectors with differing dynamics and in geographies with specific business cultures and practices. Accordingly, a rigid application of its Voting Rules may not always be appropriate. If the firm decides in exceptional circumstances to diverge from its Voting Rules, Comgest looks to ensure that its decision remains in line with its four overriding Voting Principles and documents the reason for its divergence.
Comgest may vote against company management recommendations when it feels that this is in the company’s and the shareholders’ best interests. In such cases, Comgest may explain to the company concerned its reasons for doing so and, in an ongoing dialogue, seek to guide management where necessary while encouraging compliance with international standards of governance and corporate best practice. At all times, Comgest seeks to act responsibly, in line with its role as a global investor committed to long-term, sustainable performance and focused on quality growth.
3.1	Board of directors
3.1.1	Role of the board of directors
Comgest considers that the role of a company’s board of directors should encompass the following elements:
■	Defining and communicating business strategy
■	Reviewing on a regular basis the execution of strategy
■	Guiding and questioning company management with regard to the planning of financial and non financial resources and capital allocations

Appendix a – Proxy Voting

Comgest Asset Management International Limited — Continued
■	Taking responsibility for the appointment, departure, and if necessary dismissal, of executive directors and board members, through appropriate succession plans and effective nomination and appointment processes
■	Ensuring that compensation of executive managers is consistent with their achievements and the company’s long-term strategic objectives
■	Overseeing the accuracy and effectiveness of company accounting, risk and management systems
■	Ensuring the integrity of the company’s practices, the quality of its corporate culture and the strength and value of its brand(s).
Given the essential nature of their mission, Comgest looks for non-executive board members who exhibit the following characteristics: vision, high levels of competence, independence, ability to engage and guide management, integrity, availability and commitment to serving the long-term interests of the company’s shareholders. For Comgest, the importance of these qualities and attributes cannot be overstated as the directors are the shareholders main means of influencing the conduct of the company.
3.1.2	Board size
Regarding board size, Comgest typically favours boards composed of 6 to 12 members. A number below 6 decreases the opportunities for exchange of differing opinions and points of view, and reduces the levels of collective experience and expertise required to develop strategy and adequately guide and oversee the company’s operations. Comgest believes that boards with more than 12 members may result in some members not making an optimal contribution to discussion and decision making.
3.1.3	Independent board members
With regard to independence, Comgest considers that the number of independent board members of non-controlled companies (in terms of voting rights) should be at least a third of the total number, with more than half being an optimal proportion. With regards to controlled companies (in terms of voting rights), the proportion of board independence should, at a minimum, be in line with the free-float. In general, Comgest does not consider the following types of board members to be independent:
■	Current or former executives or employees of the company
■	Executive’s parents or other immediate family members
■	Shareholders, or shareholders’ representatives, who hold more than 5% of total existing shares
■	Customers, suppliers, service providers, or advisors, including investment bankers, lawyers and former auditors
■	Board members who have been on the board for more than 12 years.
In cases where employee representatives (also including employee shareholder representatives) sit on the board, Comgest typically excludes them from the count of members in terms of determining board independence.
3.1.4	Director competence
The notion of competence is broadly defined as: business experience in fields relevant to the strategy of the company (specific know-how or sectorial background), subject matter expertise in specific domains (for instance, science or technology), or a specific area or areas of expertise that help the company achieve its business objectives.
3.1.5	Board nominations
In general, Comgest supports management-proposed nominees for election to the board in instances where:
■	The company has provided adequate disclosure regarding its nominees
■	There are no known problems with the company’s finances or financial statements
■	Based on the knowledge in its possession, Comgest is confident there are no conflicts of interest or other issues that may cast doubt on the nomination
■	The nominees have not missed more than 25% of the board’s scheduled meetings, unless an adequate excuse has been provided.
Comgest may raise objections with regard to an entire board, a committee, or individual nominees, in instances where the nominee(s) are seen as being:
■	Responsible for a material failure of governance or business ethics
■	Involved in or responsible for proven environmental and/or social malpractice
■	Responsible for failing to replace management when appropriate

Appendix a – Proxy Voting

Comgest Asset Management International Limited — Continued
■	Responsible for egregious actions on another board that call into question his or her ability to serve shareholders’ best interests
■	Where a known conflict of interest could damage the company’s reputation or otherwise adversely affect the company.
It should be noted that Comgest is not in favour of staggered boards, cumulative voting or bundled elections.
3.1.6	Chairman of the board
The chairman of the board has specific responsibilities as leader and he or she needs to demonstrate accountability for the effective functioning of the board. Among his or her personal qualities, Comgest places emphasis on a propensity to encourage and support a culture of openness and constructive debate. This allows a wide range of views to be expressed to assist the process of forming opinions and making sound decisions. The chairman’s role also requires the ability to inspire the intrinsic motivation of all board members in a manner that is clear and consequential.
The chairman should be fully independent to ensure objectivity and enable high quality discussion and debate to take place within the board. In addition, Comgest is of the view that the positions of chairman and CEO should be separated. If this is not the case, a lead independent director should be designated and accessible to shareholders. The lead independent director should have full authority to set the board agenda along with the board chairman and to call a board meeting if he or she considers it necessary.
3.1.7	Number of directorships held
Comgest usually votes against the election of non-executive directors serving on more than 5 boards (including the one under consideration), and against the election of executive directors serving on more than 2 boards (including the one under consideration). This rule does not, however, necessarily apply in the case of boards of companies within the same group or corporate structure.
3.1.8	Board diversity
The culture of a company and its board of directors can play a key role in the success or failure of the company. As a general rule, Comgest is in favour of a diverse board composition as cognitive diversity assists in identifying risk, enriching debate, decision making on complex topics and building collective knowledge. Indeed, the dangers inherent in ‘Group Think’ are reduced via cognitive, social and cultural diversity.
Comgest does not restrict the concept of board diversity to gender diversity. It believes that a board should be composed of directors with different backgrounds, skills, nationalities, ages, tenure etc. as demanded by the company’s business strategy and objectives. In regard to gender diversity, Comgest generally does not support the re-election of a nomination committee chairman if there is not at least one woman on a board of less than 10 members or two women on a board of more than 10 members. This application of this rule may vary depending on the company’s country of origin, local practices and governance codes.
3.1.9	Board committees
Board committees make the work of the board more efficient on topics requiring specific expertise and/or greater independence. Generally speaking, Comgest favours boards that have committees in charge of audit, remuneration and nomination matters. Depending on their core activities, some companies may benefit from having additional board committees, for example in relation to risk, strategy, Corporate Social Responsibility and innovation.
3.1.9.1	Audit committee
Given the importance and complex nature of the audit process and the degree of expert interpretation required in applying different accounting standards and concepts, financial accounting quality needs to be overseen by a committee with sufficient technical expertise, critical thinking and no conflicts of interest.
All members of the Audit Committee should be fully independent. The committee should include, at the very least, one member with the relevant financial expertise and experience required to oversee:
■	accounting practices,
■	internal audit and risk management functions
■	and the provision of external audit and non-audit services by selected accounting firms.
Comgest expects Audit Committee reporting to provide comprehensive information and insights into the financial health of the company.

Appendix a – Proxy Voting

Comgest Asset Management International Limited — Continued
Comgest is in favour of the practice whereby companies change their auditors at regular and timely intervals. If billing of non-audit services exceeds 50% of combined audit/non-audit service billing, then Comgest will typically vote against the renewal of the audit mandate unless it is convinced of valid extenuating circumstances.
3.1.9.2	Remuneration committee
Comgest believes that remuneration committees, responsible for designing remuneration plans for senior executives, should be at least two thirds independent and its chair should be independent. While incentives certainly drive behaviours and a company’s ability to recruit suitably skilled and talented executives, remuneration should not be the sole source of motivation. The remuneration committee should think strategically about long-term value creation when setting performance targets and selecting and articulating performance criteria.
In the majority of cases, Comgest believes that the company should design and implement a simple and coherent remuneration structure for all levels of management within the organization via collaboration between the remuneration committee and the company’s human resources department.
3.1.9.3	Nomination committee
The nomination committee should be at least two thirds independent and its chair should be independent. Ideally, the company should be able to explain why a nominee has been chosen over potentially dozens of other legitimate candidates.
In particular, a company should disclose, on an annual basis, its definitions of independence and competence, and explain how relevant executive and non-executive directors meet these criteria and any exceptions that may exist. The formal nomination process, including succession planning, should be completely transparent and detailed in a timely fashion in the company’s quarterly and annual reports.
3.1.10	Remuneration of non-executive board members
Comgest is generally not in favour of non-executive board members receiving shares in the company and is typically opposed to stock options as compensation due to their potential to encourage risk taking. However, Comgest is generally in favour of non-executive board members acquiring shareholdings in the company through their own means.
In terms of salary, board member remuneration ought to remain fair and reasonable so as to best ensure independence and be of a sufficient nature to adequately compensate directors for their efforts.
3.2	Compensation
Most employees have a sense of fairness when it comes to levels of compensation. Accordingly, compensation below a perceived level of fairness can leave employees feeling dissatisfied, a situation that typically impacts loyalty, engagement and performance. On the other hand, academic research and empirical evidence show that when the employer meets a perceived threshold, or pays above it, the extra compensation does not necessarily translate into stronger performance. Comgest recognizes that remuneration systems that include fixed and variable components and value the realization of outstanding results can be beneficial to a company’s overall performance.
3.2.1	Executive remuneration
Comgest takes into account multiple factors when evaluating a company’s executive remuneration practices and will vote on a case-by-case basis on pay proposals.
Comgest generally supports remuneration policies that provide shareholders with:
■	Comprehensive disclosure
■	Appropriate alignment between executive remuneration and company performance that is determined by clear, relevant and challenging performance criteria
■	A long-term vision for the company
■	Avoidance of arrangements that risk “paying for failure”
■	Evidence of an independent and effective remuneration committee.
While comprehensive disclosure should exist with regard to remuneration policy and the criteria used to determine performance targets, Comgest understands that in some instances, specific targets with regard to future performance can only be partially revealed due to reasons of confidentiality.
Comgest supports remuneration practices based on non-financial factors, such as ESG considerations, where they are detailed and appropriate. Such incentives need to be analysed in the context of opportunities and risks linked to value creation processes.
3.2.2	Equity-based compensation

Appendix a – Proxy Voting

Comgest Asset Management International Limited — Continued
Comgest is in favour of the allocation of free shares or shares with a discounted price as incentives for employees, provided that the plan covers a majority of employees. The plan does not necessarily need to comprise performance hurdles.
For executives, Comgest generally votes against stock option plans and performance shares, or amendments to existing plans, in instances where:
■	It is not a five-year plan with, for example, a minimum vesting cycle of three years and a lock-up period of two years
■	The plan permits options to be issued with an exercise price at a discount to current market price (except in the case of Japanese deep-discount stock options plans which are long-term compensation schemes in which the vesting period lasts until retirement)
■	The maximum dilution exceeds established guidelines of 3 percent of issued capital for a mature company and 5 percent for a growth company.
■	Performance targets for the attribution and/or the vesting of share options are not challenging enough.
3.2.3	Other types of compensation
Comgest normally votes against golden parachute provisions or welcome-on-board bonuses. It carefully reviews on a case-by-case basis severance payments and pension schemes.
3.3	Transactions
As certain decisions and transactions are specific to the context of each company, Comgest votes on a case-by-case basis with regard to:
■	Strategic transactions
■	Reorganization and restructuring
■	Mergers and acquisitions
■	Expansion of business activities.
It is the firm’s view that the company AGM should ratify any related party transactions that have the potential to raise conflicts of interest.
3.4	Anti-takeover mechanisms
Comgest is generally opposed to anti-takeover mechanisms unless it is can be established that they are in the company’s long-term best interests.
3.5	Change in capital
Share issuance, repurchase, and reissuance of repurchased shares are matters that should be submitted to a vote at the company’s AGM. Comgest looks for high levels of disclosure, ratification and always treats any such instance on a case by case basis, taking into consideration local laws and practices. Generally speaking, Comgest is opposed to the dilution of existing shareholder rights and holdings and the creation of any potential imbalances between shareholders categories. Comgest is in favour of maintaining the principle of “one share, one vote, one dividend”.
3.6	Shareholder proposals
Comgest usually supports shareholder proposals that are deemed to be in the long-term interest of all shareholders.
4.     ENGAGEMENT
Ahead of general meetings Comgest may engage with companies on specific ESG issues on the general meeting agenda. Generally top management’s remuneration and shareholders’ rights are the main topics that are discussed with companies.
These engagement actions in the context of general meetings may be initiated by Comgest, by a group of investors including Comgest (collaborative engagement) or by the companies themselves when they want to know investors’ views on specific topics to adjust the content of resolutions.
Engaging with companies is useful for Comgest to collect more information on particular corporate issues and also to influence companies’ corporate governance in a direction that is in line with minority shareholders’ interests and which makes top executives more accountable.
5.    EXERCISE OF VOTING RIGHTS
As an active investor and signatory to the UN Principles for Responsible Investment, Comgest’s objective is to vote systematically at all shareholder meetings when it is technically possible to do so and deemed in the interest of the shareholders.

Appendix a – Proxy Voting

Comgest Asset Management International Limited — Continued
The voting process described below applies to Comgest’s public funds and segregated accounts of clients who have asked Comgest to vote on their behalf.
Comgest does not delegate or outsource votes. Voting decisions are taken by the Comgest entity managing the portfolio with the support of the lead analysts for the stock concerned. Each lead analyst is responsible for following the general meetings (ordinary/special) of the companies that he or she follows and for assisting the investment manager in executing Comgest’s Voting Policy.
Comgest analysts may physically attend general meetings for important issues.
5.1	Proxy voting platform
To make voting as efficient as possible, Comgest uses the services of ISS (Institutional Shareholders Services), a leading proxy voting service provider. The ISS web-based proxy voting platform notifies Comgest of its investee company general meetings.
As soon as a general meeting is scheduled to take place, the firm is informed of the agenda by the ISS platform where voting recommendations developed in accordance with the Comgest voting principles can be downloaded. Where it receives data directly from custodians, the platform also informs Comgest as to how many shares it is able to vote on in each account that it manages.
The platform allows Comgest to vote electronically at almost every general meeting in every country where it invests.
5.2	Proxy voting - potential conflicts of interest
Comgest has implemented policies and procedures in order to prevent and manage potential conflicts of interest. In looking to avoid conflicts that may arise during the proxy voting process, Comgest considers a number of factors and procedures, including:
■	Votes are based on pre-determined Proxy Voting Rules and any deviations have to be justified, thereby limiting discretion of fund managers/advisors and analysts.
■	Comgest is an independent company and we only provide asset management services, therefore, conflicts do not arise through other activities or through relationships with affiliates carrying out other activities.
■	Employees are required to report any positions held in other companies (e.g. directorships). With the exception of Comgest funds, employees do not sit on boards or hold other positions in the companies in which we invest.
■	We abstain from voting where a conflict of interest may arise, e.g. when a client account is invested in a Comgest fund.
All employees are required to raise any potential conflict of interest to the Compliance Officer of the entity concerned, a solution is sought and the conflict is logged.
5.3	Comgest voting rules
Comgest’s voting rules derive directly from Comgest’s Voting Principles detailed in Part 3. Specific voting rules have been defined on a regional or national basis in collaboration with the ISS team dedicated to proxy voting policy customization. These voting rules are fully in line with Comgest’s approach to responsible investment.
Voting recommendations reflecting the Comgest Voting Rules are produced by ISS Social Advisory Services for each general meeting. These recommendations in written form comprise the key documentation for the voting process.
5.4	The ESG team’s role
Comgest’s ESG team is responsible for overseeing implementation of the firm’s Voting Principles and reviews its Voting Rules every year on a region-by-region basis.
The team is also in charge of overseeing and coordinating voting activity across Comgest’s regional investment teams to ensure the voting process is implemented correctly. This includes supporting each regional investment team and assisting lead analysts in reviewing and commenting on the resolutions subject to vote.
The ESG team reports on Comgest’s voting activity in the firm’s quarterly responsible investment reports and in the Comgest annual voting.

Appendix a – Proxy Voting

Crescent Capital Group LP
PROXY VOTING AND CLASS ACTIONS
Background
In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”
Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:
■	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
■	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
■	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.
Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.
The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.
Risks
In developing these policies and procedures, Crescent considered numerous risks associated with the proxy voting process. This analysis includes risks such as:
■	Crescent lacks written proxy voting policies and procedures;
■	Proxies are not identified and processed in a timely manner;
■	Proxies are not voted in Clients’ best interests;
■	Conflicts of interest between Crescent and a Client are not identified or resolved appropriately;
■	Third-party proxy voting services do not vote proxies according to Crescent’s instructions and in Clients’ best interests;
■	Proxy voting records, Client requests for proxy voting information, and Crescent’s responses to such requests, are not properly maintained;
■	Crescent lacks policies and procedures regarding Clients’ participation in class actions; and
■	Crescent fails to maintain documentation associated with Clients’ participation in class actions.
Crescent has established the following guidelines as an attempt to mitigate these risks.
Policies and Procedures
Proxy Voting
Crescent primarily invests Client assets in fixed income assets which typically do not issue proxies. However, Crescent’s Clients also invest in equity securities and therefore will receive proxies in connection with such assets. Proxies are assets of Crescent’s Clients that must be voted with diligence, care, and loyalty. Crescent will vote each proxy in accordance with its fiduciary duty to its Clients. Crescent will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Crescent will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Portfolio Administration Group coordinates Crescent’s proxy voting process.
Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Crescent to maintain certain books and records associated with its proxy voting policies and procedures. Crescent’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Compliance Group will ensure that Crescent complies with all applicable recordkeeping requirements associated with proxy voting.

Appendix a – Proxy Voting

Crescent Capital Group LP — Continued
Although they aren’t considered proxies under Rule 206(4)-6, any consent and other bond owner rights received by Crescent should be forwarded to the appropriate member of the investment staff and any potential conflicts of interest identified should be escalated in accordance with the “Conflicts of Interest” section below.
Absent specific Client instructions, Crescent has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:
■	The Portfolio Administration Group shall coordinate with the custodian for each new Client account to ensure the account is set up so that proxy materials are forwarded to Crescent, either by mail or electronically.
■	All proxy voting materials received by Crescent shall be immediately forwarded to the Portfolio Administration Group.
■	The Portfolio Administration Group will review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For any Client who has provided specific voting instructions, Crescent shall vote that Client’s proxy in accordance with the client’s written instructions. Clients who have selected a third party to vote proxies, and whose proxies were inadvertently received by Crescent, shall be forwarded to such third-party designee for voting and submission.
■	The Portfolio Administration Group will provide all proxy solicitation information and materials to the appropriate Investment Personnel of Crescent (i.e., Portfolio Managers, Research Analysts, etc.) for their review and consideration.
■	Crescent’s Investment Personnel shall be responsible for making voting decisions with respect to all Client proxies for accounts where Crescent has proxy voting authority.
■	The relevant member of the investment staff should inform the Portfolio Administration Group of his or her proxy vote decision. The Portfolio Administration Group will vote the proxy and submit it in a timely manner. The member of the investment staff must consider any conflicts of interest when making a proxy vote decision (see the “Conflicts of Interest” section below).
Conflicts of Interest
■	The relevant investment professionals will consider whether Crescent is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:
■	Crescent provides investment advice to a publicly traded company (an “Issuer”). Crescent receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;
■	Crescent provides investment advice to an officer or director of an Issuer. Crescent receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;
■	An issuer or some other third party offers Crescent or a Supervised Person compensation in exchange for voting a proxy in a particular way;
■	A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an Issuer. Crescent receives a proxy solicitation from that Issuer; and
■	Crescent’s Clients have potentially conflicting investments in the Issuer, including investments made in different parts of the Issuer’s capital structure.
■	If Crescent detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:
■	The Compliance Officers will convene the Proxy Voting Committee (the “Committee”), which is comprised of Chief Operating Officer (“COO”), Chief Financial Officer (“CFO”), and the CCO. The CCO serves as the Committee’s chairperson.
■	The relevant member(s) of the investment staff or the Compliance Officers will describe the proxy vote under consideration and identify the perceived conflict of interest. The same individual(s) will also propose the course of action that they believe is in Crescent’s Clients’ best interests. The individual(s) presenting will tell the Committee why they believe that this course of action is most appropriate.
■	The Committee members will review any documentation associated with the proxy vote and evaluate the proposal presented. The Committee members may wish to consider, among other things:

Appendix a – Proxy Voting

Crescent Capital Group LP — Continued
■	A vote’s likely short-term and long-term impact on the Issuer;
■	Whether the Issuer has responded to the subject of the proxy vote in some other manner;
■	Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;
■	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and
■	Whether the proposal appears consistent with Clients’ best interests.
■	If the Committee is unable to reach a unanimous decision regarding the proxy vote, Crescent will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote Clients’ proxies in accordance with that recommendation.
■	If no material conflict of interest is identified, the Portfolio Administration Group shall vote the proxy in accordance with the investment staff’s recommendation.
■	Crescent will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Crescent may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits Crescent’s ability to sell the affected security during a blocking period that can last for several weeks. Crescent believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Crescent generally abstains from voting when share blocking is required. The Portfolio Administration Group will prepare and maintain memoranda describing the rationale for any instance in which Crescent does not vote a Client’s proxy.
■	The Portfolio Administration Group will retain the following information in connection with each proxy vote:
■	The Issuer’s name;
■	The security’s ticker symbol or CUSIP, as applicable;
■	The shareholder meeting date;
■	The number of shares that Crescent voted;
■	A brief identification of the matter voted on;
■	Whether the matter was proposed by the Issuer or a security-holder;
■	Whether Crescent cast a vote;
■	How Crescent cast its vote (for the proposal, against the proposal, or abstain); and
■	Whether Crescent cast its vote with or against management.
■	If Crescent votes the same proxy in two directions, the Portfolio Administration Group will maintain documentation describing the reasons for each vote (e.g., Crescent believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).
■	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.
■	Proxies received after a Client terminates its advisory relationship with Crescent will not be voted. The Portfolio Administration Group will promptly return such proxies to the sender, along with a statement indicating that Crescent’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Crescent.
Legal Actions
From time to time, Crescent clients and former clients own or have owned securities that are the subject of class action lawsuits or bankruptcy proceedings. Generally, holders of securities within a given class period or bankruptcy are entitled to participate in the recovery or settlement in a lawsuit by filing a Proof of Claim. All class members normally are bound by a court-approved settlement or judgment unless they have filed a timely Opt Out notice with the court or claims administrator.
Crescent views filing of Proofs of Claim in lawsuits as a corporate action that normally is to be performed by the custodian for the client or fund. In addition, the decision to file an Opt Out notice is an individual decision to be made by the client or fund.

Appendix a – Proxy Voting

Crescent Capital Group LP — Continued
Normally, custodians will receive notices of rights to participate in, or opt out of class action settlements or bankruptcy proceedings. Crescent sometimes receives such notices and has adopted procedures to assist its clients and funds in the performance legal action processing functions. Crescent’s actions and responsibilities with respect to legal actions will depend on the role of the Firm with respect to the client or fund.
For Investment Advisory Accounts, Crescent will:
■	not take responsibility for filing notices regarding Opt Out rights and Proofs of Claim on behalf of the Investment Advisory Account, and
■	notify the Investment Advisory Account’s third party custodian, with a copy to the client/fund, of any Opt Out Notice or Proof of Claim received by Crescent from the settlement administrator or the court that is addressed to the Investment Advisory Account at Crescent’s address.
For Crescent/BNY Mellon Custodial Accounts:
■	Crescent will distribute to its clients and funds notices regarding Opt Out rights relating to those clients and funds to the extent Crescent receives written notice of such rights.
■	BNY Mellon will file Proofs of Claim for the Custodial Accounts except when the Account notifies Crescent that it intends to opt out (or has already opted out).
■	Crescent has given BNY Mellon a standing instruction to file Proofs of Claim on behalf of Crescent/BNY Mellon Custodial Accounts except where the account holder notifies the Firm of the exercise of its Opt Out right.
For Crescent Funds, if Crescent receives written notice of the right to participate in or opt out of, a legal action, the Firm will:
■	notify the Product Group who will make the determination whether to exercise Opt Out rights relating to those Crescent Funds, and
■	notify Legal of the timing and filing requirements for a Proof of Claim. Legal will coordinate with the Product Group’s analysts and/or custodian to ensure that the Proofs of Claim for the Funds are filed unless the Fund has elected to opt out of the class.
Portfolio Administration Group will present copies of all proxy voting material and notices of class action, bankruptcy and other security related procedings to the Crescent Trading and Brokerage Committee at the Committee meeting immediately following the receipt of such materials.
Disclosures to Clients and Investors
Crescent includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Compliance Group to obtain a copy of these policies and procedures and information about how Crescent voted with respect to the Client’s securities.
Any request for information about proxy voting or class actions should be promptly forwarded to the Compliance Group, who will respond to any such requests.
As a matter of policy, Crescent does not disclose how it expects to vote on upcoming proxies. Additionally, Crescent does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

EARNEST Partners LLC
PROXY POLICIES
As a general rule, EARNEST Partners (the “Adviser”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.
In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
■	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
■	The Adviser will not announce its voting intentions or the reasons for a particular vote.
■	The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
■	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Appendix a – Proxy Voting

EARNEST Partners LLC — Continued
■	All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
PROXY PROCEDURES
The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the investment team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft- Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.

Elk Creek Partners, LLC
1.	Policy
It is the policy of Elk Creek Partners to monitor corporate actions and vote proxies for securities held in managed accounts when directed to do so by clients. In client accounts directly managed by Elk Creek Partners, in which Elk Creek Partners has not been given authority to take such actions, the client will retain the right and obligation to vote any proxies solicited by or with respect to securities held in their account, including any shares of mutual funds or assign that right to a third party.
2.	Procedures
The CCO or a designee shall review each discretionary investment advisory agreement to determine whether Elk Creek Partners has been given the authority to vote proxies on securities held in discretionary client accounts. In the case of accounts governed by ERISA, the duty to vote proxies shall be explicitly reserved to the client or account or plan fiduciary.
The Company’s IARs shall be responsible for ensuring that all proxies that arrive at Elk Creek Partners are routed to the CCO to ensure proper procedures are followed for voting, recording and monitoring corporate actions.
Elk Creek employ s the services of ISS to advise, process and record the voting of proxies on behalf of Elk Creek Partners clients when Elk Creek Partners has been directed by clients to do so.
3.	Monitoring
The CCO or a designee shall no less than annually review the following records:
i.	Elk Creek Partners’ account opening procedures to assure new clients are advised of Elk Creek Partners’ Proxy Voting Policy;
ii.	Elk Creek Partners’ Form ADV to assure the Company’s proxy voting policy is disclosed; and
iii.	The voting record of ISS, for each account, to ensure all appropriate proxies were voted in accord with Elk Creek Partners’ policies.
The CCO or a designee shall make a written record of their performance of each of the actions listed immediately above and maintain that record. This is done at least annually in conjunction with the firm’s annual compliance review.

Appendix a – Proxy Voting

Income Research + Management
PROXY VOTING POLICY
Income Research & Management’s (“IR+M”) policy regarding proxy voting (the “Proxy Policy”) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.
Statement of Policy
The Advisers Act requires IR+M at all times to act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.
It is generally IR+M’s policy that each client is responsible for voting all of the proxies with respect to the securities he ld in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies will be voted pursuant to the proxy voting guidelines below. For IR& M Private Funds, the custodian, BNY Mellon, is instructed to send proxy ballots to IR+M. Similarly, IR+M has instructed Global Trust Company, the Trustee for the IR+M Collective Investment Trust (CITs) to forward all proxies received to IR+M as it has legal authority to vote proxies. Such proxies will be reviewed for applicability according to our process and if appropriate will be processed pursuant to the voting guidelines set forth in the Proxy Policy.
Who is Responsible for Implementing this Policy?
The Chief Compliance Officer (“CCO”) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the “Delegate”).
Procedures to Implement this Policy
Client Disclosure
The Advisers Act requires IR+M to provide clients with a description of its proxy voting policy. IR+M takes the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients will receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.
In the event IR+M votes proxies on behalf of a client, IR+M will, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.
Administration
In implementing these procedures, IR+M will ensure:
■	The appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.
■	Voting responsibility between IR+M and the client is clear in the investment management agreement.
■	Any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.
■	Our clients may obtain a copy of the Proxy Policy upon request.
Maintaining Records
IR+M creates and maintains appropriate records to ensure proper implementation and administration of this policy and will preserve such records in accordance with our internal policies.
Guidelines
If IR+M is delegated voting authority, it is generally our policy to vote in accordance with the issuer’s management recommendation absent countervailing considerations. If we believe the issuer’s management position on a particular issue is not in the best interests of our clients, we will vote contrary to the issuer’s management’s recommendation. IR+M will apply these same guidelines for voting proxies to all such accounts for which it has voting authority.

Appendix a – Proxy Voting

Income Research + Management — Continued
Conflicts of Interest
A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. When such a conflict of interest does arise, and in order to insure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Executive Committee of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted.
Effective: September 2009
Revised: April 2018

Jennison Associates, LLC
I.    POLICY
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.     PROCEDURES
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest

Appendix a – Proxy Voting

Jennison Associates, LLC — Continued
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■	Jennison managing the pension plan of the issuer.
■	Jennison or its affiliates have a material business relationship with the issuer.
■	Jennison investment professionals who are related to a person who is senior management or a director at a public company.
■	Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form.
The Proxy Team is responsible for retaining completed ProxyVotingforConflictsDocumentation Forms.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form N-PX.
III.     INTERNAL CONTROLS
Supervisory Review

Appendix a – Proxy Voting

Jennison Associates, LLC — Continued
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■	Review all Guideline overrides.
■	Review quarterly voting metrics and analysis published by the Proxy Team.
■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Council (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Equity Trading and the Head of Growth Equity, Head of Investment Services and the Head of Alternative Investment Services.
IV.     ESCALATING CONCERNS
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.     DISCIPLINE AND SANCTIONS
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

LSV Asset Management
LSV Asset Management’s (“LSV”) standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.
ERISA Clients
With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved, LSV, as the investment adviser for the account, must, subject to this policy, seek to vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials. Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.
General Policies
LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

Appendix a – Proxy Voting

LSV Asset Management — Continued
LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). GLC implements LSV’s proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to seek to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.
Should a material conflict arise between LSV’s interest and that of its clients, LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client’s best interest.
LSV may be unable or may choose not to vote proxies in certain situations. For example, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
Recordkeeping.
LSV will retain:
1.	Copies of its proxy voting policies and procedures.
2.	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5.	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
6.	LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (PRI) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.
For clients where LSV has proxy voting authority, certain ESG factors are built into our standard proxy voting guidelines. For example, GLC views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, GLC will recommend shareholders vote against directors responsible for risk oversight in consideration

Appendix a – Proxy Voting

LSV Asset Management — Continued
of the nature of the risk and the potential effect on shareholder value. In addition, GLC generally recommends supporting shareholder proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In evaluating shareholder resolutions regarding environmental and social issues, GLC examines: (1) direct environmental and social risk, (2) risk due to legislation and regulation, (3) legal and reputational risk, and (4) governance risk. Finally, through GLC, LSV is able to offer additional guidelines that provide another level of analysis for clients seeking to vote consistent with widely-accepted enhanced ESG practices. These ESG-specific guidelines are available to clients with a focus on disclosing and mitigating company risk with regard to ESG issues.

Mar Vista Investment Partners, LLC
PROXY VOTING GUIDELINES
1.	OPERATIONAL ITEMS
1a.	Adjourn Meeting
Vote AGAINST proposals to provide management with authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
1b.	Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
1c.	Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
1d.	Change Company Name
Vote FOR proposals to change the corporate name.
1e.	Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
1f.	Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
■	An auditor has a financial interest in or association with the company, and is therefore not independent.
■	Fees for non-audit services (other than tax preparation and tax consulting) are excessive (considered excessive if greater than 50% of audit fees), or
■	There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.
Vote FOR shareholder proposals asking companies to prohibit or limit their auditors from engaging in excessive non-audit services. Consulting services are excessive if over 50% of audit fees. No limit on tax related fees is necessary.
Vote AGAINST shareholder proposals asking for audit firm rotation.
1g.	Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item. Significant business should be brought before shareholders for approval.
1h.	Accounts and Reports
Vote FOR routine proposals to accept the accounts and reports at the annual meeting.
2.	BOARD OF DIRECTORS
2a.	Voting on Director Nominees in Uncontested Elections
Generally vote FOR on proposals regarding director nominees taking into account the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
■	Attend less than 75 percent of the board and committee meetings without a valid excuse
■	Implement or renew a dead-hand or modified dead-hand poison pill

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
■	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
■	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
■	Failed to act on takeover offers where the majority of the shareholders tendered their shares
■	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
■	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee, or the company does not have one of these committees
■	Are audit committee members and the non-audit fees paid to the auditor are excessive
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.
2b.	Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
2c.	Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
2d.	Classification / Declassification of the Board
Vote AGAINST proposals to classify boards. Vote FOR proposals to declassify boards.
2e.	Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting. Vote FOR proposals to restore or permit cumulative voting.
2f.	Director and Officer Indemnification and Liability Protection
Vote FOR proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnifications proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
■	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
■	Only if the director’s legal expenses would be covered.
2g.	Establish / Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.
2h.	Filling Vacancies / Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote CASE-BY-CASE on proposals that permit shareholders to elect directors to fill board vacancies. Consideration should be given to the board’s historical effectiveness in managing the company.
2i.	Independent Chairman (Separate Chairman / CEO)

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
Vote CASE-BY-CASE on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposals warrant support:
■	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
■	Majority of independent directors on board
■	All independent key committees
■	Committee chairpersons nominated by the independent directors
■	CEO performance reviewed annually by a committee of outside directors
■	Established governance guidelines
■	Company performance
2j.	Majority of Independent Directors / Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of definition for independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
2k.	Stock Ownership Requirements
Vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Although stock ownership is encouraged, the company should determine the appropriate ownership requirements.
2l.	Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors.
3.	EXECUTIVE AND DIRECTOR COMPENSATION
Vote CASE-BY-CASE with respect to compensation plans. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, we will value award types. It will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power.
3a.	Director Compensation
Vote CASE-BY-CASE on compensation plans for directors.
3b.	Stock Plans in Lieu of Cash
Vote FOR plans which provide a dollar for dollar cash for stock exchange.
Vote CASE-BY-CASE for plans which do not provide a dollar for dollar cash for stock exchange. In no event should the value of a stock in lieu of cash plan exceed the cost of a cash only plan.
3c.	Director Retirement Plans
Vote AGAINST plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.
3d.	Stock Option Plans
Vote FOR stock option plans that limit annual share count dilution for options granted to the lesser of 10% of the company’s long term growth rate or 3% of beginning shares outstanding.
Vote AGAINST stock option plans that allow for accelerated vesting of options based upon short term stock price performance.
Vote AGAINST stock option plans with vesting schedules less than 5 years.
Vote AGAINST stock option plans that allow for options to be granted at less than fair market value.
3e.	Management Proposals Seeking Approval to Reprice Options
Vote AGAINST management proposals seeking approval to reprice options.
3f.	Employee Stock Purchase Plans
Vote CASE-BY-CASE on employee stock purchase plans taking into account:
■	Purchase price is at least 85 percent of fair market value

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
■	Offering period is 27 months or less
■	Potential voting power dilution is 10 percent or less
3g.	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Vote FOR to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m).
Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m). Vote CASE-BY-CASE when the company fails to provide performance targets; a company fails to provide either a total pool or an individual maximum; or the proposed plan is excessive when compared to its peers.
3h.	Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
3i.	401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
3j.	Shareholder Proposals Regarding Executive and Director Pay
Vote FOR shareholder proposals seeking additional disclosures of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Vote CASE-BY-CASE for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
3k.	Option Expensing
Vote AGAINST shareholder proposals asking the company to expense stock options. Companies may elect their accounting in accordance with GAAP.
3l.	Performance Based Stock Options
Vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance vested options), taking into account:
■	Whether the proposal mandates that all awards be performance based
■	Whether the proposal extends beyond executive awards to those of lower ranking employees
■	Whether the company’s stock based compensation plans meets the analysts criteria
Vote AGAINST proposals on stock option plans where performance vesting is tied solely to achieving short term stock price performance.
3m.	Golden and Tin Parachutes
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote CASE-BY-CASE on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
■	The parachute should be less attractive than an ongoing employment opportunity with the firm
■	The triggering mechanism should be beyond the control of management (i.e., acquisitions)
■	The amount should not exceed three times base salary plus guaranteed benefits
3n.	Advisory Vote on Executive Compensation
Generally vote FOR proposals regarding Advisory Vote on Executive Compensation. Vote AGAINST or CASE-by-CASE in the following instances:
■	Pattern of poor pay-for-performance practices

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
■	Unclear disclosure regarding the overall compensation structure
■	Questionable adjustments to certain aspects of the overall compensation structure and/or other egregious prospects.
4.	PROXY CONTESTS
4a.	Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE in a contested election of directors taking into account:
■	Long-term financial performance of the target company relative to its industry
■	Management’s track record
■	Background to the proxy contest
■	Qualifications of director nominees (both slates)
■	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
■	Stock ownership positions.
4b.	Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. In cases where we recommend in favor of the dissidents, we recommend voting FOR reimbursing proxy solicitation expenses.
4c.	Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows. In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
5.	ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
5a.	Advance Notice Requirement for Shareholder Proposals / Nominations
Vote CASE-BY-CASE on advance notice proposals giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
5b.	Amend Bylaws Without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote CASE-BY-CASE for proposals giving the board the ability to amend the bylaws in addition to shareholders.
5c.	Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Vote FOR shareholder proposals to redeem a company’s poison pill. Vote AGAINST management proposals to ratify a poison pill.
5d.	Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
5e.	Shareholder Ability to Call Special Meetings
Vote CASE-BY-CASE on proposals to restrict or prohibit shareholder ability to call special meetings. Proposals for shareholders to call special meetings are reasonable if they are at a reasonable location and time, allow for advance notification, and the requesting shareholder group pays the costs incurred to hold the meeting. In order to prevent abuse, shareholders representing at least a sizable minority of shares should support such a meeting prior to its calling. Typically this threshold should not fall below 10-15% of shares. In addition, the following factors will be taken into account when determining whether such a proposal should be supported; Company size, shareholder base in both percentage of ownership and type of shareholder, company performance, the existence of anti-takeover protections, opportunities for shareholder action, the responsiveness of the board and management to shareholders as evidenced by progressive shareholder rights policies, and whether the Company currently provides shareholders with the ability to call a special meeting.

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
Vote CASE-BY-CASE on proposals that remove restriction on the right of shareholders to act independently of management.
5f.	Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower or eliminate supermajority vote requirements.
6.	MERGERS AND CORPORATE RESTRUCTURINGS
6a.	Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
6b.	Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals taking into account:
■	Purchase price
■	Fairness opinion
■	Financial and strategic benefits
■	How the deal was negotiated
■	Conflicts of interest
■	Other alternatives for the business
■	Noncompletion risk
6c.	Asset Sales
Vote CASE-BY-CASE on asset sales taking into account:
■	Impact of the balance sheet/working capital
■	Potential elimination of diseconomies
■	Anticipated financial and operating benefits
■	Anticipated use of funds
■	Value received for the asset
■	Fairness opinion
■	How the deal was negotiated
■	Conflicts of interest
6d.	Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the package items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
6e.	Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities taking into account:
■	Dilution to existing shareholders
■	Conversion price relative to market value
■	Financial issues
■	Control issues
■	Termination penalties
■	Conflicts of interest
6f.	Corporate Reorganization / Debt Restructuring / Prepackaged Bankruptcy Plans / Reserve Leveraged Buyouts / Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred stock and to issue shares as part of a debt-restructuring plan taking into account:
■	Dilution to existing shareholders' position
■	Terms of the offer
■	Financial issues
■	Management’s efforts to pursue other alternatives
■	Control issues

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
■	Conflicts of interest
6g.	Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company taking into account:
■	The reasons for the change
■	Any financial or tax benefits
■	Regulatory benefits
■	Increases in capital structure
■	Changes to articles of incorporation or bylaws of the company
6h.	Going Private Transactions (LBOs and Minority Squeezeouts)
Vote CASE-BY-CASE on going private transactions taking into account:
■	Offer price/premium
■	Fairness opinion
■	How the deal was negotiated
■	Conflicts of interest
■	Other alternatives/offers considered
■	Noncompletion risk
6i.	Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures taking into account:
■	Percentages of assets/business contributed
■	Percentage ownership
■	Financial and strategic benefits
■	Governance structure
■	Conflicts of interest
■	Other alternatives
■	Noncompletion risk
6j.	Liquidations
Vote CASE-BY-CASE on liquidations taking into account:
■	Management’s efforts to pursue other alternatives
■	Appraisal value of assets
■	Compensation plan for executives managing the liquidation
6k.	Mergers and Acquisitions / Issuance of Shares to Facilitate Merger or Acquisitions
Vote CASE-BY-CASE on merger and acquisitions determining whether the transaction enhances shareholder value taking into account:
■	Prospects of the combined company, anticipated financial and operating benefits
■	Offer price
■	Fairness opinion
■	How the deal was negotiated
■	Changes in corporate governance
■	Change in the capital structure
■	Conflicts of interest
6l.	Private Placements/Warrants / Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements taking into account:
■	Dilution to existing shareholders' position
■	Terms of the offer
■	Financial issues
■	Management’s efforts to pursue other alternatives
■	Control issues

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
■	Conflicts of interest
6m.	Spin-offs
Vote CASE-BY-CASE on spin-offs giving consideration to the following:
■	Tax and regulatory advantages
■	Planned use of the sale proceeds
■	Valuation of spin-offs
■	Fairness opinion
■	Benefits to the parent company
■	Conflicts of interest
■	Managerial incentives
■	Corporate governance changes
■	Changes in the capital structure
6n.	Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated by taking into account:
■	Prolonged poor performance with no turnaround in sight
■	Signs of entrenched board and management
■	Strategic plan in place for improving value
■	Likelihood of receiving reasonable value in a sale or dissolution
■	Whether company is actively exploring its strategic options, including retaining a financial advisor
7.	STATE OF INCORPORATION
7a.	Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.
7b.	Control Share Cash-out Provisions
Vote FOR proposals to opt out of control share cash-out statutes.
7c.	Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.
7d.	Fair Price Provisions
Vote AGAINST proposals to adopt fair price provisions taking into account:
■	The vote required to approve the proposed acquisition
■	The vote required to repeal the fair price provisions
■	The mechanism for determining the fair price.
7e.	Freeze out Provisions
Vote FOR proposals to opt out of state freezeout provisions.
7f.	Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote CASE-BY-CASE on antigreenmail proposals when they are bundled with other charter or bylaw amendments.
7g.	Reincorporation Proposals

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
Vote FOR proposals to change a company’s state of incorporation, giving consideration to both financial and corporate governance concerns including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. If the change of state of incorporation results in a weakening of shareholders’ interests based on the above, vote AGAINST.
7h.	Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.
7i.	State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions)
8.	CAPITAL STRUCTURE
8a.	Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.
8b.	Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Votes to increase authorized stock should be limited to less than 15%, except in consideration of stock splits.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote CASE-BY-CASE on proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as an ongoing concern is uncertain.
8c.	Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals to create a new class of nonvoting or sub-voting common stock.
8d.	Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
8e. Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights taking into account:
■	The size of a company
■	The characteristics of its shareholder base
■	The liquidity of the stock.
8f. Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote AGAINST proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote AGAINST proposals to increase the number of blank check preferred shares.
8g.	Recapitalization
Vote CASE-BY-CASE on recapitalization (reclassifications of securities) taking into account:
■	A more simplified capital structure
■	Enhanced liquidity
■	Fairness of conversion terms
■	Impact on voting power and dividends

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
■	Reasons for the reclassification
■	Conflicts of interest
■	Other alternative considered
8h.	Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting. Vote AGAINST proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.
8i.	Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
8j.	Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.
8k.	Tracking Stock
Vote CASE-BY-CASE on the creation of track stock weighing the strategic value of the transaction against such factors as:
■	Adverse governance changes
■	Excessive increases in authorized capital stock
■	Unfair method of distribution
■	Diminution of voting rights
■	Adverse conversion features
■	Negative impact on stock option plans
■	Other alternatives such as spin-off
9.	SOCIAL AND ENVIRONMENTAL ISSUES
9a.	CONSUMER ISSUES AND PUBLIC SAFETY
9a-1.	Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing taking into account:
■	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)
■	The availability and feasibility of alternatives to animal testing to ensure product safety, and
■	The degree that competitors are using animal free testing
Vote AGAINST proposals seeking a report on the company’s animal welfare standards if:
■	The company has already published a set of animal welfare standards and monitors compliance
■	The company’s standards are comparable to or better than those of peer firms, and there are no serious controversies surrounding the company’s treatment of animals
■	Reporting information is currently available in other public filings or registrations
9a-2.	Drug Pricing
Vote AGAINST proposals asking the company to implement price restraints on pharmaceutical products. Restraints may be appropriate however, taking into account:
Whether the proposal focuses on a specific drug and region
■	Whether the economic benefits of providing subsidized drugs (e.g. public goodwill) outweigh the costs in terms of reduced profits, lower R & D spending, and harm to competitiveness
■	The extent that reduced prices can be offset through the company’s marketing budget without affecting R & D spending
■	Whether the company already limits price increases of its products
■	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
■	The extent that peer companies implement price restraints
9a-3.	Genetically Modified Foods
Vote AGAINST proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs. In general, labeling requirements are better undertaken by regulators. Exceptions may be made after taking into account:
■	The costs and feasibility of labeling and/or phasing out
■	The nature of the company’s business and the proportion of it affected by the proposal
■	The proportion of company sales in markets requiring labeling or GMO-free products
■	The extent that peer companies label or have eliminated GMOs
■	Competitive benefits, such as expected increases in consumer demand for the company’s products
■	The risks of misleading consumers without federally mandated, standardized labeling
■	Alternatives to labeling employed by the company
Vote AGAINST proposals asking for a report on the feasibility of labeling products containing GMOs. Reporting requirements are better undertaken by regulators.
Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs, an issue better left to federal regulators, which outweigh the economic benefits derived from biotechnology.
Vote AGAINST reports outlining the steps necessary to eliminate GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs, an issue better left to federal regulators, which outweigh the economic benefits derived from biotechnology.
Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.
9a-4.	Handguns
Vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms falls within the purview of law enforcement agencies.
9a-5.	Predatory Lending
Vote AGAINST requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight. Reporting requirements are better undertaken by regulators. Exceptions may be made in unusual circumstances after taking into account:
■	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
■	Whether the company has adequately disclosed the financial risks of its sub-prime business
■	Whether the company has been subject to violations of lending laws or serious lending controversies
■	Peer companies' policies to prevent abusive lending practices
9a-6.	Tobacco
Vote CASE-BY-CASE on most tobacco related proposals taking into account:
Second hand smoke:
■	Whether the company complies with all local ordinances and regulations
■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
■	The risk of any health related liabilities
Advertising to youth:
■	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
■	Whether the company has gone as far as peers in restricting advertising
■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
■	Whether restrictions on marketing to youth extend to foreign countries

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
Cease production of tobacco related products or avoid selling products to tobacco companies:
■	The percentage of the company’s business affected
■	The economic loss of eliminating the business versus any potential tobacco related liabilities
Spin-off tobacco related businesses:
■	The percentage of the company’s business affected
■	The feasibility of a spinoff
■	Potential future liabilities related to the company’s tobacco business.
9a-7.	Stronger Product Warnings
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
9a-8.	Investment in Tobacco Stocks
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.
9b.	ENVIRONMENT AND ENERGY
9b-1.	Arctic National Wildlife Refuge
Vote AGAINST reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR). Reporting requirements are better undertaken by regulators. Consideration should also be given to:
■	Whether there are publicly available environmental impact reports
■	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
■	The current status of legislation regarding drilling in ANWR
9b-2.	CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
■	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
■	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
■	Environmentally conscious practices of peer companies, including endorsement of CERES
■	Costs of membership and implementation
9b-3.	Environmental Reports
Vote AGAINST requests disclosing the company’s environmental policies. Companies are required to comply with various regulatory agencies which are better equipped to evaluate a company’s policies.
9b-4.	Global Warming
Vote AGAINST reports on the level of greenhouse gas emissions from the company’s operations and products. Reporting requirements are better undertaken by regulators.
9b-5.	Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
■	The nature of the company’s business and the percentage affected
■	The extent that peer companies are recycling
■	The timetable prescribed by the proposal
■	The costs and methods of implementation (programs should not be cost prohibitive)
■	Whether the company has a poor environmental track record, such as violations of federal and state regulations
■	The economic argument for recycling of the various waste products
9b-6.	Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
■	The nature of the company’s business and the percentage affected
■	The extent that peer companies are switching from fossil fuels to cleaner sources
■	The timetable and specific action prescribed by the proposal

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
■	The costs of implementation and related economic benefit
Vote AGAINST requests for reports on the feasibility of developing renewable energy sources. Such feasibility studies should be undertaken at a company’s initiative and should consider the economic benefit in addition to technical feasibility.
9c.	GENERAL CORPORATE ISSUES
9c-1.	Link Executive Compensation to Social Performance
Vote AGAINST proposals to review ways of linking executive compensation to social factors such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Many of the above items are subjective and open to broad interpretation which could result in manipulation of executive compensation.
9c-2.	Charitable / Political Contributions
Vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
■	The company is in compliance with laws governing corporate political activities, and
■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and already include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level. Barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsel, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders. Additionally, certain SEC filings already include backgrounds of key executives.
9d.	LABOR STANDARDS AND HUMAN RIGHTS
9d-1.	China Principles
Vote AGAINST proposals to implement the China Principles unless:
■	There are serious controversies surrounding the company’s China operations, and
■	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)
9d-2.	Country Specific Human Rights Reports
Vote AGAINST requests for reports detailing the company’s operations in a particular country and steps to protect human rights. Companies are required to comply with local regulations.
9d-3.	International Codes of Conduct / Vendor Standards
Vote AGAINST proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. Companies are required to comply with local regulations. Additional costs relating to such proposals can put companies at competitive disadvantage.
Vote AGAINST reports outlining vendor standards compliance. Vendor compliance is primarily the responsibility of the vendors and could put companies at a competitive disadvantage if required to implement such policies.
9d-4.	MacBride Principles
Vote AGAINST proposals to endorse or increase activity on the MacBride Principles.
9e.	MILITARY BUSINESS
9e-1.	Foreign Military Sales / Offsets

Appendix a – Proxy Voting

Mar Vista Investment Partners, LLC — Continued
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
9e-2.	Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
■	Whether the company has in the past manufactured landmine components
■	Whether the company’s peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
■	What weapons classifications the proponents view as cluster bombs
■	Whether the company currently or in the past has manufactured cluster bombs or their components
■	The percentage of revenue derived from cluster bomb manufacture
■	Whether the company’s peers have renounced future production
9e-3.	Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and nonmilitary uses, and withdrawal from these contracts could have a negative impact on the company’s business.
9e-4.	Space-based Weaponization
Vote AGAINST reports on a company’s involvement in spaced-based weaponization. Space based weaponization serve military and non-military uses. Additionally, reporting on specifics of activity could disclose confidential information related to our national security.
9f.	WORKPLACE DIVERSITY
9f-1.	Board Diversity
Vote AGAINST reports on the company’s efforts to diversify the board. Current reporting of board of directors’ composition is considered adequate.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board taking into account:
■	Degree of board diversity
■	Comparison with peer companies
■	Established process for improving board diversity
■	Existence of independent nominating committee
■	Use of outside search firm
■	History of EEO violations
9f-2.	Equal Employment Opportunity (EEO)
Vote AGAINST reports outlining the company’s affirmative action initiatives. Companies are already required to comply with regulations governing employment practices.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers that can pose a significant cost and administration burden on the company.
9f-3.	Glass Ceiling
Vote AGAINST reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.
9f-4.	Sexual Orientation
Vote AGAINST proposals to amend the company’s EEO policy to include sexual orientation. The company’s management should determine EEO policies and coverages. Non-discrimination of any employee group is encouraged. However, policies should be left to management and should comply with applicable regulations.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from the domestic partners. Benefit decisions should be left to the discretion of the company.

Appendix a – Proxy Voting

Marathon Asset Management LLP
GENERAL
Marathon considers that the ability to influence management is an integral part of the investment management function. Marathon strongly adheres to the policy that good corporate governance is totally consistent with enhancing shareholder value. It is Marathon’s policy to exercise voting rights wherever it is practical to do so.
POLICY
Marathon uses the recommendations prepared by ISS as the basis for its proxy voting policy. Marathon reserves the right to deviate from the ISS recommendation where we feel we have a better understanding of the specific circumstances surrounding a particular issue. A copy of the ISS Proxy Voting Guidelines is available on request.
OPERATIONS
In addition to providing advice on specific policy voting issues, ISS also coordinate the actual exercise of the proxy vote. This entails receiving voting instructions from Marathon and transmitting them to each clients’ custodian for processing. ISS provide a full reporting facility to Marathon detailing voting recommendations and actual votes transmitted to custodians.
CONFLICTS OF INTEREST
Occasions may arise during the voting process where a potential conflict of interest could arise between the interest of clients and Marathon and/or its affiliates. Such conflicts of interest include but are not limited to: (i) where portfolio managers have opposing views in connection with voting shares of a company they are both invested in; (ii) where Marathon has a separate material relationship with, or is soliciting business from, a company lobbying for proxies; or (iii) where a personal relationship exists, such as where a friend or relation is serving as a director of a company soliciting proxies. A conflict could also exist if a material business relationship exists with a proponent or opponent of a particular initiative.
Where Marathon identifies a material conflict of interest, the team involved will raise the matter with Compliance. Such reporting will include full details of the issue including why the conflict is deemed material with confirmation how the proxy vote is to be undertaken in the best interests of clients

Oaktree Capital Management, L.P.
Clients often grant Oaktree the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.
Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.
DELEGATION OF VOTING RESPONSIBILITY AND ACCOUNT SET UP
It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.
There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program which may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Separate Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account.
Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Appendix a – Proxy Voting

Oaktree Capital Management, L.P. — Continued
Upon receipt of an investment management agreement, or other comparable document, the Compliance department sends the appropriate proxy voting provisions to the Corporate Actions department. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Separate Account/Oaktree- Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Separate Accounts/Oaktree-Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.
Note that Oaktree is not always delegated voting authority with respect to the registered investment companies with which it maintains a subadvisory relationship. This is stipulated in a provision regarding proxy voting in the investment management agreements between Oaktree and the investment adviser for each such registered investment company.
VOTING PROCEDURES
Determination of Vote
Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets and Japan Opportunities investment strategies, which handle the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:
(i)	whether the investment was held as a passive investment or considered a significant holding;
(ii)	whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);
(iii)	documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination; and
(iv)	documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.
Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensures that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then taken to a Legal or Compliance Officer for a final review, which is evidenced in the proxy documentation.
Corporate Actions personnel (with the exception of the Emerging Markets and Japan Opportunities investment strategies, which handle the proxies relating to their investment strategies) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record-keeping below for additional guidance).
The Emerging Markets and Japan Opportunities investment strategies follow a similar process in which proxies are processed by the relevant Operations personnel supporting these strategies and forwarded to the investment professional within each respective investment strategy for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.
Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.
Conflicts of Interest

Appendix a – Proxy Voting

Oaktree Capital Management, L.P. — Continued
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.
The Legal and Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor an Oaktree-Managed Fund or Separate Account owns more than 5% of the outstanding class of securities subject to the vote.
TRACKING PROCEDURES
The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Separate Accounts’/Oaktree-Managed Funds’ custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:
(i)	Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;
(ii)	Documenting reasons as to why proxies were not received for any stock holdings; and
(iii)	Recording the dates on which votes were submitted for each Separate Account/Oaktree-Managed Fund.
In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.
DISCLOSURE TO CLIENTS
Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 830-6296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.
In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.
RECORDKEEPING
Documentation that Oaktree has voted all proxies for Separate Accounts/Oaktree-Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:
(i)	The proxy statement;
(ii)	Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in determining the vote;
(iii)	Proxy Tracking Form indicating Separate Accounts/Oaktree-Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Separate Account/Oaktree-Managed Fund the reasons behind such action; and
(iv)	List of client requests for proxy voting information.

Appendix a – Proxy Voting

Pacific Investment Management Company LLC
POLICY STATEMENT
The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
OVERVIEW
PIMCO has adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities. The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities. PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian. Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sands Capital Management, LLC
Rule 206(4)-6 under the Advisers Act requires registered investment advisers to adopt and implement written policies and procedures reasonably designed to ensure advisers vote proxies in the best interest of their clients. The procedures must address material conflicts that may arise in connection with proxy voting. Rule 206(4)-6 further requires advisers to describe to clients their proxy voting policies and procedures and to provide copies of such policies and procedures to clients upon their request. Lastly, the Rule requires advisers to disclose how clients may obtain information on how the adviser voted their proxies.
To comply with Rule 206(4)-6, Sands Capital Management, LLC (“SCM”) has adopted and implemented this Policy and the procedures described herein.
POLICY
SCM’s policy is to vote client proxies in the best interest of its clients. Proxies are an asset of a client, which must be treated by SCM with the same care, diligence and loyalty as any asset belonging to a client. In voting proxies SCM should consider the short- and long-term implications of each proposal. In voting proxies, SCM typically is neither an activist in corporate governance nor an automatic supporter of management. However, because SCM believes that the management teams of most companies

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
it invests in generally seek to serve shareholder interests, SCM believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Any specific voting instructions provided by an advisory client or its designated agent in writing will supersede this Policy. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.
PROXY COMMITTEE
SCM has established a Proxy Committee, which consists of four permanent members: the Chief Administrative Officer (“CAO”), the Chief Compliance Officer (“CCO”), a Director of Client Relations, and a member of the Directing Research Team (the “DRT”). The Proxy Committee meets at least annually, and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The CAO acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.
The Proxy Committee is responsible for: (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Policy and the procedures described herein; (ii) overseeing the proxy voting process, including reviewing reports on proxy voting activity at least annually, and as necessary, to fulfill its responsibilities; and (iii) engaging and overseeing third-party service provider(s), as necessary or appropriate, to ensure SCM receives the applicable proxy statements or to provide SCM information, research or other services to facilitate SCM’s proxy voting decisions.
The Proxy Committee has developed a set of criteria to be used when evaluating proxy issues. These criteria and general proxy voting guidelines are set forth in the Proxy Voting Guidelines (the “Guidelines”). The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal incorporates considerations specific to the company whose proxy is being voted.
PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES
The following procedures are designed to resolve material conflicts of interest before voting client proxies.
1.	SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically, and is updated by the Investment Operations Team, which obtains proxy voting information from client agreements or internal account onboarding documentation.
2.	As part of the account opening procedure, the Investment Operations Team will note whether or not SCM is responsible for voting proxies for the client.
3.	Where SCM has the authority to vote proxies, the Investment Operations and Client Relations Teams will work with the client to ensure that SCM is designated to receive proxy voting materials from companies or intermediaries.
4.	SCM has retained one or more third parties to assist in the coordination, voting and recordkeeping of proxies.
5.	The CAO, through a proxy voting designee working as a proxy administrator, receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.
6.	SCM’s Investment Research Team (the “Research Team”) is responsible for reviewing proxy proposals for portfolio securities. Prior to a proxy voting deadline, the appropriate Research Team member will make a determination as how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, a Research Team member may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.
7.	SCM Staff Members involved in the process are responsible for assessing whether there is any material conflict between the interests of SCM or its affiliates or associates and the interests of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this Policy.
8.	If no material conflicts of interest has been identified, SCM will vote proxies according to this Policy (including by not voting if SCM deems that to be in its clients’ best interest).
9.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.
10.	SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Global Issuers below.
11.	SCM may process certain proxies without voting them or may systematically vote with management. Examples include, without limitation, proxies issued by companies SCM has decided to sell, proxies issued for securities that SCM did not select for a client portfolio, such as, securities that were selected by a previous adviser, unsupervised or non-managed securities held in a client’s account (such as ETFs), money market securities, or other securities selected by clients or their representatives other than SCM.
12.	In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s files.
13.	The CAO and the applicable Research Team member must report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with this Policy, as well as any attempts by persons or entities outside SCM seeking to influence the voting of client proxies. Reporting shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s General Counsel.
14.	All proxy votes will be recorded and the following information must be maintained:
■	The name of the issuer of the portfolio security;
■	The security identifier of the portfolio holding.
■	The Council on Uniform Securities Identification Procedures (“CUSIP”) or similar number, in each case, if any, for the security;
■	The shareholder meeting date;
■	The number of shares SCM is voting firm-wide;
■	A brief identification of the matter voted on;
■	Whether the matter was proposed by the issuer or by a security holder;
■	Whether or not SCM cast its vote on the matter;
■	How SCM voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
■	Whether SCM cast its vote with or against management; and
■	Whether any client requested an alternative vote of its proxy.
LOANED SECURITIES
If a client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment (a “Significant Event”), SCM may request a client to recall securities that are on loan if SCM determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.
In determining whether a recall of a security is warranted, SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may use third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. From time to time, the Proxy Committee will deem certain matters to be Significant Events and will adjust the foregoing standard accordingly.
PROXIES OF ISSUERS IN CERTAIN COUNTRIES
It is SCM’s policy to seek to vote all proxies for client securities over which it has proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.
Voting proxies of issuers in certain countries may give rise to a number of administrative or operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
■	SCM may receive meeting notices without enough time to fully consider the proxy or after the cut- off date for voting.
■	A market may require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.
■	Proxy materials may not be available in English.
■	SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor.
■	Proxy voting in certain countries may require “share blocking.” In such cases, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The applicable Research Team member in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
The rationale for not voting a client proxy must be documented and the documentation must be maintained in SCM’s files.
CONFLICTS OF INTEREST
The following potential conflicts of interest have been identified:
■	SCM provides services to an institutional client, or is in the process of being engaged to provide services to an institutional client that is affiliated with an issuer that is held in the SCM’s client portfolios. For example, SCM may be retained to manage Company A’s pension fund, where Company A is a public company and SCM’s client accounts hold shares of Company A. Another example is SCM’s clients may hold an investment in an issuer affiliated with an adviser of a fund vehicle sub-advised by SCM.
■	SCM provides services to an individual, or is in the process of being engaged to provide services to an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios;
■	A Staff Members maintain a personal or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management; and
■	SCM or a Staff Member personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by this Policy. The Staff Member could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to this Policy.
Due to the difficulty of predicting and identifying all material conflicts, Staff Members are responsible for notifying the CAO or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the CAO or the CCO will notify the Proxy Committee of the conflict.
In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee will also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the relevant Research Team member.
In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may: (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Appendix a – Proxy Voting

Sands Capital Management, LLC — Continued
RECORDKEEPING
SCM must maintain the documentation described in the following section for a period of not less than five years in an easily accessible place, the first two years at its principal place of business. The CAO will be responsible for the following procedures and for ensuring that the required documentation is retained.
Outside third party request to review proxy votes:
■	Staff Members must be thoughtful and cautious in sharing how SCM plans to vote its clients’ proxies. Until the vote has been cast and the relevant shareholder meeting has transpired, SCM generally treats information about SCM’s voting as confidential. Staff Members may not disclose SCM’s vote prior to the meeting or commit to any third party to vote a certain way without the prior consent of the CCO or General Counsel. Notwithstanding the previous sentence, Staff Members are permitted to prudently express SCM’s thoughts or opinions on topics in discussions with the relevant companies, advisors (3rd party research providers), and other shareholders prior to voting as a part of SCM’s ongoing education and engagement.
■	Once the vote has been cast and the relevant shareholder meeting has transpired, analysts can choose to share how SCM voted with the relevant company or other shareholders, if necessary, as part of SCM’s ongoing engagement with management and the company’s shareholder base.
■	All disclosures of votes in response to requests for vote information not originating from the company must be approved by the CAO prior to the disclosure of the vote. All written requests must be retained in the permanent file. The CAO or designee will record the identity of the outside third party, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
■	As is consistent with SCM’s Advertising and Marketing Policy, all Staff Members must refer inquiries from the press to the Director, Portfolio Analysis and Communications.
Proxy statements received regarding client securities:
■	Upon receipt of a proxy, the relevant Staff Member must copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.
Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:
■	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision, must be maintained in accordance with this Policy.
■	Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision, must be maintained in accordance with this Policy.
■	Clients are permitted to request their proxy voting record for the 5-year period prior to their request.
DISCLOSURE
SCM will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this Policy and the procedures described herein; and (ii) information about how clients may obtain information on how SCM voted their securities.
RESPONSIBILITY
The CAO is responsible for overseeing and implementing this Policy.

Sapience Investments, LLC
POLICY
As part of Adviser’s policy, Adviser exercises authority over Client proxies when authorized to do so. Clients generally delegate the responsibility of voting proxies to Adviser as part of their investment advisory agreement. However, a client may reserve the authority to vote proxies for itself. A disclosure regarding this policy is included in Adviser’s Brochure. Adviser will vote Client proxies for in a manner that is consistent with the general antifraud provisions of the Advisers Act and applicable federal and state law.

Appendix a – Proxy Voting

Sapience Investments, LLC — Continued
BACKGROUND
Proxy voting is an important right of shareholders; thus, reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC registered investment advisers who exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (2) disclose to Clients how they may obtain information from the Adviser with respect to the voting of proxies for their securities; (3) describe to Clients a summary of its Proxy Voting Policies and Procedures and, upon request, furnish a copy to its Clients; and (4) maintain certain records relating to the Adviser’s proxy voting activities when the Adviser does have proxy voting authority.
Proxy Voting for Accounts Subject to ERISA
DOL provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:
Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.
DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and vote only in the best economic interests of the plan participants.
DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained.
PROCEDURE
Operational Guidelines
When voting proxies on behalf of clients, Adviser will vote such securities for the exclusive benefit and in the best economic interest of those clients and their beneficiaries as determined by Adviser in good faith, subject to any restrictions or directions from the client. These voting responsibilities are exercised in accordance with the applicable provisions of the Investment Advisers Act of 1940, as amended, as well as with Adviser’s fiduciary duties under applicable law to act in the best interests of its clients.
Adviser has contracted with ISS for proxy voting support and recordkeeping. ISS provides proxy voting support with regard to casting votes and maintaining voting records. ISS votes proxies it receives from the custodians of client accounts on behalf of Adviser. However, proxies not received in a timely manner may not be voted. Under the terms of its arrangement with ISS, Adviser will generally follow the Institutional Shareholder Services voting recommendations.
Adviser can instruct ISS to vote either for or against a particular proposal or Adviser can instruct ISS to seek instruction with respect to a particular type of proposal from Adviser on a case-by-case basis. ISS receives proxy ballots and statements where Adviser is authorized to vote and sorts the proposals according to Adviser’s voting instructions. Proposals for which a voting decision has been pre-determined are automatically voted by ISS pursuant to voting instructions. Case-by-case voting decisions are generally made by Adviser’s investment personnel. Voting records where Adviser retains proxy voting authority are maintained by ISS. Adviser will retain records created by Adviser that was material in making a determination of how to vote a proxy on a “case-by-case” basis or that memorializes the rationale for that decision.
On occasion, Adviser may refrain from voting a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a Client account;

Appendix a – Proxy Voting

Sapience Investments, LLC — Continued
(3) the terms of an applicable securities lending agreement prevent Adviser from voting with respect to a loaned security; (4) despite reasonable efforts, Adviser receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Adviser from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the Client or another party.
Though it may not be clear how best to vote a proxy to maximize shareholder value or be able to decide with certainty, these policies are intended to provide guidance so that Adviser acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the client’s assets.
Identifying and Addressing Conflicts of Interest
Adviser acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Adviser is aware of the facts necessary to identify conflicts, management of Adviser must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Adviser or any affiliate of Adviser will be considered only to the extent Adviser has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CCO, or his or her designee, Adviser may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Adviser Clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the Client, forwarding the proxies to affected Clients and allowing them to vote their own proxies.
Further, Adviser will review disclosures made by its third-party proxy voting provider about the service provider’s potential or actual conflicts of interest and how the service provider mitigates those conflicts. These disclosures will be reviewed as part of Adviser’s annual review of its proxy voting policies and procedures.
Disclosure Policy
Investment advisory clients may request a copy of Adviser’s Proxy Procedures and/or information regarding how Adviser voted securities in their account by contacting the Adviser. Adviser will not disclose proxy voting information of a client to a third party unless specifically requested in writing by the client for whom information is requested. However, to the extent that Adviser may serve as a sub-adviser to a client, Adviser will be deemed to be authorized to provide proxy voting records on such account to the adviser engaging Adviser.
Review
At least annually, Adviser will review its proxy voting policies and procedures, its proxy voting servicer provider, proxy voting disclosures and conflicts of interest.

Shenkman Capital Management, Inc.
When Shenkman has discretion to vote the proxies of clients, the firm will vote those proxies in the best interest of clients and in accordance with the Proxy Voting Policy and Procedures.
Shenkman will review the securities held in the firm’s discretionary client accounts on a regular basis to confirm that copies of all proxy solicitation materials concerning such securities were received. Shenkman will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts the firm deems relevant. A portfolio manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. The portfolio manager will send his/her decision on how Shenkman will vote a proxy to the firm’s Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returned to the issuer and/or the custodian in a timely and appropriate manner. Shenkman will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.
Shenkman’s Legal and Compliance Department shall monitor the firm’s processing of proxy statements to assure that all proxy statements are handled and processed in accordance with the Proxy Voting Policy and Procedures. The Compliance Department l will designate one or more team members of the firm to be responsible for ensuring that all proxy statements are received and that Shenkman responds to them in a timely manner.
Shenkman will review all proxy solicitation materials the firm receives concerning securities held in a discretionary client account. Shenkman will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when appropriate and when reasonably available. In the absence of specific voting guidelines from a client, Shenkman will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman believes that voting proxies in accordance with the firm’s guidelines is in the best interests of clients.

Appendix a – Proxy Voting

Shenkman Capital Management, Inc. — Continued
Due to the size and nature of Shenkman’s operations and the firm’s limited affiliations in the securities industry, Shenkman does not expect that material conflicts of interest will arise between the firm and a discretionary client account over proxy voting. Shenkman recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman or one of the firm’s affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or reappointment as a director of a company. If a material conflict of interest arises, Shenkman will determine whether voting in accordance with the voting guidelines is in the best interests of the client. Under no circumstances will Shenkman place the firm’s own interests ahead of the interests of discretionary client accounts in voting proxies.
If Shenkman determines that the Proxy Voting Policy and Procedures do not adequately address a material conflict of interest related to a proxy, Shenkman will provide the affected client with copies of all proxy solicitation materials received by the firm with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman’s intended response to the proxy request (which response will be in accordance with the Proxy Voting Policy and Procedures), and request that the client consent to Shenkman’s intended response. If the client consents to the firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman will vote the proxy as described in the notice. If the client objects to the firm’s intended response, Shenkman will vote the proxy as directed by the client.

Wellington Management Company LLP
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY
Wellington Management:
1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation

Appendix a – Proxy Voting

Wellington Management Company LLP — Continued
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format. are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
■	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
■	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
■	Absent a material conflict of interest. the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent. material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client. vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest. even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest. the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Appendix a – Proxy Voting

Wellington Management Company LLP — Continued
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Westfield Capital Management Company, L.P.
INTRODUCTION
Westfield will offer to vote U.S. exchange traded proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their accounts’ securities were voted.
OVERSIGHT OF PROXY VOTING FUNCTION
Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Compliance team will:
■	oversee the vendor; this includes performing annual audits of the proxy votes and conducting annual due diligence;
■	ensure required proxy records are retained according to applicable rules and regulations and internal policy;
■	distribute proxy reports prepared by the vendor for internal and external requests;
■	review the proxy policy and voting guidelines at least annually; and
■	identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.
PROXY VOTING GUIDELINES
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst or portfolio manager.
PROXY VOTING PROCESS
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

Appendix a – Proxy Voting

Westfield Capital Management Company, L.P. — Continued
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’ s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or portfolio manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or portfolio manager’s attention. If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI Guidelines.
NON-U.S. PROXIES
With the exception of ADRs and foreign domiciled securities that trade on U.S. exchanges, Westfield will not vote non-U.S. proxies.
CONFLICTS OF INTEREST
Compliance is responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a material conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance team. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation.
PROXY REPORTS
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
■	company name
■	meeting agenda
■	how the account voted on each agenda item
■	how management recommended the vote to be cast on each agenda item
■	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
RECORDKEEPING
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:
■	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period; electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
■	records of each vote cast for each client;
■	documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
■	written reports to clients on proxy voting and all client requests for information and Westfield’s response;
■	disclosure documentation to clients on how they may obtain information on how we voted their securities

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111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
800-422-1050
harborfunds.com
FD.SAI.1219

HARBOR FUNDS
PART C. OTHER INFORMATION
Item 28.	Exhibits
a.	[21](1)	Amended and Restated Agreement and Declaration of Trust dated December 16, 2016
	[33](2)	Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated August 19, 2019
[18]b.		Amended and Restated By-Laws dated December 16, 2016
[18]c.		Article VI of the Amended and Restated Agreement and Declaration of Trust dated December 16, 2016 and Article III of the Amended and Restated By-Laws dated December 16, 2016
d.	[5](1)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Growth Fund – dated July 1, 2013
	[5](2)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Small Cap Growth Fund – dated July 1, 2013
	[5](3)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor International Growth Fund – dated July 1, 2013
	[5](4)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Capital Appreciation Fund – dated July 1, 2013
	[5](5)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor International Fund – dated July 1, 2013
	[5](6)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Large Cap Value Fund – dated July 23, 2013
	[5](7)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Bond Fund – dated July 1, 2013
	[5](8)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Money Market Fund – dated July 1, 2013
	[5](9)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Small Cap Value Fund – dated July 23, 2013
	[5](10)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Mid Cap Value Fund – dated July 1, 2013
	[5](11)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor High-Yield Bond Fund – dated July 1, 2013
	[5](12)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Target Retirement Funds – dated July 1, 2013
	[30](13)	Amendment to Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Target Retirement Funds – dated November 1, 2014
	[31](14)	Amendment to Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Target Retirement Funds – dated November 1, 2019
	[9](15)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Global Leaders Fund – dated March 1, 2014
	[5](16)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Convertible Securities Fund – dated July 1, 2013
	[6](17)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Emerging Markets Equity Fund – dated November 1, 2013
	[7](18)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Small Cap Growth Opportunities Fund – dated February 1, 2014
	[11](19)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Diversified International All Cap Fund – dated November 1, 2015
	[13](20)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor International Small Cap Fund – dated February 1, 2016
	[24](21)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Core Bond Fund – dated June 1, 2018
	[15](22)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Strategic Growth Fund – dated March 1, 2017

[28](23)	Contractual Expense Limitation between the Registrant, Harbor Capital Advisors, Inc. – Harbor Strategic Growth Fund, Harbor Large Cap Value Fund, Harbor Small Cap Value Opportunities Fund, Harbor International Fund, Harbor Overseas Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, Harbor Emerging Markets Equity Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Core Bond Fund, and Harbor Money Market Fund – dated March 1, 2019
[28](24)	Contractual Advisory Fee Waiver between the Registrant, Harbor Capital Advisors, Inc. – Harbor Capital Appreciation Fund, Harbor Mid Cap Value Fund, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Money Market Fund – dated March 1, 2019
[32](25)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Wellington Management Company LLP – Harbor Mid Cap Growth Fund – dated July 1, 2019
[5](26)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Westfield Capital Management Company, L. P. – Harbor Small Cap Growth Fund – dated July 1, 2013
[5](27)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Baillie Gifford Overseas Limited – Harbor International Growth Fund – dated July 1, 2013
[5](28)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Jennison Associates LLC – Harbor Capital Appreciation Fund – dated July 1, 2013
[5](29)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Pacific Management Investment Company LLC – Harbor Bond Fund – dated July 1, 2013 and amended January 1, 2015
[5](30)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and BNP Paribas Asset Management USA, Inc. (f/k/a Fisher, Francis, Trees and Watts, Inc.) – Harbor Money Market Fund – dated July 1, 2013
[5](31)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor Small Cap Value Fund – dated July 1, 2013
[5](32)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Aristotle Capital Management, LLC – Harbor Large Cap Value Fund – dated July 1, 2013
[33](33)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and LSV Capital Management – Harbor Mid Cap Value Fund – dated October 1, 2019
[33](34)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Shenkman Capital Management, Inc. – Harbor High-Yield Bond Fund – dated October 1, 2019
[24](35)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Income Research + Management – Harbor Core Bond Fund – dated June 1, 2018
[33](36)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Sands Capital Management, LLC – Harbor Global Leaders Fund – dated October 1, 2019
[26](37)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Marathon Asset Management LLP – Harbor International Fund – dated August 22, 2018
[33](38)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Shenkman Capital Management, Inc. – Harbor Convertible Securities Fund – dated October 1, 2019
[32](39)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Oaktree Capital Management, L.P. – Harbor Emerging Markets Equity Fund – dated August 1, 2019
[7](40)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Elk Creek Partners, LLC – Harbor Small Cap Growth Opportunities Fund – dated February 1, 2014
[26](41)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Marathon Asset Management LLP - Harbor Diversified International All Cap Fund – dated August 22, 2018
[32](42)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Cedar Street Asset Management LLC - Harbor International Small Cap Fund – dated May 23, 2019
[15](43)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Mar Vista Investment Partners, LLC - Harbor Strategic Growth Fund – dated March 6, 2017
[18](44)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. - Harbor Small Cap Value Opportunities Fund - dated August 1, 2017
[18](45)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Sapience Investments, LLC - Harbor Small Cap Value Opportunities Fund - dated August 1, 2017
[20](46)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. - Harbor High-Yield Opportunities Fund - dated November 1, 2017
[20](47)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Crescent Capital Group LP - Harbor High-Yield Opportunities Fund - dated November 1, 2017

	[26](48)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Overseas Fund – dated March 1, 2019
	[33](49)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Acadian Asset Management LLC – Harbor Overseas Fund – dated October 1, 2019
	[28](50)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Focused International Fund – dated June 1, 2019
	[28](51)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Comgest Asset Management International Limited – Harbor Focused International Fund – dated June 1, 2019
	[28](52)	Contractual Expense Limitation between the Registrant, Harbor Capital Advisors, Inc. – Harbor Focused International Fund – dated June 1, 2019
	[32](53)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Mid Cap Fund – dated December 1, 2019
	[32](54)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor Mid Cap Fund – dated December 1, 2019
	[32](55)	Contractual Expense Limitation between the Registrant, Harbor Capital Advisors, Inc. – Harbor Mid Cap Fund – dated December 1, 2019
	[32](56)	Contractual Expense Limitation between the Registrant, Harbor Capital Advisors, Inc. – Harbor Global Leaders Fund – dated June 1, 2019
	[32](57)	Contractual Expense Limitation between the Registrant, Harbor Capital Advisors, Inc. – Harbor Mid Cap Growth Fund – dated July 1, 2019
	[32](58)	Contractual Expense Limitation between the Registrant, Harbor Capital Advisors, Inc. – Harbor Emerging Markets Equity Fund – dated August 1, 2019
	[33](59)	Investment Advisory Agreement between the Registrant, Harbor Capital Advisors, Inc. – Harbor Robeco Funds – dated December 1, 2019
	[33](60)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Robeco Institutional Asset Management US Inc. – Harbor Robeco Funds – dated December 1, 2019
	[33](61)	Contractual Expense Limitation between the Registrant and Harbor Capital Advisors, Inc. – Harbor Robeco US Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco Emerging Markets Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund – dated December 1, 2019
	[33](62)	Amendment to Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Pacific Management Investment Company LLC – Harbor Bond Fund – dated October 1, 2019
e.	[18](1)	Distribution Agreement between Registrant and Harbor Funds Distributors, Inc. dated July 1, 2013
	[33](2)	Amendment to Distribution Agreement between Registrant and Harbor Funds Distributors, Inc. dated December 1, 2019
f.		None
g.	[1](1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 19, 1986
h.	[2](1)	Transfer Agency and Service Agreement between the Registrant and Harbor Services Group, Inc. (f/k/a Harbor Transfer, Inc.) dated June 7, 2001
	[32](2)	Transfer Agency and Service Agreement Amendment dated November 1, 2019
	[33](3)	Transfer Agency and Service Agreement Amendment dated December 1, 2019
i.	(1)	Legal Opinion of General Counsel – filed herewith
	(2)	Legal Opinion of Dechert LLP – filed herewith
j.		Consent of Independent Registered Public Accounting Firm – filed herewith
k.		None
l.		None
m.	[4](1)	Administrative Class Shares Distribution Plan adopted August 31, 2011
	[4](2)	Investor Class Shares Distribution Plan adopted August 31, 2011
[20]n.		Multiple Class Plan pursuant to Rule 18f-3 dated November 9, 2015
o.	[10](1)	Power of Attorney dated February 26, 2015, with respect to Raymond J. Ball only
	[14](2)	Power of Attorney dated February 19, 2018
	[32](3)	Power of Attorney dated August 19, 2019
p.	[16](1)	Harbor Funds and Harbor Funds Distributors, Inc. Code of Ethics dated December 16, 2016
	[15](2)	Harbor Capital Advisors, Inc. Code of Ethics dated August 2, 2016
	[26](3)	Jennison Associates LLC Code of Ethics dated November 26, 2018
	[32](4)	Pacific Investment Management Company LLC Code of Ethics dated April 2019

[27](5)	BNP Investment Partners USA Code of Ethics dated December 2018
[18](6)	Wellington Management Company LLP Code of Ethics dated April 30, 2017
(7)	Westfield Capital Management Company, L.P. Code of Ethics dated August 16, 2019 – filed herewith
[26](8)	EARNEST Partners LLC Code of Ethics dated July 10, 2018
[27](9)	LSV Asset Management Code of Ethics dated December 11, 2018
[23](10)	Shenkman Capital Management, Inc. Code of Ethics dated July 2017
[26](11)	Aristotle Capital Management, LLC Code of Ethics dated July 31, 2018
[29](12)	Acadian Asset Management LLC Code of Ethics dated January 1, 2019
[29](13)	Marathon Asset Management LLP Code of Ethics dated January 1, 2019
[34](14)	Baillie Gifford Overseas Limited Code of Ethics dated September 2019
[34](15)	Oaktree Capital Management, L.P. Code of Ethics dated August 2018
[12](16)	Elk Creek Partners, LLC Code of Ethics dated August 2015
[26](17)	Baring International Investment Limited Code of Ethics dated September 1, 2018
[27](18)	Mar Vista Investment Partners, LLC Code of Ethics dated March 31, 2018
[18](19)	Sands Capital Management, LLC Code of Ethics dated March 1, 2017
[27](20)	Sapience Investments, LLC Code of Ethics dated December 2018
[32](21)	Crescent Capital Group LP Code of Ethics dated May 2019
[24](22)	Income Research + Management Code of Ethics dated January 2015
[28](23)	Comgest Asset Management International Limited Code of Ethics dated January 2019
[32](24)	Cedar Street Asset Management LLC Code of Ethics dated April 2019
[33](25)	Robeco Institutional Asset Management US Inc. Code of Ethics dated April 2019

[1]	Filed with Post-Effective Amendment No. 24 on February 26, 1998.
[2]	Filed with Post-Effective Amendment No. 32 on April 20, 2001.
[3]	Filed with Post-Effective Amendment No. 56 on February 22, 2008.
[4]	Filed with Post-Effective Amendment No. 96 on February 27, 2012.
[5]	Filed with Post-Effective Amendment No. 101 on August 15, 2013.
[6]	Filed with Post-Effective Amendment No. 102 on October 29, 2013.
[7]	Filed with Post-Effective Amendment No. 106 on January 29, 2014.
[8]	Filed with Post-Effective Amendment No. 111 on October 31, 2014.
[9]	Filed with Post-Effective Amendment No. 113 on February 25, 2015.
[10]	Filed with Post-Effective Amendment No. 115 on August 14, 2015.
[11]	Filed with Post-Effective Amendment No. 116 on October 29, 2015.
[12]	Filed with Post-Effective Amendment No. 118 on November 16, 2015.
[13]	Filed with Post-Effective Amendment No. 120 on January 28, 2016.
[14]	Filed with Post-Effective Amendment No. 133 on February 28, 2018
[15]	Filed with Post-Effective Amendment No. 124 on December 16, 2016.
[16]	Filed with Post-Effective Amendment No. 125 on February 28, 2017.
[17]	Filed with Post-Effective Amendment No. 126 on February 28, 2017.
[18]	Filed with Post-Effective Amendment No. 128 on May 11, 2017.
[19]	Filed with Post-Effective Amendment No. 129 on July 31, 2017.
[20]	Filed with Post-Effective Amendment No. 130 on August 17, 2017.
[21]	Filed with Post-Effective Amendment No. 131 on October 30, 2017.
[22]	Filed with Post-Effective Amendment No. 132 on October 31, 2017.
[23]	Filed with Post-Effective Amendment No. 133 on December 11, 2017.
[24]	Filed with Post-Effective Amendment No. 134 on March 14, 2018.
[25]	Filed with Post-Effective Amendment No. 142 on June 1, 2018.
[26]	Filed with Post-Effective Amendment No. 144 on December 10, 2018.
[27]	Filed with Post-Effective Amendment No. 145 on February 25, 2019.
[28]	Filed with Post-Effective Amendment No. 146 on March 12, 2019.
[29]	Filed with Post-Effective Amendment No. 148 on May 24, 2019.
[30]	Filed with Post-Effective Amendment No. 110 on July 10, 2014.
[31]	Filed with Post-Effective Amendment No. 150 on August 15, 2019.
[32]	Filed with Post-Effective Amendment No. 151 on September 5, 2019.
[33]	Filed with Post-Effective Amendment No. 152 on September 12, 2019.
[34]	Filed with Post-Effective Amendment No. 153 on October 31, 2019.
Item 29.    Persons Controlled by or Under Common Control with Registrant
None
Item 30.    Indemnification
The Registrant maintains directors and officers insurance that, subject to the terms, conditions and deductibles of the policy, covers Trustees and officers of the Registrant while acting in their capacities as such. The issuer of the policy is the Chubb Custom Insurance Company, Chubb Group of Insurance Companies.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.    Business or Other Connections of Investment Adviser
The business of Harbor Capital Advisors, Inc. is summarized under “The Adviser and Subadvisers” section in the Prospectuses constituting Part A of this Registration Statement, which summaries are incorporated herein by reference.
The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-60367), and is hereby incorporated herein by reference thereto.
Jennison Associates LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of Jennison Associates LLC is currently listed in the investment adviser registration on Form ADV for Jennison Associates LLC (File No. 801-5608) and is hereby incorporated by reference thereto.
Mar Vista Investment Partners, LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of Mar Vista Investment Partners, LLC is currently listed in the investment adviser registration on Form ADV for Mar Vista Investment Partners, LLC (File No. 801-68369) and is hereby incorporated by reference thereto.
Wellington Management Company LLP is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Wellington Management Company LLP is currently listed in the investment adviser registration on Form ADV for Wellington Management Company LLP (File No. 801-15908) and is hereby incorporated herein by reference thereto.
Westfield Capital Management Company, L.P. is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Westfield Capital Management Company, L.P. is currently listed in the investment adviser registration on Form ADV for Westfield Capital Management Company, L.P. (File No. 801-69413) and is hereby incorporated herein by reference thereto.
Elk Creek Partners, LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Elk Creek Partners, LLC is currently listed in the investment adviser registration on Form ADV for Elk Creek Partners, LLC (File No. 801-78960) and is hereby incorporated herein by reference thereto.
Aristotle Capital Management, LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Aristotle Capital Management, LLC is currently listed in the investment adviser registration statement on Form ADV for Aristotle Capital Management, LLC (File No. 801-60014) and is hereby incorporated herein by reference thereto.
LSV Asset Management is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of LSV Asset Management is currently listed in the investment adviser registration Form ADV for LSV Asset Management (File No. 801-47689) and is hereby incorporated herein by reference thereto.
EARNEST Partners, LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of EARNEST Partners, LLC is currently listed in the investment adviser registration on Form ADV for EARNEST Partners, LLC (File No. 801-56189) and is hereby incorporated by reference thereto.
Sapience Investments, LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of Sapience Investments, LLC is currently listed in the investment adviser registration on Form ADV for Sapience Investments, LLC (File No. 801-108274) and is hereby incorporated by reference thereto.
Marathon Asset Management LLP is a subadviser to the Registrant’s investment adviser. The business or other connections of each director or officer of Marathon Asset Management LLP is listed in the investment adviser registration statement on Form ADV for Marathon Asset Management LLP (File No. 801-63397) and is hereby incorporated by reference thereto.
Baillie Gifford Overseas Limited is a subadviser to the Registrant’s investment adviser. The business or other connections of each director or officer of Baillie Gifford Overseas Limited is listed in the investment adviser registration statement on Form ADV for Baillie Gifford Overseas Limited (File No. 801-21051) and is hereby incorporated by reference thereto.
Cedar Street Asset Management LLC is a subadviser to the Registrant’s investment adviser. The business or other connections of each director or officer of Cedar Street Asset Management LLC is listed in the investment adviser registration statement on Form ADV for Cedar Street Asset Management LLC (File No. 801-114121) and is hereby incorporated by reference thereto.

Sands Capital Management, LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Sands Capital Management, LLC is currently listed in the investment adviser registration statement on Form ADV for Sands Capital Management, LLC (File No. 801-64820) and is hereby incorporated herein by reference thereto.
Oaktree Capital Management, L.P. is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Oaktree Capital Management, L.P. is currently listed in the investment adviser registration statement on Form ADV for Oaktree Capital Management, L.P. (File No. 801-48923) and is hereby incorporated herein by reference thereto.
Shenkman Capital Management, Inc. is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Shenkman Capital Management, Inc. is currently listed in the investment adviser registration on Form ADV for Shenkman Capital Management, Inc. (File No. 801-25180) and is hereby incorporated by reference thereto.
Crescent Capital Group LP is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Crescent Capital Group LP is currently listed in the investment adviser registration on Form ADV for Crescent Capital Group LP (File No. 801-71747) and is hereby incorporated by reference thereto.
Pacific Investment Management Company LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Pacific Investment Management Company LLC is currently listed in the investment adviser registration on Form ADV for Pacific Investment Management Company LLC (File No. 801-48187) and is hereby incorporated by reference thereto.
BNP Paribas Asset Management USA, Inc. is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of BNP Paribas Asset Management USA, Inc. is currently listed in the investment adviser registration on Form ADV for BNP Paribas Asset Management USA, Inc. (File No. 801-10577) and is hereby incorporated by reference thereto.
Income Research + Management is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Income Research + Management is currently listed in the investment adviser registration on Form ADV for Income Research + Management (File No. 801-29482) and is hereby incorporated by reference thereto.
Acadian Asset Management LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Acadian Asset Management LLC is currently listed in the investment adviser registration on Form ADV for Acadian Asset Management LLC (File No. 801-28078) and is hereby incorporated by reference thereto.
Comgest Asset Management International Limited is a subadviser to the Registrant’s investment adviser. The business and other connections of each director and officer of Comgest Asset Management International Limited is currently listed in the investment adviser registration on Form ADV for Comgest Asset Management International Limited (File No. 801-108369) and is hereby incorporated by reference thereto.
Robeco Institutional Asset Management US Inc. is a subadviser to the Registrant’s investment adviser. The business and other connections of each director and officer of Robeco Institutional Asset Management US Inc. is currently listed in the investment adviser registration on Form ADV for Robeco Institutional Asset Management US Inc. (File No. 801-54142) and is hereby incorporated by reference thereto.
Item 32.    Principal Underwriter
(a)	None
(b)	The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, Harbor Funds Distributors, Inc.:

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Charles F. McCain	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Director, Chief Executive Officer	Chairman, Trustee and President
John S. Halaby	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	President	None

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Anmarie S. Kolinski	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Chief Financial Officer, Executive Vice President and Treasurer	Treasurer
Erik D. Ojala	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Director, Executive Vice President and Chief Compliance Officer	Chief Compliance Officer
Gregg M. Boland	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President and AML Compliance Officer	Vice President
Jodie L. Crotteau	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Assistant Secretary	Assistant Secretary
Rocco A. Ranieri	33 Arch Street 20th Floor Boston, Massachusetts 02110	Executive Vice President	None
Robert C. Atwell	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
John Clough	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
Ben A. Coll	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President - Research	None
Ross W. Frankenfield	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President - Research	None
Avery G. Gerald	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
Jamie Lee	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
Matthew D. McLaughlin	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
Rebecca Muse-Orlinoff	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President - Research	None
Tyler B. VanZandt	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
Stephanie A. Nee	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President and Secretary	None
Bryan Griffin	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President, Regional Director	None

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Torey Pellegrini	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President - Research	None
Scott Sinclair	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President - Research	None
Bryan Sullivan	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President, Regional Director	None
(c)	Not applicable
Item 33.    Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant, Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc. each of which is located at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606. Records also are maintained by each Fund’s respective subadviser at their respective locations identified in this Registration Statement.
Records relating to the duties of the Registrant’s custodian are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111.
Item 34.    Management Services
Not applicable
Item 35.    Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois, on November 27, 2019.
Harbor Funds
By: /s/ Charles F. McCain

Charles F. McCain
President and Trustee
Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
/s/ Charles F. McCain Charles F. McCain	President and Trustee (Principal Executive Officer)	November 27, 2019
/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	November 27, 2019
/s/ Scott M. Amero* Scott M. Amero	Trustee	November 27, 2019
/s/ Raymond J. Ball* Raymond J. Ball	Trustee	November 27, 2019
/s/ Donna J. Dean* Donna J. Dean	Trustee	November 27, 2019
/s/ Joseph L. Dowling, III* Joseph L. Dowling, III	Trustee	November 27, 2019
/s/ Randall A. Hack* Randall A. Hack	Trustee	November 27, 2019
/s/ Robert Kasdin* Robert Kasdin	Trustee	November 27, 2019
/s/ Kathryn L. Quirk* Kathryn L. Quirk	Trustee	November 27, 2019
/s/ Ann M. Spruill* Ann M. Spruill	Trustee	November 27, 2019
/s/ Charles F. McCain

Charles F. McCain
Attorney-in-Fact
Dated: November 27, 2019
*	As Attorney-in-Fact pursuant to Powers of Attorney previously filed in Post-Effective Amendment No. 151 to the Registrant’s Statement on Form N-1A on September 5, 2019.

HARBOR FUNDS
INDEX TO EXHIBITS IN REGISTRATION STATEMENT
NO.	EXHIBIT
99.i(1)	Legal Opinion of General Counsel
99.i(2)	Legal Opinion of Dechert LLP
99.j	Consent of Independent Registered Public Accounting Firm
99.p(7)	Westfield Capital Management Company LLP Code of Ethics dated August 16, 2019
I-1